Exhibit 10.39

EXECUTION VERSION

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE

EXHIBIT BECAUSE IT IS NOT BOTH MATERIAL AND WOULD LIKELY CAUSE

COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED.

SECURITIES PURCHASE AGREEMENT

BY AND AMONG

IWG HOLDINGS, LLC,

THE SELLERS PARTY HERETO,

AMERICAN TOWER INVESTMENTS LLC,

AND

IWG REP, LLC, AS SELLER REPRESENTATIVE

DATED AS OF NOVEMBER 4, 2020

TABLE OF CONTENTS

PAGE

ARTICLE I CERTAIN DEFINITIONS		2

1.1	Certain Definitions	2

ARTICLE II PURCHASE AND SALE OF COMPANY SHARES		20

2.1	Closing Date	20
2.2	Purchase and Sale of Purchased Units	20
2.3	Closing Date Payments	21
2.4	Withholding	22
2.5	Australian Restructuring	22
2.6	Purchase Option	24

ARTICLE III REPRESENTATIONS AND WARRANTIES OF THE COMPANY		25

3.1	Organization and Qualification	25
3.2	Capitalization of the Group Companies	26
3.3	Authority; Execution; Enforceability	27
3.4	Financial Statements; No Undisclosed Liabilities	28
3.5	Consents and Approvals; No Violations	29
3.6	Material Contracts	30
3.7	Absence of Changes	32
3.8	Litigation	33
3.9	Compliance with Applicable Law; Permits	33
3.10	Employee Plans	33
3.11	Environmental Matters	35
3.12	Intellectual Property	35
3.13	Labor Matters	38
3.14	Insurance	39
3.15	Tax Matters	39
3.16	Brokers	41
3.17	Real and Personal Property	41
3.18	Transactions with Affiliates	44
3.19	Customers	44
3.20	Anti-Corruption	45
3.21	Utilities	46
3.22	Pending Acquisitions	46
3.23	Australian Buyer	46
3.24	EXCLUSIVITY OF REPRESENTATIONS AND WARRANTIES	46

ARTICLE IV REPRESENTATIONS AND WARRANTIES OF BUYER		47

4.1	Organization	47
4.2	Authority	47
4.3	Consents and Approvals; No Violations	47

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4.4	Brokers	48
4.5	Financing	48
4.6	Litigation	48
4.7	Investment Purpose	48
4.8	Acknowledgment and Representations by Buyer	48
4.9	EXCLUSIVITY OF REPRESENTATIONS AND WARRANTIES	49

ARTICLE V REPRESENTATIONS AND WARRANTIES OF COMPANY SELLERS		49

5.1	Organization	49
5.2	Authority; Execution; Enforceability	50
5.3	Ownership of Company Units	50
5.4	Brokerage	51
5.5	Consents and Approvals; No Violations	51
5.6	Litigation	51
5.7	EXCLUSIVITY OF REPRESENTATIONS AND WARRANTIES	52

ARTICLE VI REPRESENTATIONS AND WARRANTIES OF THE BLOCKER SELLERS		52

6.1	Organization	52
6.2	Authority; Execution; Enforceability	53
6.3	Ownership of Blocker Equity; Ownership of Company Units	54
6.4	Brokerage	55
6.5	Consents and Approvals; No Violations	55
6.6	Compliance with Applicable Law; Litigation	56
6.7	Taxes of the Blocker Entities	56
6.8	Limited Purpose	57
6.9	EXCLUSIVITY OF REPRESENTATIONS AND WARRANTIES	57

ARTICLE VII COVENANTS		58

7.1	Conduct of Business of the Company	58
7.2	Transfer Taxes	61
7.3	Access to Information	61
7.4	Efforts to Consummate	62
7.5	Indemnification; Directors’ and Officers’ Insurance	65
7.6	Documents and Information	66
7.7	Contact with Customers, Suppliers and Other Business Relations	66
7.8	Employee Benefits Matters	67
7.9	No Public Disclosure; Confidentiality	68
7.10	Exclusive Dealing	70
7.11	No Reliance	70
7.12	COVID-19	71
7.13	Termination of Certain Agreements	71
7.14	Tax Matters	71
7.15	Third Party Consents	75
7.16	Financing Cooperation	75

7.17	Further Assurances	78
7.18	Section 280G	78
7.19	REIT Matters	79

ARTICLE VIII CONDITIONS TO CONSUMMATION OF THE TRANSACTION		80

8.1	Conditions to the Obligations of the Sellers, the Company and Buyer	80
8.2	Other Conditions to the Obligations of Buyer	81
8.3	Other Conditions to the Obligations of the Sellers and the Company	83
8.4	Frustration of Closing Conditions	84

ARTICLE IX TERMINATION; AMENDMENT; WAIVER		84

9.1	Termination	84
9.2	Notice of Termination	85
9.3	Effect of Termination	85

ARTICLE X SURVIVAL OF REPRESENTATIONS, WARRANTIES AND COVENANTS; INDEMNIFICATION; RELEASE		86

10.1	Survival of Representations, Warranties and Covenants	86
10.2	Indemnification of Buyer	86
10.3	Indemnification of the Sellers	88
10.4	Limitations; Calculation of Losses	89
10.5	Method of Asserting Claims	93
10.6	Character of Indemnity Payments	94
10.7	Buyer Release	94
10.8	Seller Release	95

ARTICLE XI MISCELLANEOUS		95

11.1	Entire Agreement; Assignment	95
11.2	Notices	95
11.3	Governing Law	97
11.4	Fees and Expenses	97
11.5	Construction; Interpretation	98
11.6	Exhibits and Schedules	98
11.7	Parties in Interest	99
11.8	Severability	99
11.9	Amendment	99
11.10	Extension; Waiver	99
11.11	Counterparts; Facsimile Signatures	100
11.12	Knowledge of the Company	100
11.13	Waiver of Jury Trial	100
11.14	Jurisdiction and Venue	100
11.15	Remedies	101
11.16	Waivers; Terminations	101
11.17	Seller Representative	102

11.18	Seller Representative Expense Fund	103
11.19	Relationship of the Parties	103
11.20	Conflict Between Transaction Documents	104
11.21	Computation of Time	104

SCHEDULES

Schedule AA		Acquisition Adjustment and Purchase Price Calculation
Schedule C-1	-	PO Sites
Schedule E-1	-	Employee 2020 Bonus Schedule
Schedule M-1	-	Minority Interest Holders and Minority Interests
Schedule P-1		Pending Acquisitions
Schedule P-2	-	Permitted Liens
Schedule T-1		Tower Cash Flow Principles
Schedule 3.2(a)	-	Company Capitalization
Schedule 3.2(b)	-	Subsidiaries
Schedule 3.2(c)	-	Subsidiaries; Voting Agreements
Schedule 3.4(a)	-	Financial Statements
Schedule 3.4(b)	-	Funded Indebtedness
Schedule 3.4(c)	-	Financial Statements; GAAP
Schedule 3.5	-	Consents and Approvals; No Violations
Schedule 3.6(a)	-	Material Contracts
Schedule 3.6(b)	-	Material Contracts; Validity, Enforceability and Breaches
Schedule 3.7	-	Absence of Changes
Schedule 3.8	-	Litigation
Schedule 3.9	-	Compliance with Applicable Law; Permits
Schedule 3.10(a)	-	Employee Plans
Schedule 3.10(c)	-	Employee Plans; Compliance
Schedule 3.10(e)	-	Employee Plans; COBRA
Schedule 3.10(g)	-	Employee Plans; Acceleration
Schedule 3.11	-	Environmental Matters
Schedule 3.12(a)	-	Intellectual Property; Liens
Schedule 3.12(b)	-	Scheduled Intellectual Property
Schedule 3.12(c)	-	Intellectual Property; Claims
Schedule 3.12(d)	-	Intellectual Property; Infringement
Schedule 3.13	-	Labor Matters
Schedule 3.14	-	Insurance
Schedule 3.15	-	Tax Matters
Schedule 3.17(a)	-	Owned Real Property
Schedule 3.17(b)	-	Leased Real Property; Site Leases
Schedule 3.17(c)	-	Tower Leases
Schedule 3.17(d)	-	Sufficiency of Personal Property
Schedule 3.17(f)	-	Title Policies
Schedule 3.17(g)	-	Construction
Schedule 3.17(i)	-	Excluded Leased Buildings
Schedule 3.18	-	Transactions with Affiliates
Schedule 3.19	-	Material Customers
Schedule 3.22	-	Pending Acquisitions; Earn-Outs
Schedule 4.3	-	Consents and Approvals; No Violations
Schedule 5.5	-	Consents and Approvals; No Violations
Schedule 6.3	-	Ownership of Blocker Equity; Ownership of Company Units
Schedule 6.7	-	Blocker Tax Matters

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Schedule 7.1	-	Conduct of Business
Schedule 7.8	-	Employee Severance Schedule
Schedule 8.2(d)(vi)	-	Required Consents
Schedule 10.2(a)(vi)	-	Indemnification

EXHIBITS

Exhibit A	-	Disbursement Agreement
Exhibit B	-	Escrow Agreement
Exhibit C	-	IWG Excluded Buildings
Exhibit D	-	Australian Note
Exhibit E	-	Power of Attorney from Australian Buyer
Exhibit F		Continuing Affiliate Agreements

SECURITIES PURCHASE AGREEMENT

THIS SECURITIES PURCHASE AGREEMENT (this “Agreement”), dated as of November 4, 2020, is made by and among (a) IWG HOLDINGS, LLC, a Delaware limited liability company (the “Company”), (b) MIP III TOWERS LLC, a Delaware limited liability company (“MIP Towers”), MIP III (REIT) AIV, L.P., a Delaware limited partnership (“MIP REIT”), and MACQUARIE INFRASTRUCTURE PARTNERS III (PV), L.P., a Delaware limited partnership (“MIP PV” and, together with MIP Towers and MIP REIT, each, a “Blocker Seller” and, collectively, the “Blocker Sellers”), (c) the other Sellers (as defined below) party hereto (the “Company Sellers”), (d) AMERICAN TOWER INVESTMENTS LLC, a California limited liability company (“Buyer”), and (e) IWG REP, LLC, a Delaware limited liability company, solely in its capacity as the representative of the Sellers hereunder (the “Seller Representative”). Capitalized terms used but not otherwise defined herein have the meanings ascribed to such terms in ARTICLE I.

WHEREAS, (a) MIP Towers is the record and beneficial owner of all of the outstanding equity interests of MIP III U.S. Iron LLC, a Delaware limited liability company (the “Upstairs Blocker Entity”), (b) Upstairs Blocker Entity, MIP REIT and MIP PV are, collectively, the record and beneficial owners of all of the outstanding equity interests of MIP III InSite Holdings, LLC, a Delaware limited liability company (the “Top Blocker Entity”), (c) Top Blocker Entity is the record and beneficial owner of all of the outstanding common equity interests of MIP III REIT Iron Holdings LLC, a Delaware limited liability company (the “Middle Blocker Entity”), and (d) Middle Blocker Entity is the record and beneficial owner of all of the outstanding equity interests of MIP III Iron Holdings LLC, a Delaware limited liability company (the “Bottom Blocker Entity” and, together with Upstairs Blocker Entity, Top Blocker Entity and Middle Blocker Entity, the “Blocker Entities” and such equity interests, collectively, the “Blocker Equity”);

WHEREAS, Bottom Blocker Entity is the record and beneficial owner of 29,362,490.9021 Class A Units of the Company;

WHEREAS, the Blocker Sellers wish to sell to Buyer, and Buyer wishes to purchase from the Blocker Sellers, all of the Blocker Purchased Units upon the terms and subject to the conditions set forth in this Agreement;

WHEREAS, concurrently with the purchase and sale of the Blocker Purchased Units, the Company Sellers wish to sell to Buyer, and Buyer wishes to purchase from the Company Sellers, all of the Class A Units and Class B Units of the Company (vested and unvested) that are not held by Bottom Blocker Entity (collectively, the “Company Purchased Units”) upon the terms and subject to the conditions set forth in this Agreement;

WHEREAS, as a result of the purchase of the Blocker Purchased Units and the Company Purchased Units (collectively, the “Purchased Units”), Buyer shall own, directly or indirectly, all of the issued and outstanding Class A Units and Class B Units of the Company (the “Company Units”) which constitute all of the issued and outstanding equity of the Company; and

WHEREAS, the respective boards of directors or boards of managers, as applicable, of the Sellers, Buyer, the Company and the Blocker Entities have approved this Agreement and the transactions contemplated hereby, upon the terms and subject to the conditions set forth herein.

NOW, THEREFORE, in consideration of the premises and the mutual promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement hereby agree as follows:

ARTICLE I

CERTAIN DEFINITIONS

1.1    Certain Definitions. As used in this Agreement, the following terms have the respective meanings set forth below.

“Acquisition Adjustment” means (a) the greater of (i) zero ($0) and (ii) the amount equal to (A) 31.278 multiplied by (B) the Acquisition TCF Deficit plus (b) the Pending Acquisitions Purchase Price minus (c) the Pending Acquisitions Purchase Price Credit Amount; provided, that the Acquisition Adjustment shall not be less than zero ($0). For purposes of the “Acquisition Adjustment”:

(A)	“Acquisition TCF Deficit” means (x) $3,400,000 minus (y) Acquisition TCF minus (z) Base TCF Growth (the sum of (x) and (y) are referred to herein as the “TCF Growth”);

(B)

“Acquisition TCF” means the sum of (x) the Tower Cash Flow from Pending Acquisition consummated after the Latest Balance Sheet Date and prior to the Closing plus (y) with respect to each Pending Acquisition which has not be consummated prior to Closing and for which the Company believes in good faith will be consummated after the Closing pursuant to the terms of the purchase agreement with respect thereto, the Tower Cash Flow set forth on Schedule P-1 with respect to each such Pending Acquisition;

(C)	“Base TCF Growth” means the amount, if any, by which (x) Closing Date Tower Cash Flow exceeds (y) Base Tower Cash Flow (for the avoidance of doubt, this amount cannot be less than $0);

(D)

“Pending Acquisitions Purchase Price” means (x) the cash purchase price paid by the Group Companies for each Pending Acquisition which is consummated after the Latest Balance Sheet Date and prior to Closing, plus (y) the cash purchase price, as set forth on Schedule P-1, for each Pending Acquisition which has not been consummated prior to Closing and for which the Company believes in good faith will be consummated after the Closing pursuant to the terms of the purchase agreement with respect thereto; and

(E)

“Pending Acquisitions Purchase Price Credit Amount” means, if TCF Growth exceeds $3,400,000, then an amount equal to (x) the Pending Acquisitions Purchase Price multiplied by (y) (i) one (1) minus (ii) a fraction (A) the

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numerator of which is $3,400,000 and (B) the denominator of which is the TCF Growth.

A sample calculation of the Acquisition Adjustment is set forth on Schedule AA.

“Acquisition Engagement” has the meaning set forth in Section 11.16(a).

“Acquisition Transaction” has the meaning set forth in Section 7.10.

“Administrative Costs” has the meaning set forth in Section 11.18(a).

“Affiliate” means, with respect to any Person, any other Person who directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, such Person. The term “control” means the ownership of a majority of the voting securities of the applicable Person or the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of the applicable Person, whether through the ownership of voting securities, by contract or otherwise, and the terms “controlled” and “controlling” have meanings correlative thereto; provided, that in no event shall any Purchased Entity be considered an Affiliate of any portfolio company of any investment fund managed by Macquarie Group nor shall any portfolio company of any investment fund managed by Macquarie Group be considered to be an Affiliate of any Purchased Entities. For the avoidance of doubt, employees of the Purchased Entities are not Affiliates of the Purchased Entities.

“Affiliate Agreements” has the meaning set forth in Section3.18.

“Agile Connect Assets” means any connectivity network site owned or operated by a Group Company, comprised of antennas, dishes, filaments, cabling, dishes, transmitters or receivers for the purposes of creating a microwave, backhaul and/or fiber optic facility, infrastructure, or transmission network.

“Agile Connect Site” means each site operated (whether or not owned) by a Group Company upon which Agile Connect Assets and related telecommunication equipment is located, including any telecommunications site consisting of buildings, rooftops, hubs, towers and/or Improvements.

“Agreement” has the meaning set forth in the introductory paragraph to this Agreement.

“Ancillary Documents” has the meaning set forth in Section 3.3(a).

“Anticorruption Laws” has the meaning set forth in Section 3.20(c).

“Anti-Money Laundering Laws” means (a) the USA Patriot Act of 2001 (Pub. L. No. 107-56), (b) the U.S. Money Laundering Control Act of 1986, as amended, (c) the Bank Secrecy Act, 31 U.S.C. sections 5301 et seq., (d) Laundering of Monetary Instruments, 18 U.S.C. section 1956, (e) Engaging in Monetary Transactions in Property Derived from Specified Unlawful Activity, 18 U.S.C. section 1957, (f) the Financial Recordkeeping and Reporting of Currency and Foreign

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Transactions Regulations (Title 31 Part 103 of the US Code of Federal Regulations), and (g) any other applicable money laundering or financial recordkeeping laws.

“Australia Escrow Amount” means $40,000,000.

“Australia Step Plan” has the meaning set forth in Section 2.5.

“Australian Buyer” has the meaning set forth in Section 2.5(b).

“Australian Note” has the meaning set forth in Section 2.5(b).

“Australian Note FIRB Condition” has the meaning set forth in the Australian Note.

“Australian Shares” has the meaning set forth in Section 2.5(b).

“Base Purchase Price” means $2,636,979,678.

“Base Tower Cash Flow” means $108,500,000; provided, that if (a) the Purchase Option has been exercised prior to Closing or (b) the Purchase Option Requirement has not been satisfied as of the Closing, then “Base Tower Cash Flow” means $108,500,000 minus the amount of tower cash flow, as set forth on Schedule C-1, attributable to any PO Site in respect of which the Purchase Option Requirement has not been satisfied prior to the Closing Date.

“Blocker Entities” has the meaning set forth in the recitals to this Agreement.

“Blocker Equity” has the meaning set forth in the recitals to this Agreement.

“Blocker Sellers” has the meaning set forth in the introductory paragraph to this Agreement.

“Blocker Pre-Closing Taxes” means (i) any Taxes of any Blocker Entity (x) for any Pre-Closing Tax Period or (y) attributable to the Australian Restructuring or, without duplication of Taxes that are included in the calculation of the amount (if any) to be paid to the Disbursement Agent under clause (i)(B) of the final sentence of Section 2.6(c), the consummation of any sale or assignment pursuant to the exercise of the Purchase Option (determined in the case of the Australian Restructuring and the consummation of any sale or assignment pursuant to the exercise of the Purchase Option, based on the cash Tax liability of such Blocker Entity as determined taking into account any losses or other items available (as determined without regard to any application of such losses or other items against income arising after Closing) to apply to reduce such liability) and (ii) any Taxes of another Person (other than a Blocker Entity) for which a Blocker Entity is liable as a result of (x) having been a member of a consolidated, combined or similar Tax group at any time prior to the Closing, (y) as a result of being a successor or transferee, where such status as a successor or transferee arose on or prior to the Closing Date or (z) under a contract, where the Blocker Entity’s contractual obligations in respect of such Taxes arose on or prior to the Closing Date and, in the case of clauses (y) and (z), such Taxes relate or are attributable to any Pre-Closing Tax Period. For this purpose, the portion of any Taxes that are allocable to the portion of a Straddle Period ending at the close of the Closing Date shall be (a) in the case of income Taxes and all other Taxes that are not imposed on a periodic basis, the amount that would be payable if the taxable

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year or period of the applicable Blocker Entity ended on the Closing Date based on an interim closing of the books at the close of such date and (b) in the case of any Taxes that are imposed on a periodic basis, the amount of such Taxes for the relevant period multiplied by a fraction, the numerator of which shall be the number of calendar days from the beginning of the period up to and including the Closing Date and the denominator of which shall be the number of calendar days in the entire period. In no event shall Transfer Taxes described in Section 7.2 (or any other Transaction Expense) or Unpaid Taxes to the extent included in the calculation of the Purchase Price (or Unpaid Blocker Taxes, to the extent paid at Closing pursuant to Section 2.3(f)) be treated as Blocker Pre-Closing Taxes.

“Blocker Purchased Units” means (a) all of the Blocker Equity of Upstairs Blocker Entity and (b) all of the Blocker Equity (other than the Blocker Equity held by Upstairs Blocker Entity) of Top Blocker Entity.

“Bottom Blocker Entity” has the meaning set forth in the recitals to this Agreement.

“Business Day” means a day, other than a Saturday or Sunday, on which commercial banks in New York, New York are open for the general transaction of business.

“Buyer” has the meaning set forth in the introductory paragraph to this Agreement.

“Buyer Indemnified Parties” has the meaning set forth in Section 10.2.

“Buyer Parent” means American Tower Corporation, a Delaware corporation.

“Buyer Released Parties” has the meaning set forth in Section 10.8.

“Cash Requirements Forecast” means the Company’s cash requirements forecast prepared in the Ordinary Course of Business in substantially the same form as the forecast prepared by the Company’s Assistant Treasurer for the Chief Financial Officer of the Company prior to the date hereof, an example of which was provided to Buyer on November 2, 2020.

“CERCLA” means the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended.

“Closing” has the meaning set forth in Section 2.1.

“Closing Certificate” means any certificate delivered at Closing by a party hereto pursuant to Section 8.2(d)(ii), 8.2(d)(iii), 8.2(e)(ii) or 8.3(c)(i).

“Closing Date” has the meaning set forth in Section 2.1.

“Closing Date Funded Indebtedness” means the Funded Indebtedness as of 12:01am New York Time on the Closing Date.

“Closing Date Tower Cash Flow” means the Tower Cash Flow for the Group Companies as of the Closing Date; provided that the Closing Date Tower Cash Flow shall not include any Tower Cash Flow from any IWG Site acquired after the Latest Balance Sheet Date (including

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pursuant to any Pending Acquisitions, whether or not such Pending Acquisitions have been consummated prior to Closing). For the avoidance of doubt, if the Purchase Option Requirement has not been satisfied prior to the Closing Date with respect to any PO Site set forth on Schedule C-1, the associated Tower Cash Flow with respect to such PO Site shall not be included in the calculation of Closing Date Tower Cash Flow.

“Closing Statement” has the meaning set forth in Section 2.3(a).

“COBRA” means the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended.

“Code” means the Internal Revenue Code of 1986, as amended.

“Company” has the meaning set forth in the introductory paragraph to this Agreement.

“Company Material Adverse Effect” means any effect, change, event, occurrence or development that has, or would be reasonably expected to have, individually or in the aggregate, a material adverse effect upon (x) the financial condition, business, assets, liabilities or results of operations of the Group Companies, taken as a whole, or (y) the ability of the Company to perform its obligations hereunder and consummate the Transactions; provided, however, that any effect, change, event, occurrence or development occurring after the date hereof arising from or related to the following shall not be taken into account in determining whether a Company Material Adverse Effect has occurred: (i) conditions affecting the United States economy or any foreign economy generally, (ii) any national or international political or social conditions, including civil unrest, protests, public demonstrations, the engagement or cessation by the United States or any other country in hostilities, whether or not pursuant to the declaration of a national emergency or war, or the occurrence of any military or terrorist attack upon the United States or any other country, or any of its territories, possessions, or diplomatic or consular offices or upon any military installation, equipment or personnel of the United States or any other country and any government responses thereto, (iii) changes to financial, banking or securities markets (including any disruption thereof and any decline in the price of any security or any market index), (iv) any changes in weather, meteorological conditions or climate or natural disasters (including hurricanes, storms, tornados, flooding, earthquakes, volcanic eruptions or similar occurrences) affecting the business of the Group Companies, (v) changes in GAAP, (vi) changes in any laws or orders or other binding directives issued by any Governmental Entity, (vii) the public announcement of the Transaction, (viii) any failure by the Company to meet any internal or published projections, forecasts or revenue or earnings predictions for any period ending on or after the date of this Agreement (provided, that the underlying cause of the failure to meet any projection, forecast or revenue or earnings predictions shall not be excluded from the determination of whether or not a Company Material Adverse Effect has occurred to the extent not otherwise excluded from this definition of Company Material Adverse Effect), (ix) the taking of any action expressly contemplated by this Agreement and/or the Ancillary Documents, including the completion of the transactions contemplated hereby and thereby (including losses or threatened losses of employees, customers, vendors, distributors or others having relationships with any of the Group Companies); provided, that this clause (ix) shall not be given any effect with respect to the representations and warranties set forth in Section 3.5, (x) any epidemic, pandemic or disease outbreak (including COVID-19) and including any worsening of such conditions threatened or existing as of the date

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of this Agreement; and (xi) any change that is generally applicable to the industries or markets in which the Group Companies operate; provided, that, the matters described in clauses (i), (ii), (iii), (iv), (v), (vi), (x) and (xi) shall be taken into account in the determination of whether or not a Company Material Adverse Effect has occurred to the extent any such matter has a disproportionate adverse effect on the financial condition, business, assets, liabilities or results of operations of the Group Companies, taken as a whole, relative to other participants in the industries or markets in which they operate.

“Company Operating Agreement” means the Amended and Restated Operating Agreement of the Company, dated as of July 29, 2016, and amended by the First Amendment thereto, dated as of May 5, 2017, the Second Amendment thereto, dated as of December 7, 2018, the Third Amendment thereto, dated as of March 13, 2020 and the Fourth Amendment thereto, dated as of March 13, 2020.

“Company Purchased Units” has the meaning set forth in the recitals to this Agreement.

“Company Units” has the meaning set forth in the recitals to this Agreement.

“Company Sellers” has the meaning set forth in the introductory paragraph to this Agreement.

“Confidentiality Agreement” means the confidentiality agreement, dated as of September 15, 2020, by and between InSite Wireless Group, LLC and American Towers LLC.

“Continuing Employee” has the meaning set forth in Section 7.8(a).

“contract” means all contracts, agreements, subcontracts, bonds, mortgages, indentures, leases, licenses, sublicenses, purchase orders, commitments, arrangements, obligations, understandings or other agreements, in each case whether written or oral.

“Copyrights” has the meaning set forth in the definition of Intellectual Property Rights.

“COVID-19” means SARS-CoV-2 or COVID-19, and any evolutions thereof or related or associate epidemics, pandemic or disease outbreaks.

“COVID-19 Measures” means any quarantine, “shelter in place,” “stay at home,” workforce reduction, social distancing, shut down, closure, sequester or any other law, governmental order, action, directive, guidelines or recommendations by any Governmental Entity in connection with or in response to COVID-19, including the Coronavirus Aid, Relief, and Economic Security Act (CARES).

“COVID-19 Response” means any action or inaction, including the establishment of any policy, procedure or protocol, by a Purchased Entity that such Purchased Entity reasonably determines is prudent and necessary or advisable in connection with (i) mitigating the adverse effects of COVID-19 or applicable COVID-19 Measures, (ii) ensuring compliance by the Purchased Entities with COVID-19 Measures applicable to any of them and/or (iii) in respect of COVID-19, protecting the health and safety of employees or other persons with whom the

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Purchased Entities and their personnel come into contact with during the ordinary course of business operations.

“DAS Assets” means any distributed antenna system network site owned or operated by a Group Company, comprised of one or more antennas connected via fiber optic cabling or other signal transport media, whether indoor or outdoor.

“DAS Site” means each site operated (whether or not owned) by a Group Company upon which DAS Assets and related telecommunication equipment is located.

“Disbursement Agent” has the meaning set forth in Section 2.3(b).

“Disbursement Agreement” has the meaning set forth in Section 2.3(b).

“DOJ” means the United States Department of Justice.

“Easements” means all easements, rights of way, licenses, permits or other right of use agreement, whether written or oral, pursuant to which a Group Company holds a real property interest or other right of use agreement for any IWG Site, including the associated access easements and rights of way.

“Employee Benefit Plan” means each “employee benefit plan” (as such term is defined in Section 3(3) of ERISA), whether or not subject to ERISA, and each other employment, individual consulting, individual independent contractor, compensation, bonus, incentive or deferred compensation, severance, retention or change in control compensation or benefits, termination pay, retirement pay, 401(k), pension, profit-sharing, performance awards, stock or stock-related awards, fringe benefits, medical, surgical, hospitalization, retiree medical or life insurance and each other employee benefit plan, program, agreement or arrangement, in each case, that any Group Company maintains, sponsors, contributes to or is required to contribute to, or has any other liability in each case other than any plan maintained by a Governmental Entity and to which contributions are mandated by such Governmental Entity.

“Environmental Laws” means all applicable statutes, laws, ordinances and binding orders of all Governmental Entities concerning pollution or protection of the environment, natural resources, human health and safety, or the management, manufacture, generation, labeling, registration, use, treatment, storage, transportation, handling, disposal or release of or exposure to Hazardous Substances.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended.

“ERISA Affiliate” means any trade or business (whether or not incorporated) that is treated as a single employer with the Company under Section 414(b), (c), (m) or (o) of the Code.

“Escrow Agent” has the meaning set forth in Section 2.3(b).

“Escrow Agreement” has the meaning set forth in Section 2.3(b).

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“Escrow Amount” means (a) the Indemnity Escrow Amount plus (b) if Section 2.5 is applicable, the Australia Escrow Amount plus (c) if applicable, the PO Escrow Amount, each of which shall be held by the Escrow Agent in a separate account.

“Excluded Building Lease” has the meaning set forth in Section 3.17(i).

“Excluded Leased Building” has the meaning set forth in Section 3.17(i).

“Executory Period” means the period from the execution and delivery of this Agreement until the earlier of the Closing or the termination of this Agreement in accordance with its terms.

“Export Control Laws” has the meaning set forth in Section 3.20(a).

“FCPA” has the meaning set forth in Section 3.20(c).

“Financial Statements” has the meaning set forth in Section 3.4(a).

“Financing Sources” has the meaning set forth in Section 7.16(a).

“FIRB Application” has the meaning set forth in Section 7.4(b).

“Fraud” means an act, committed by a party hereto, with intent to deceive another party hereto, or to induce such other party to enter into this Agreement and requires: (i) a false representation contained in ARTICLE III, ARTICLE IV, ARTICLE V or ARTICLE VI (or in any certificate delivered at Closing in accordance with this Agreement); (ii) with knowledge or with reckless indifference that such representation is false or the Person making such representation believes it is false; (iii) with an intention to induce the other Person to whom such representation is made to enter into this Agreement or otherwise act or refrain from acting in reliance upon it; (iv) causing that other Person, in reliance upon such false representation to enter into this Agreement or otherwise take or refrain from taking action; and (v) causing such other Person to suffer damage by reason of such reliance. For the avoidance of doubt, Fraud does not include, and no claim may be made by any Person in relation to this Agreement or the Transaction for, constructive fraud or other claims based on constructive knowledge, negligence, equitable fraud, or similar theories.

“FTC” means the Federal Trade Commission.

“Fundamental Representations” means the representations and warranties set forth in Sections 3.1 (Organization), 3.2 (Capitalization), 3.3 (Authority), 3.7(a) (Absence of Changes), 3.16 (Brokerage), 5.1 (Organization), 5.2 (Authority), 5.3 (Ownership of Company Units), 5.4 (Brokerage), 6.1 (Organization), 6.2 (Authority), 6.3 (Ownership of Blocker Equity; Ownership of Company Units) and 6.4 (Brokerage).

“Funded Indebtedness” means, as of any time, without duplication, the outstanding principal amount of, accrued and unpaid interest on, and other payment obligations (including any prepayment premiums or breakage costs payable as a result of the consummation of the Transaction) arising under, any obligations of any Purchased Entity consisting of (a) indebtedness for borrowed money or indebtedness issued in substitution or exchange for borrowed money,

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(b) indebtedness evidenced by any note, bond, debenture or other debt security, in each case, as of such date, (c) the principal amount of leases that have been recorded as capital financing leases on the Latest Balance Sheet, (d) any performance bond, surety bond, bank guarantee, bankers’ acceptances or letter of credit or any bank overdrafts and similar charges (to the extent drawn), (e) obligations arising out of any interest rate, currency or other swap, collar, cap and any other hedging or derivative arrangements (valued at the termination value thereof), (f) obligations secured by (or for which the holder of such Funded Indebtedness has an existing right to be secured by) any Lien (other than Permitted Liens) on property owned or acquired by any Purchased Entity, (g) any other indebtedness or obligation reflected or required to be reflected as indebtedness in a consolidated balance sheet, in accordance with GAAP (other than an obligation in respect of Taxes), (h) the excess (if any) of (A) the aggregate projected benefit obligation for any Employee Benefit Plan that is a defined benefit pension plan, as defined in Statement of Financial Accounting Standards Codification No. 715, over (B) the aggregate fair value of assets held in trust or set aside for such plan, in each case as calculated as of the date of the Closing in accordance with GAAP, (i) with respect to employees terminated prior to the date hereof, liability for any severance or termination payments, retirement, long-service leave or other end-of-service payments (including as a jubilee payment), post-employment or post-retirement medical or any other similar payments or benefits payable upon or arising out of or relating to a termination of employment, (j) obligations for the deferred purchase price of property, assets, services or equity interests, including “earn-outs”, “seller notes”, land installment contracts and conditional sale or other title retention agreements (but excluding (x) any trade payables or accrued expenses, in each case, arising in the Ordinary Course of Business and (y) any such obligations which are reflected on the Latest Balance Sheet as restricted cash) and (k) guarantees directly or indirectly, in any manner, of the obligations described in clauses (a) through (j) above of any other Person. Notwithstanding the foregoing, “Funded Indebtedness” shall not include any (x) obligations between any Group Company and any other Group Company, in each case that is wholly-owned, directly or indirectly, by the Company, or between any Blocker Entity and any other Blocker Entity, in each case (other than with respect to the Bottom Blocker) that is wholly owned directly or indirectly by Upstairs Blocker Entity or Top Blocker Entity, (y) letters of credit, performance bonds, surety bonds, bank guarantees or bankers’ acceptances, to the extent undrawn, or (z) amounts included as Transaction Expenses or Unpaid Taxes or included in the calculation of the Acquisition Adjustment (or Unpaid Blocker Taxes, to the extent paid at Closing pursuant to Section 2.3(f)). For the avoidance of doubt, “Funded Indebtedness” shall include the Securitization Indebtedness; provided, that, other than as set forth in Section 2.6(c), any make-whole (or other similar) payments due with respect to the retirement of the Securitization Indebtedness shall not be included in Funded Indebtedness or Transaction Expenses (and Sellers shall have no liability or obligation with respect thereto), any such payments being the sole obligation of Buyer (as among the parties hereto).

“GAAP” means United States generally accepted accounting principles, as in effect on the date or for the period with respect to which such principles are applied.

“Governing Documents” means the legal document(s) by which any Person (other than an individual) establishes its legal existence or which govern its internal affairs. For example, the “Governing Documents” of a corporation are its certificate of incorporation and by-laws, the “Governing Documents” of a limited partnership are its limited partnership agreement and certificate of limited partnership and the “Governing Documents” of a limited liability company are its operating agreement and certificate of formation.

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“Governmental Entity” means any United States or foreign (i) supranational, national, foreign, federal, state, local, municipal or other government or (ii) governmental or quasi-governmental entity of any nature (including any instrumentality, subdivision, administrative agency or commission, governmental agency, branch, department, official, or entity and any court, other tribunal or other governmental authority).

“Group Companies” means, collectively, the Company and each of its Subsidiaries and “Group Company” shall refer to each of the Company and its Subsidiaries.

“Group Company IP Rights” has the meaning set forth in Section 3.12(b).

“Hazardous Substances” means asbestos or asbestos-containing materials, toxic mold, lead and lead-based paint, petroleum (or any byproducts thereof), polychlorinated biphenyls or any other substance, waste or material that is classified, listed, defined, categorized or regulated as toxic, hazardous, a pollutant or a contaminant (or words of similar import) under any Environmental Law.

“HSR Act” means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the rules and regulations promulgated thereunder.

“Improvements” means all Tower Structures, poles, buildings (other than the IWG Excluded Buildings), antennas, dishes, fences, foundations, equipment pads, transmission lines, equipment shelters, storage facilities, cabinets, anchors, guy wires and other improvements which are owned, leased or used by a Group Company and located on or appurtenant to any IWG Site.

“Indemnified Party” means any Person claiming indemnification under any provision of ARTICLE X.

“Indemnifying Party” means any Person against whom a claim for indemnification is being asserted under any provision of ARTICLE X.

“Indemnity Escrow Account” means the escrow account in which the Escrow Agent holds the Indemnity Escrow Amount.

“Indemnity Escrow Amount” means $140,000,000.

“Inside Date” means December 1, 2020.

“Intellectual Property Rights” means all U.S. and foreign intellectual property and proprietary rights created or arising under the laws of any jurisdiction or under any international convention, whether registered or unregistered, including all rights in or to (i) (a) patents and patent applications (whether utility or design patents), divisions, continuations, continuations-in-part, reissues and reexaminations of any of the foregoing, and (b) rights in and to inventions, invention disclosures, discoveries, processes, designs, techniques, developments and technology (for each of the foregoing, whether or not patentable) (collectively, “Patents”), (ii) trademarks, service marks, trade names, brand names, corporate names, logos and other source indicators (and all registrations and applications therefor and all goodwill associated and symbolized therewith for each of the foregoing) (collectively, “Trademarks”), (iii) copyrights, copyrightable works, mask

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works and works of authorship in any medium, including computer programs, software, hardware, databases, documentation and related works, as well as moral rights and rights equivalent thereto (and all registrations and applications therefor) (collectively, “Copyrights”), (iv) statutory design rights, (v) Internet domain names, (vi) trade secrets, know-how, confidential, proprietary or non-public information, (collectively, “Trade Secrets”) and (vii) rights in and to software, including data files, source code, object code, application programming interfaces, computerized databases and other software-related specifications and documentation (collectively, “Software”).

“IT Systems” has the meaning set forth in Section 3.12(g).

“IWG Excluded Buildings” means the commercial buildings owned by a Group Company that are identified in Exhibit C.

“IWG Land” means the tracts of land, including any access roads, leased or otherwise occupied or used by a Group Company on which a Tower Site or Third Party Tower Site is located.

“IWG Sites” means, collectively, the IWG Land, Tower Sites, DAS Sites, Agile Connect Sites, Third Party Tower Sites and Improvements located thereon, excluding the IWG Excluded Buildings.

“Latest Audited Financial Statements” has the meaning set forth in Section 3.4(a)(i).

“Latest Balance Sheet” has the meaning set forth in Section 3.4(a)(ii).

“Latest Balance Sheet Date” means September 30, 2020.

“law” means any law (including common law), rule, regulation, judgment, order, decree, code, permit, license, determination, writ, injunction, award or other pronouncement having the effect of law of any Governmental Entity.

“LBSD Straddle Period” means a taxable period beginning on or before, and ending after, the Latest Balance Sheet Date.

“Leased Real Property” has the meaning set forth in Section 3.17(b).

“Licensed Intellectual Property” has the meaning set forth in Section 3.6(a)(ix).

“Lien” means any mortgage, hypothecation, pledge, security interest, deed of trust, conditional sale or other title retention agreement, defect in title, right-of-way, easement, encroachment, claim, assessment, encumbrance, lien or charge. For the avoidance of doubt, “Lien” shall not be deemed to include any non-exclusive license or other non-exclusive right or contractual obligation with respect to any Intellectual Property Rights that does not secure indebtedness.

“Losses” means all losses, damages, claims, costs and expenses, interest, awards, Taxes, demands, assessments, judgments and penalties (including reasonable attorneys’ and consultants’ fees and expenses).

“Macquarie Group” means Macquarie Group Limited.

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“Material Contracts” has the meaning set forth in Section 3.6(a).

“Material Customers” has the meaning set forth in Section 3.19.

“Material Permits” has the meaning set forth in Section 3.9.

“Middle Blocker Entity” has the meaning set forth in the recitals to this Agreement.

“Middle Blocker LLCA” means the amended and restated limited liability company agreement of the Middle Blocker Entity dated December 16, 2016.

“Minority Interest Holders” means the Persons who own the equity interests in a Group Company (other than the Company) (the “Minority Interests”) as set forth on Schedule M-1.

“MIP PV” has the meaning set forth in the introductory paragraph to this Agreement.

“MIP REIT” has the meaning set forth in the introductory paragraph to this Agreement.

“MIP Towers” has the meaning set forth in the introductory paragraph to this Agreement.

“Multiemployer Plan” has the meaning set forth in Section 4001(a)(3) of ERISA.

“Offering Materials” has the meaning set forth in Section 7.16(b).

“Open Source Software” means any software that is licensed, distributed or conveyed as “open source software,” “free software,” “copyleft” or under a similar licensing or distribution model or that is subject to the terms of any contract in a manner that requires that such software, or other software into which such software is incorporated, or other software linked to, derived from, combined with or distributed with such software, be (i) disclosed or distributed in source code form; (ii) licensed for the purpose of making derivative works; or (iii) redistributable at no charge. Without limiting the foregoing, any software that is subject to the terms of any of the licenses certified by the Open Source Initiative and listed on their website (www.opensource.org) is Open Source Software.

“order” means any award, injunction, judgment, decree, order, ruling, determination, stipulation, restriction, assessment, subpoena or verdict or other decision validly issued, promulgated or entered by any Governmental Entity of competent jurisdiction with respect to the Group Companies.

“Ordinary Course of Business” means any action taken, or not taken, by any Person in the ordinary course of such Person’s business.

“Owned Real Property” has the meaning set forth in Section 3.17(a).

“Patents” has the meaning set forth in the definition of Intellectual Property Rights.

“Payoff Letters” has the meaning set forth in Section 8.2(i).

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“Pending Acquisitions” means the pending acquisitions of the Group Companies set forth on Schedule P-1.

“Permitted Liens” means (a) mechanic’s, materialmen’s, carriers’, repairers’ and other similar statutory Liens arising or incurred in the Ordinary Course of Business for amounts that are not yet delinquent or are being contested in good faith and, to the extent required by GAAP, for which appropriate reserves have been established on the Financial Statements in accordance with GAAP and are being maintained, (b) Liens for Taxes, assessments or other governmental charges not yet due and payable as of the Closing Date or which are being contested in good faith and, in the case of contested Taxes, to the extent required by GAAP, for which appropriate reserves have been established and are being maintained, (c) encumbrances and restrictions on property (including easements, covenants, conditions, rights of way and similar restrictions) and other similar matters documented in the public records that are not violated by the Group Companies’ present or currently contemplated uses or occupancy of such property, (d) Liens securing the obligations of the Group Companies with respect to Funded Indebtedness (provided that such Liens, other than with respect to Securitization Indebtedness, shall not be Permitted Liens after giving effect to the prepayment of Funded Indebtedness in accordance herewith at Closing), (e) zoning, building codes and other land use laws regulating the use or occupancy of real property or the activities conducted thereon that are not violated by the Group Companies’ present or currently contemplated uses or occupancies of such property, (f) matters that would be disclosed by an accurate survey or inspection of the real property, in each case that do not materially interfere with the Group Companies’ present uses or occupancy of such property, (g) Liens arising in the Ordinary Course of Business under worker’s compensation, unemployment insurance, social security, retirement or similar laws, (i) with respect to IWG Sites other than Owned Real Properties, any Liens or other matters caused by or placed upon such real property by the owners or other lessees thereof, (j) Liens granted to any lender at the Closing in connection with any financing by Buyer of the Transaction contemplated hereby and (k) Liens described on Schedule P-2.

“Person” means an individual, partnership, corporation, limited liability company, joint stock company, unincorporated organization or association, trust, joint venture, association or other similar entity, whether or not a legal entity.

“Personal Property” has the meaning set forth in Section 3.17(d).

“PO Escrow Account” means the escrow account in which the Escrow Agent holds the PO Escrow Amount.

“PO Escrow Amount” means $231,000,000, representing the aggregate value of the PO Sites and, with respect to each PO Site, the value set forth on Schedule C-1 for such PO Site.

“PO Right Holder” has the meaning set forth on Schedule 10.2(a)(vi).

“PO Sites” means the IWG Sites set forth on Schedule C-1.

“Pre-Closing Taxes” means (i) any Taxes of any Group Company (x) for any Pre-LBSD Tax Period or (y) attributable to the Australian Restructuring or, without duplication of Taxes that are included in the calculation of the amount (if any) to be paid to the Disbursement Agent under

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clause (i)(B) of the final sentence of Section 2.6(c), the consummation of any sale or assignment pursuant to the exercise of the Purchase Option (determined in the case of the Australian Restructuring and the consummation of any sale or assignment pursuant to the exercise of the Purchase Option, based on the cash Tax liability of such Group Company, as determined taking into account any losses or other items available (as determined without regard to any application of such losses or other items against income arising after Closing) to apply to reduce such liability) and (ii) any Taxes of another Person (other than a Group Company) for which a Group Company is liable as a result of (x) having been a member of a consolidated, combined or similar Tax group at any time prior to the Closing, (y) as a result of being a successor or transferee, where such status as a successor or transferee arose on or prior to the Latest Balance Sheet Date or (z) under a contract, where the Group Company’s contractual obligations in respect of such Taxes arose on or prior to such Latest Balance Sheet Date and, in the case of clauses (y) and (z), such Taxes relate or are attributable to any Pre-LBSD Tax Period. For this purpose, the portion of any Taxes that are allocable to the portion of a LBSD Straddle Period ending at the close of the Latest Balance Sheet Date shall be (a) in the case of income Taxes and all other Taxes that are not imposed on a periodic basis, the amount that would be payable if the taxable year or period of the applicable Group Company ended on the Latest Balance Sheet Date based on an interim closing of the books at the close of such date and (b) in the case of any Taxes that are imposed on a periodic basis, the amount of such Taxes for the relevant period multiplied by a fraction, the numerator of which shall be the number of calendar days from the beginning of the period up to and including the Latest Balance Sheet Date and the denominator of which shall be the number of calendar days in the entire period. In no event shall Transfer Taxes described in Section 7.2 (or any other Transaction Expense) or Unpaid Taxes to the extent included in the calculation of the Purchase Price be treated as Pre-Closing Taxes.

“Pre-Closing Tax Period” means any taxable period (or a portion thereof) ending on or prior to the Closing Date, including, for the avoidance of doubt, the portion of the Straddle Period ending on the Closing Date.

“Pre-LBSD Tax Period” means any taxable period (or portion thereof) ending on or prior to the Latest Balance Sheet Date, including, the avoidance of doubt, the portion of an LBSD Straddle Period ending on the Latest Balance Sheet Date.

“Purchase Option” means, collectively, the Grantor Purchase Option under the Easement Agreements and the Purchase Option under the Ground Leases. The capitalized terms used in this definition have the meanings given to them in that certain Amendment to Easements and Tower Ground Lease Agreements and Waiver of Purchase Options, dated as of March 24, 2015, by and between IWG Towers Assets I, LLC (f/k/a CTI IWG Towers Assets I, LLC), and each of the other entities party thereto.

“Purchase Option Requirement” means that either (a) PO Right Holder has irrevocably waived in writing the Purchase Option with respect to the Transaction (including any such waiver given after PO Right Holder has purported to exercise the Purchase Option) or (b) PO Right Holder has not exercised the Purchase Option with respect to the Transaction in accordance with its terms on or prior to the expiration thereof (which the parties agree is December 29, 2020 unless the PO Right Holder has, prior to such time, made a written request or demand contesting such deadline or Buyer and the Company otherwise agree), is not otherwise asserting any right to continue to

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exercise the Purchase Option with respect to the Transaction thereafter and is not asserting any breach of any provision of the Ground Leases in connection with the Transactions.

“Purchase Price” means (a) the Base Purchase Price minus (b) the amount of Unpaid Transaction Expenses minus (c) the Tower Cash Flow Adjustment Amount, if any, minus (d) the amount of Unpaid Taxes, minus (e) the Acquisition Adjustment, minus (f) $10,000,000 (as the agreed amount of employee severance cost being borne by the Sellers). A sample calculation of the Purchase Price is set forth on Schedule AA.

“Purchased Entities” means the Group Companies and the Blocker Entities.

“Purchased Units” has the meaning set forth in the recitals to this Agreement.

“Redemption Agreements” means each of the Redemption Agreements entered into on or about the date of this Agreement between a Group Company and one or more Minority Interest Holders.

“Registered Owned Intellectual Property” has the meaning set forth in Section 3.12(a).

“REIT” has the meaning set forth in Section 6.7(b).

“Sanctioned Country” has the meaning set forth in Section 3.20(d).

“Sanctioned Person” has the meaning set forth in Section 3.20(d).

“Sanctions” has the meaning set forth in Section 3.20(d).

“Securitization Indebtedness” means those certain Secured Cellular Site Revenue Notes issued pursuant to the Indenture, dated as of August 26, 2013 and the Amended and Restated Indenture, dated as of December 17, 2018 (as amended and as supplemented by indenture supplements), in each case, by and among InSite Issuer LLC and InSite Co-Issuer Corp. in their capacities as the co-issuers thereunder, the other Group Companies from time to time party thereto, and Deutsche Bank Trust Company Americas as indenture trustee.

“Seller Indemnified Parties” has the meaning set forth in Section 10.3.

“Seller Released Claim” has the meaning set forth in Section 10.8.

“Seller Released Parties” has the meaning set forth in Section 10.7.

“Seller Releasing Party” has the meaning set forth in Section 10.8.

“Seller Representative” has the meaning set forth in the introductory paragraph to this Agreement.

“Seller Representative Expense Account” means the account maintained by the Seller Representative into which the payment required in accordance with Section 2.3(d) shall be made and any successor account in which the Seller Representative Expense Fund shall be held by the Seller Representative.

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“Seller Representative Expense Fund” means the amount set forth in the Closing Statement as the “Seller Representative Expense Fund”, and any earnings on such amount, as such amount may be reduced from time to time by payments made therefrom in accordance with the terms of this Agreement.

“Sellers” means (a) the Company Sellers and (b) the Blocker Sellers.

“Site Leases” means the ground leases, licenses, Easements or other right of use agreements pursuant to which a Group Company holds a leasehold estate, leasehold interest, easement, license or other real property interest in, or uses or occupies, a Tower Site, including amendments, modifications, supplements, assignments, guarantees, side letters and other documents related thereto.

“Software” has the meaning set forth in the definition of Intellectual Property Rights.

“Straddle Period” means a taxable period beginning on or before, and ending after, the Closing Date.

“Subsidiary” means, with respect to any Person, any corporation, limited liability company, partnership, association, or other business entity of which (i) if a corporation, a majority of the total voting power of shares of stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers, or trustees thereof is at the time owned, directly or indirectly, by such Person or one or more of the other Subsidiaries of such Person or a combination thereof or (ii) if a limited liability company, partnership, association, or other business entity (other than a corporation), a majority of the partnership or other similar ownership interests thereof is at the time owned, directly or indirectly, by such Person or one or more Subsidiaries of such Person or a combination thereof and for this purpose, a Person or Persons own a majority ownership interest in such a business entity (other than a corporation) if such Person or Persons shall be allocated a majority of such business entity’s gains or losses or shall be a, or control any, managing director or general partner of such business entity (other than a corporation). The term “Subsidiary” shall include all Subsidiaries of such Subsidiary.

“suit” means any suit, claim, litigation, judicial, administration or arbitral actions or other dispute resolution proceeding (public or private), in each case, before any Governmental Entity.

“Tax” means any federal, state, local or foreign income, gross receipts, franchise, occupation, margins, commercial activity, estimated, alternative minimum, withholding, sales, use, transfer, transaction or transaction privilege, rental, value added, excise, stamp, customs, duties, real property, personal property, ad valorem, capital stock, social security, garnishments, escheat, payroll or other employment-related, unemployment or other taxes, imposts, duties, or other assessments or similar charges imposed by any Governmental Entity, including any interest, fines, penalties or additions in respect of the foregoing.

“Tax Return” means any return, declaration, report, statement, or form (including any amendments thereto and any schedule or attachment thereto) required to be filed or maintained with a Governmental Entity with respect to any Taxes.

“Terminated Employees” has the meaning set forth in Section 7.8(a).

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“Third Party Claim” has the meaning set forth in Section 10.5(a).

“Third Party Tower Sites” means any interest (whether fee, leasehold, easement or otherwise) owned by a Group Company in any real property other than Tower Sites.

“Title Policy” has the meaning set forth in Section 3.17(f).

“Top Blocker Entity” has the meaning set forth in the recitals to this Agreement.

“Tower Cash Flow” means, as of any time, the aggregate tower cash flows of all IWG Sites as determined based on the Tower Cash Flow Principles.

“Tower Cash Flow Adjustment Amount” means (i) zero ($0), if the Closing Date Tower Cash Flow is equal to or greater than ninety-seven percent (97%) of the Base Tower Cash Flow or (ii) in all other cases, an amount equal to the absolute value of 31.278 times the difference between the Base Tower Cash Flow and the Closing Date Tower Cash Flow.

“Tower Cash Flow Principles” means the principles set forth on Schedule T-1.

“Tower Leases” means the leases, subleases, licenses, sublicenses, Easements, master agreements, master lease agreements, site lease agreements, co-location and other occupancy agreements, contracts or other agreements to which a Group Company is a party and by which a Group Company grants a Person access to connectivity services on an Agile Connect Site, or a leasehold estate, leasehold interest or the right to use or occupy space on (a) the Tower Structures or (b) communications tower structures located on sites owned by Persons other than a Group Company, including amendments, modifications, supplements, assignments, guarantees, side letters and other documents related thereto.

“Tower Site” means any Tower Structure (together with the associated underlying real property, whether owned or leased) owned, leased, managed or subleased, as applicable, by a Group Company, and shall include any space leased by a Group Company on any rooftops or electrical transmission towers.

“Tower Structures” means: communications tower structures, DAS Assets, Agile Connect Assets and improvements (including buildings) situated at the IWG Sites, and all of the right, title and interest of any Group Company therein or appurtenant thereto, including rights to all attached tower lighting equipment; AM detuning systems; grounding systems (including tower foundations); guy wires, storage, equipment shelters (including foundations) or other buildings exclusively for use by third party tenants; temporary or portable on-site buildings that include shared equipment; and physical improvements on each IWG Site, including fencing; provided, that such term does not include any equipment, property or other assets (including buildings, structures and improvements owned by third parties) placed upon the Tower Structures or Tower Sites by third parties pursuant to Tower Leases.

“Trade Secrets” has the meaning set forth in the definition of Intellectual Property Rights.

“Trademarks” has the meaning set forth in the definition of Intellectual Property Rights.

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“Transaction” means the transactions contemplated by this Agreement and the Ancillary Documents, including the sale and purchase of the Purchased Units contemplated hereby.

“Transaction Expenses” means, without duplication, the collective amount payable by the Purchased Entities for all out-of-pocket fees, costs and expenses incurred through the Closing, whether or not invoiced, in connection with this Agreement, the Ancillary Documents and/or the Transaction (including in connection with the sales process for the Company), including (a) the fees and expenses of Lowenstein Sandler LLP and any other attorneys, accountants, experts, consultants or other professional service providers incurred prior to the Closing in connection with the Transaction or otherwise relating to the sale or potential sale of the Company and its Subsidiaries, (b) the fees and expenses of Evercore Group L.L.C. or any other broker, finder or investment banker in connection with the Transaction or otherwise relating to the sale or potential sale of the Company and its Subsidiaries, (c) any change of control, success, retention or similar bonuses or end of service payments other than severance (including as a jubilee payment) payable to employees of the Purchased Entities as a result of (either alone or in combination with any other pre or post-Closing event) the consummation of the Transaction, including, in each case, the employer portion of any employment, payroll, insurance, social security and other similar Taxes imposed in respect of such payments, (d) any amounts payable, pursuant to contractual obligations existing prior to Closing, to gross-up or make whole any Person for income or excise Taxes imposed in respect of the amounts referred to in the foregoing clause (c) that are treated as Transaction Expenses, (e) payments to holders of equity of a Group Company to repurchase or redeem equity of any Group Company, (f) the bonus for the 2020 calendar year for each employee of a Group Company set forth on Schedule E-1 who is or was an employee as of immediately prior to the Closing and the employer portion of any employment, payroll, insurance, social security and other similar Taxes imposed in respect of such payments (for the avoidance of doubt, if, prior to Closing, any such employee voluntarily quits (other than due to death) or is terminated for cause, then no such bonus shall be paid to such employee, and the amount on Schedule E-1 attributable to such employee shall not be included in Unpaid Transaction Expenses), (g) certain out-of-pocket expenses of certain of the Company’s members which the Company has agreed to pay or reimburse, (h) net profits interests or other similar success payments payable to third parties by a Group Company as a result of or in connection with the Transaction, and (i) the amounts that are the responsibility of the Company pursuant to Section 7.2, if any.

“Transfer Taxes” has the meaning set forth in Section 7.2.

“Treasury Regulations” means the regulations promulgated under the Code by the United States Department of the Treasury.

“Unpaid Blocker Taxes” means the aggregate amount of Taxes (such as income Taxes, sales Taxes, and payroll Taxes) of each Blocker Entity, whether or not due and payable, for (a) any taxable period ending on or before the Latest Balance Sheet Date or (b) the portion through the Latest Balance Sheet Date of any LBSD Straddle Period determined as though such taxable period ended at the close of business on the Latest Balance Sheet Date, that have not been paid or otherwise remitted to the applicable taxing authority as of the Latest Balance Sheet Date, but excluding any Taxes to the extent included in Transaction Expenses. The Unpaid Blocker Taxes of each Blocker Entity shall be determined in a manner consistent with the historic practices of such Blocker Entity.

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“Unpaid Taxes” means the aggregate amount of Taxes (such as income Taxes, sales Taxes, and payroll Taxes) of each Group Company, whether or not due and payable, for (a) any taxable period ending on or before the Latest Balance Sheet Date or (b) the portion through the Latest Balance Sheet Date of any LBSD Straddle Period determined as though such taxable period ended at the close of business on the Latest Balance Sheet Date, that have not been paid or otherwise remitted to the applicable taxing authority as of the Latest Balance Sheet Date, but excluding any Taxes to the extent included in Transaction Expenses. The Unpaid Taxes of each Group Company shall be determined in a manner consistent with the historic practices of such Group Company.

“Unpaid Transaction Expenses” means the amount of Transaction Expenses incurred through the Closing Date to the extent not paid prior to the Latest Balance Sheet Date.

“Upstairs Blocker Entity” has the meaning set forth in the recitals to this Agreement.

“VDR” means the electronic data room for Project Lagrange Point hosted by Intralinks.

“WARN” means the Worker Adjustment and Retraining Notification Act of 1988 and similar foreign, state and local laws related to plan closings, mass layoffs and employment losses and the rules and regulations promulgated thereunder.

ARTICLE II

PURCHASE AND SALE OF COMPANY SHARES

2.1    Closing Date. The closing of the Transaction (the “Closing”) shall take place remotely via the electronic exchange of documents and signatures on the third (3rd) Business Day after the satisfaction (or waiver) of the conditions set forth in ARTICLE IX (not including conditions which are to be satisfied by actions taken at the Closing, but subject to the satisfaction of such conditions on the Closing Date or waiver by the party entitled to waive such conditions), unless another time, date or place is agreed to in writing by the Company and Buyer. The “Closing Date” shall be the date on which the Closing is consummated. Notwithstanding the foregoing, if the Inside Date has not occurred at the time of the satisfaction or waiver of the conditions set forth in ARTICLE VIII (other than those conditions that by their nature are to be satisfied at the Closing, but subject to the satisfaction or waiver of such conditions at the Closing), then the Closing shall occur instead on such later date that is the earlier to occur of (x) any Business Day as may be specified by Buyer on no less than two (2) Business Days’ prior written notice to the Company and (y) four (4) Business Days following the Inside Date.

2.2    Purchase and Sale of Purchased Units. On the terms and subject to the conditions hereof, on the Closing Date, (a) each Company Seller shall sell, assign, transfer and convey to Buyer, and Buyer shall purchase and acquire from each such Company Seller, all of the Company Purchased Units owned by such Company Seller, free and clear of any Liens and restrictions on transfer (other than any restrictions under the Securities Act of 1933, as amended, and applicable state securities laws), (b) each Blocker Seller shall sell, assign, transfer and convey to Buyer, and Buyer shall purchase and acquire from each such Blocker Seller, all of the Blocker Purchased Units owned by such Blocker Seller, free and clear of any Liens and restrictions on transfer (other than any restrictions under the Securities Act of 1933, as amended, and applicable state securities laws) and (c) in consideration of the sale of the Purchased Units, and the covenants and agreements

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of the Sellers contained herein, Buyer shall deliver to the Disbursement Agent (for further payment to the Sellers) the consideration specified in Section 2.3. During the Executory Period, no Company Seller or Blocker Seller shall sell, assign, transfer, convey or otherwise dispose of any Company Purchased Units or Blocker Purchased Units held by such Company Seller or Blocker Seller, as applicable to any other Person.

2.3    Closing Date Payments.

(a)    At least three (3) Business Days prior to the Closing Date, (x) the Company shall prepare and deliver to Buyer a written statement (the “Closing Statement”) setting forth the amount and elements of (i) the Base Tower Cash Flow, (ii) the Closing Date Tower Cash Flow, (iii) the Unpaid Taxes, (iv) all Unpaid Transaction Expenses, (v) the Acquisition Adjustment, (vi) the amount of the Seller Representative Expense Fund and the wire instructions for the Seller Representative Expense Account and (vii) a schedule specifying each Seller’s and each Minority Interest Holder’s allocable share of the Indemnity Escrow Amount and each Seller’s allocable share of the Australia Escrow Amount and the PO Escrow Amount, which Closing Statement shall include a reasonably detailed summary of the calculations made to arrive at, and reasonable supporting documentation for, such amounts and (y) the Blocker Sellers shall prepare and deliver to Buyer a written statement setting forth the amount, if any, of the Unpaid Blocker Taxes. Buyer may request the Company provide additional supporting documentation for the amounts set forth on the Closing Statement and the Company and Buyer shall mutually agree to make any reasonable and appropriate adjustments to the Closing Statement based on Buyer’s review thereof and subject to the terms hereof.

(b)    Seller Payments. At the Closing, Buyer shall pay to JPMorgan Chase Bank, N.A., a national banking association, as disbursement agent (in such capacity, the “Disbursement Agent”) pursuant to a disbursement agreement substantially in the form of Exhibit A attached hereto (the “Disbursement Agreement”) by wire transfer of immediately available funds to the account designated by the Disbursement Agent (for further payment to the Sellers), an amount equal to (i) the Purchase Price minus (ii) the Escrow Amount minus (iii) the Seller Representative Expense Fund and, at Closing, Buyer shall pay to JPMorgan Chase Bank, N.A., a national banking association, as escrow agent (in such capacity, the “Escrow Agent”) pursuant to an escrow agreement substantially in the form of Exhibit B attached hereto (the “Escrow Agreement”) by wire transfer of immediately available funds to the accounts designated by the Escrow Agent, an amount equal to the Escrow Amount. The Escrow Amount shall be held and distributed by the Escrow Agent on the terms and subject to the conditions contained in this Agreement and in the Escrow Agreement.

(c)    Payment of Funded Indebtedness and Unpaid Transaction Expenses. At the Closing, on behalf of the Purchased Entities, Buyer shall pay by wire transfer of immediately available funds, the Closing Date Funded Indebtedness (other than the Securitization Indebtedness, which shall remain outstanding, and the Funded Indebtedness included under clauses (c), (d), (f), (g), (h), (i), (j) and (k) of the definition of Funded Indebtedness) to the accounts designated by the holders of such Funded Indebtedness in the related Payoff Letters and the Unpaid Transaction Expenses to each Person who is owed a portion thereof as set forth in the Closing Statement; provided, that any amount payable hereunder pursuant to clauses (c) and (f) of the definition of Transaction Expenses shall be paid through the applicable Group Company’s payroll account or,

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in the case of the employer’s share of employment or payroll Taxes, to the applicable Group Company for payment to the applicable Governmental Entity for payment in accordance with applicable law.

(d)    Payment of Seller Representative Expense Fund. At the Closing, Buyer shall deposit, or cause to be deposited, by wire transfer of immediately available funds to the account designated in the Closing Statement, the Seller Representative Expense Fund.

(e)    Distribution of Proceeds. Any and all amounts payable to the Sellers under this Agreement shall be paid to the Disbursement Agent for further distribution to the Sellers in accordance with arrangements among the Sellers and the Disbursement Agent. For the avoidance of doubt, Buyer shall have no liability for distributions made by the Distribution Agent

(f)    Unpaid Blocker Taxes. At the Closing, the Blocker Sellers shall pay to Buyer, by wire transfer of immediately available funds to the account designated by Buyer in writing at least two (2) Business Days prior to the Closing Date, an amount equal to the Unpaid Blocker Taxes.

2.4    Withholding. Buyer, the Purchased Entities, their respective Affiliates, the Seller Representative, the Disbursement Agent and any other applicable withholding agent will be entitled to deduct and withhold, or cause to be deducted and withheld, from any amounts payable pursuant to this Agreement or the Disbursement Agreement any withholding Taxes or other amounts required under the Code or any applicable law to be deducted and withheld. To the extent that any such amounts are so deducted, withheld and remitted to the appropriate Governmental Entity, such amounts will be treated for all purposes of this Agreement as having been paid to the Person in respect of which such deduction and withholding was made. Prior to the Closing, the applicable withholding agent shall (a) notify the Company, the Seller Representative, and any relevant Person of any anticipated withholding and (b) reasonably cooperate with the Company, the Seller Representative, and any relevant Person in good faith to minimize the amount of any applicable withholding.

2.5    Australian Restructuring. The provisions of this Agreement to sell or acquire the Purchased Units do not become binding on the Sellers and Buyer until the condition set forth in Section 8.1(c) is satisfied; provided, however, that if the condition set forth in Section 8.1(c) has not been satisfied on or prior to December 28, 2020 and if the other conditions to the Closing have been satisfied (or waived) as of such date (not including conditions which are to be satisfied by actions taken at the Closing, but subject to the satisfaction of such conditions on the Closing Date or waiver by the party entitled to waive such conditions), then:

(a)    the Closing shall be consummated on or prior to December 31, 2020 and the condition set forth in Section 8.1(c) shall be deemed to have been waived by the Sellers, the Company and Buyer, subject to the terms and conditions set forth in this Section 2.5, such waiver to take effect on and from the consummation of the transactions contemplated by Section 2.5(b);

(b)    immediately prior to the Closing, the Company shall cause all of the issued and outstanding equity interests of each of IWG-TLA Australia Pty Ltd ACN 605 816 886 and Lease Advisors-AU Pty Ltd ACN 602 960 930 (collectively, the “Australian Shares”) to be directly

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or indirectly transferred to Adam Gubic or an entity owned and controlled by him (or another Person mutually acceptable to Buyer and the Seller Representative) (“Australian Buyer”) in exchange for an interest free, limited recourse note with an initial principal amount equal to the Australia Escrow Amount in the form attached hereto as Exhibit D (the “Australian Note”) and an irrevocable power of attorney from Australian Buyer in favor of the Company (or its designated Subsidiary) and the Seller Representative in the form attached hereto as Exhibit E, all in substantial accordance with the Australia Step Plan;

(c)    upon satisfaction of the Australian Note FIRB Condition and the exercise of the put or call option set forth in the Australian Note, Buyer and the Seller Representative shall, within one (1) Business Day following the transfer of the Australian Shares to the Group Companies which previously held the Australian Shares, deliver a joint written instruction to the Escrow Agent directing the Escrow Agent to pay to the Disbursement Agent to the account designated by the Disbursement Agent (for further payment to the Sellers), the Australia Escrow Amount; and

(d)    upon the earlier of (x) the date which is the nine (9) month anniversary of the Closing Date and (y) the Treasurer of the Commonwealth of Australia (or his delegate) having taken irrevocable action that results in the Australian Note FIRB Condition becoming permanently incapable of satisfaction:

(i)    the Company shall (or shall cause its Subsidiary holding the Australian Note to), upon written notice from the Seller Representative, transfer the Australian Note to the Person designated by the Seller Representative (which may be the Seller Representative or any other Person); and

(ii)    Buyer and the Seller Representative shall, concurrently with the transfer of the Australian Note to such Person, deliver a joint written instruction to the Escrow Agent directing the Escrow Agent to pay the Australia Escrow Amount to an account designated by Buyer; and

(e)    provided, further, that if the Closing has not been consummated on or prior to December 31, 2020 and the condition set forth in Section 8.1(c) has not been satisfied, then the Seller Representative shall have the right, at any time when the other conditions to the Closing have been satisfied (or waived) as of such date (not including conditions which are to be satisfied by actions taken at the Closing, but subject to the satisfaction of such conditions on the Closing Date or waiver by the party entitled to waive such conditions), to notify Buyer that the Closing shall consummated no less than five (5) Business Days following such notice, and the condition set forth in Section 8.1(c) shall be deemed to have been waived by the Sellers, the Company and Buyer, subject to the terms and conditions set forth above in this Section 2.5, such waiver to take effect on and from the consummation of the transactions contemplated by Section 2.5(b), and the other applicable provisions set forth in this this Section 2.5 shall thereafter apply (excluding Section 2.5(a)).

For the avoidance of doubt, the requirements set forth in this Section 2.5 continue to have effect after the Closing. Not later than December 1, 2020, the Company shall provide to Buyer a draft plan pursuant to which the transactions described in Section 2.5(b) are to be effected for Buyer’s

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review and comment. Such draft plan may include a draft amendment to this Section 2.5 and related Exhibits and, to the extent that Taxes (including withholding Taxes) are incurred in connection with the transactions described in this Section 2.5, shall provide procedures to allocate all costs and cash remittances in a manner consistent with the allocation provisions of this Agreement. The Company shall consider in good faith any comments that Buyer may have to such plan, with a view toward (x) minimizing transactional, economic, and Tax friction and (y) complying with the Company’s covenant in Section 7.19(a) (such plan as finalized, the “Australia Step Plan”). The Parties will cooperate in good faith to agree upon and implement an Australia Step Plan.

2.6    Purchase Option.

(a)    If the Purchase Option Requirement has been satisfied with respect to all PO Sites as of the Closing, then there shall be no PO Escrow Amount.

(b)    If (i) PO Right Holder has exercised, or purported to exercise, the Purchase Option with respect to any PO Sites prior to the Closing or (ii) the Purchase Option Requirement with respect to any PO Sites has not been satisfied as of the Closing, then the PO Escrow Amount with respect to such PO Sites will be included in the Escrow Amount at Closing. Buyer’s purchase price attributable to each PO Site, as determined by Buyer, is set forth on Schedule C-1.

(c)    If PO Right Holder exercises, or purports to exercise, the Purchase Option with respect to any PO Site, then the Seller Representative shall direct and control all discussions and negotiations with PO Right Holder with respect to the Purchase Option (provided, that the Seller Representative shall keep Buyer reasonably informed with respect to such discussions and negotiations, and shall consult with Buyer with respect thereto, and shall consider in good faith Buyer’s recommendations in connection therewith), and Buyer and the Group Companies shall not have any direct discussions with PO Right Holder with respect to the Purchase Option other than with the prior written consent of the Seller Representative (not to be unreasonably withheld, conditioned or delayed) and provided that the Seller Representative (or a representative thereof) shall be entitled to participate in any such discussions; provided, further, that, in the event of any dispute between the Company and PO Right Holder (other than solely in respect of damages that are indemnifiable pursuant to Section 10.2(a)(vi)), Buyer shall control all discussions, negotiations and settlement with respect to such dispute; provided, that Buyer shall not settle any such dispute without the prior written consent of the Seller Representative (not to be unreasonably withheld, conditioned or delayed), unless Buyer waives any right to indemnification under ARTICLE X in respect of such settlement. The applicable Group Companies shall enter into the purchase and sale agreement(s) with respect to the sale of the applicable PO Sites to PO Right Holder in the form which has been agreed between the Seller Representative and PO Right Holder, subject to Buyer’s consent (not to be unreasonably withheld, conditioned or delayed; provided that for the avoidance of doubt, Buyer shall have no obligation to consent to any such purchase and sale agreement that contains any terms or conditions that are detrimental to the Group Companies and not indemnified or incurred by the Sellers hereunder). On the date of the closing of the transfer of any of the PO Sites to PO Right Holder, Buyer and the Seller Representative shall deliver a joint written instruction to the Escrow Agent directing the Escrow Agent to (i) pay to the Disbursement Agent to the account designated by the Disbursement Agent (for further payment to the Sellers), an amount equal to the lesser of (A) the amount in the PO Escrow Account attributable to such PO

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Sites and (B) the amount of the cash proceeds actually received by the Group Companies (or their Affiliates) in respect of such sale of the PO Sites less the amount of the breakage costs (including any Prepayment Consideration (as defined in the indentures governing the Securitization Indebtedness)) actually paid by the Group Companies in respect of the repayment of any Securitization Indebtedness (which may be a repayment in full of the Securitization Indebtedness, if necessary) solely to the extent necessary in order to consummate the sale of such PO Sites less any amount that are indemnifiable Losses pursuant to Section 10.2(a)(vi) (provided, that if any indemnifiable Losses pursuant to Section 10.2(a)(vi) have been netted out of the cash proceeds actually received by the Group Companies (or their Affiliates) in respect of the sale of such PO Sites, then, for the avoidance of doubt, the Sellers shall have no further liability for such Losses under Section 10.2(a)(vi)) and any Taxes for which any Group Company is liable with respect to such sale of such PO Sites and (ii) to the Company any amounts remaining in the PO Escrow Account following the payment to the Disbursement Agent contemplated in the foregoing clause (i).

(d)    If PO Right Holder fails to timely exercise the Purchase Option with respect to any PO Sites (or if PO Right Holder exercises the Purchase Option with respect to any PO Sites but subsequently waives its rights thereunder), is not then otherwise asserting any right to continue to exercise the Purchase Option with respect to any PO Sites as a result of the Transaction and is not asserting any breach of any provision of the Ground Leases in connection with the Transaction, then within three (3) Business Days following the satisfaction of the Purchase Option Requirement with respect to such PO Sites, Buyer and the Seller Representative shall deliver a joint written instruction to the Escrow Agent directing the Escrow Agent to pay to the Disbursement Agent to the account designated by the Disbursement Agent (for further payment to the Sellers), the entire amount in the PO Escrow Account attributable to such PO Sites.

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

The Company represents and warrants to Buyer on the date hereof and (other than with respect to any representations and warranties made solely as of a specified date, including the date of this Agreement) on the Closing Date as follows:

3.1    Organization and Qualification.

(a)    Each Group Company is a corporation, limited liability company or other business entity, as the case may be, duly organized, validly existing and in good standing (or the equivalent thereof, if applicable) under the laws of its respective jurisdiction of formation or organization (as applicable). Each Group Company is duly qualified or authorized or licensed to transact business and is in good standing (if applicable) in each jurisdiction in which the property and assets owned, leased, licensed, held or operated by it, or the nature of the business conducted by it, makes such qualification or licensing necessary, except in such jurisdictions where the failure to be so duly qualified or licensed and in good standing would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect.

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(b)    Prior to the date hereof, the Company has made available to Buyer an accurate and complete copy of each Governing Document of each Group Company, in each case, as in effect as of the date of this Agreement. Such Governing Documents are in full force and effect and there is and has been no breach of any such Governing Document in any material respect.

3.2    Capitalization of the Group Companies.

(a)    The Company Units set forth on Schedule 3.2(a) represent all the authorized, issued and outstanding equity interests of the Company as of the date hereof and the names of the record and beneficial holders thereof as of the date of this Agreement are set forth on Schedule 3.2(a). All of the Company Units are validly issued and were issued in compliance with applicable law, including any federal or state securities laws, and neither the Company nor any other Group Company has violated any preemptive or other similar rights, purchase option, call or right of first refusal or similar right, restrictions on transfer or Liens of any Person in connection with the issuance, repurchase or redemption of any of its equity interests. No Person other than the Company Sellers and the Blocker Entities has any ownership or other rights of any kind in or with respect to or based upon any equity interests of the Company (including the Company Units) or any Group Company. Except as set forth on Schedule 3.2(a), there are no other equity securities of the Company issued, reserved for issuance or outstanding and no outstanding or authorized options, warrants, convertible or exchangeable securities, subscriptions, restricted stock units, restricted stock awards, phantom equity, stock appreciation, profits interest, profit participation, rights of any kind (including any preemptive rights), calls, put rights or other contracts or commitments of any character whatsoever, understandings or arrangements relating to or with respect to any of the Company Units, including to make any payments based on the value of Company Units, to which the Company or any Group Company is a party or is bound requiring the issuance, delivery or sale of equity interests of the Company. Except as set forth on Schedule 3.2(a), there are no contracts, commitments, understandings or arrangements to which the Company is a party or by which it is bound requiring the Company to (i) repurchase, redeem or otherwise acquire any of the Company Units or (ii) vote or dispose of any of the Company Units. Except as set forth on Schedule 3.2(a), neither the Company nor any Group Company have any outstanding bonds, debentures, notes or other indebtedness, the holders of which have the right to vote (or which are convertible into or exercisable for securities having the right to vote) with the holders of the Company Units on any matter. All Company Units are uncertificated. The Company Sellers who hold Class B Units of the Company providing signatures hereto represent all of the holders of Class B Units of the Company.

(b)    Except as set forth on Schedule 3.2(b), no Group Company directly or indirectly owns any equity or other interest in, or any interest convertible into or exchangeable or exercisable for, or any option, warrant or other right to acquire, at any time, any equity or other interest in, any Person. Schedule 3.2(b) sets forth the name, owner, jurisdiction of formation or organization (as applicable) and percentages of outstanding equity securities owned, directly or indirectly, by each Group Company, with respect to each Person of which such Group Company owns directly or indirectly, any equity or equity related securities. Except as set forth on Schedule 3.2(b), there are outstanding, issued or reserved for issuance (i) no other equity securities of any Subsidiary of the Company, (ii) no other equity securities of any Subsidiary of the Company convertible into or exchangeable for equity securities of any Subsidiary of the Company, (iii) no

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options, warrants or other rights to acquire from any Subsidiary of the Company, and no obligation of any Subsidiary of the Company to issue, any equity securities or securities convertible into or exchangeable for equity securities of any Subsidiary of the Company and (iv) no restricted stock units, restricted stock awards, stock appreciation rights, profit participations, phantom equity securities, or obligations to make any payments based on the value of any equity securities, of any Subsidiary of the Company.

(c)    All outstanding equity securities of each Subsidiary of the Company (except to the extent such concepts are not applicable under the applicable law of such Subsidiary’s jurisdiction of formation or other applicable law) are duly authorized, validly issued, and fully-paid, and no such equity securities were issued in violation of any securities laws, preemptive or similar right, purchase option, call or right of first refusal or similar right (other than such rights as may be held by any Group Company), restrictions on transfer (other than restrictions under applicable federal, state and other securities laws), or Liens and, except as set forth on Schedule 3.2(b), are owned, beneficially and of record, by another Group Company. Except as set forth on Schedule 3.2(c), there are no voting trusts or other binding agreements with respect to the voting of the equity securities of any Subsidiary of the Company and no Subsidiary of the Company is party to or bound by any stockholders agreement, registration rights agreement or other similar agreement or understanding.

3.3    Authority; Execution; Enforceability.

(a)    The Company has the requisite corporate power and authority to execute and deliver this Agreement and each other agreement, document, instrument and/or certificate contemplated by this Agreement to be executed in connection with the Transaction (the “Ancillary Documents”) to which the Company is a party, to perform its obligations hereunder and thereunder and to consummate the transactions contemplated hereby and thereby. The execution and delivery of this Agreement and each of the Ancillary Documents to which the Company is a party and the performance by the Company of its obligations hereunder and thereunder have been duly and validly authorized by all necessary corporate action on the part of the Company and no other proceedings on its party are necessary to authorize the execution, delivery or performance of this Agreement or the Ancillary Documents.

(b)    This Agreement has been (and each of the Ancillary Documents to which the Company when executed and delivered will be a party will have been) duly executed and delivered by the Company and constitutes (or, in the case of the Ancillary Documents, will constitute when executed) a valid, legal and binding agreement of the Company (assuming that this Agreement has been and the Ancillary Documents to which the Company is a party will be duly and validly authorized, executed and delivered by the other Persons party thereto at or prior to the Closing), enforceable against the Company in accordance with their respective terms, except (i) to the extent that enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting the enforcement of creditors’ rights generally and (ii) that the availability of equitable remedies, including specific performance, is subject to the discretion of the court before which any proceeding thereof may be brought.

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3.4    Financial Statements; No Undisclosed Liabilities.

(a)    Schedule 3.4(a) sets forth true, correct and complete copies of the following financial statements (such financial statements, the “Financial Statements”):

(i)    the audited consolidated balance sheet of the Company as of December 31, 2018 and December 31, 2019 and the related audited statements of income, cash flows and stockholders’ equity for the fiscal years of the Company then ended (the “Latest Audited Financial Statements”); and

(ii)    the unaudited consolidated balance sheet of the Company as of September 30, 2020 (the “Latest Balance Sheet”) and the related unaudited consolidated statements of income and cash flows for the nine-month period then ended.

(b)    Schedule 3.4(b) sets forth a complete and correct list of all Funded Indebtedness of the Group Companies as of the Latest Balance Sheet Date. Except as set forth on Schedule 3.4(b), no Funded Indebtedness of the Group Companies contains any restriction upon: (i) the prepayment of any such Funded Indebtedness; (ii) the incurrence of the Funded Indebtedness by the Group Companies; or (iii) the ability of the Group Companies to grant any Lien on its properties or assets. With respect to each item of Funded Indebtedness set forth on Schedule 3.4(b), none of the Group Companies is in default in any material respect and no payments are past due. None of the Group Companies has received any written notice of default, alleged failure to perform or any offset or counterclaim with respect to any item of Funded Indebtedness that has not been fully remedied or withdrawn. Except as set forth on Schedule 3.4(b), the consummation of the transactions contemplated hereby will not cause a default, breach or acceleration, automatic or otherwise, of any conditions, covenants, or any other terms of any item of Funded Indebtedness set forth on Schedule 3.4(b). With respect to the Securitization Indebtedness, except as set forth on Schedule 3.4(b) or in connection with the Purchase Option (for which Sellers shall be responsible in accordance with Section 2.6(c)), no Event of Default, Special Servicing Period, Amortization Period or Cash Trap Condition (as those terms are defined in the indentures governing the Securitization Indebtedness) is (A) currently ongoing or (B) will be triggered by the transactions contemplated hereby.

(c)    Except as set forth on Schedule 3.4(c), the Financial Statements (i) have been prepared in accordance with GAAP applied on a consistent basis throughout the periods covered thereby, except as may be indicated in the notes thereto and subject, in the case of unaudited Financial Statements, to the absence of notes and normal year-end adjustments and (ii) fairly present, in all material respects, the consolidated financial condition and results of operations of the Group Companies as of the dates thereof and for the periods therein referred to (subject, in the case of unaudited Financial Statements, to the absence of notes and normal year-end adjustments).

(d)    The Group Companies have a system of internal accounting controls designed to provide reasonable assurances that (i) all transactions are executed in accordance with management’s general or specific authorization, (ii) all transactions are recorded as necessary to permit the accurate preparation of financial statements in accordance with GAAP, and (iii) accounts, notes and other receivables are recorded accurately, and proper and adequate

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procedures are implemented to effect the collection thereof on a current and timely basis in the Ordinary Course of Business.

(e)    All information (excluding forecasts, estimates, and projections) contained in the final version of the extract data tape (named Project LP_Data Tape_2020.10.15) uploaded to the VDR on October 15, 2020 was true, correct and complete in all material respects as of September 30, 2020; provided, that there is no guaranty that any Pending Acquisition set forth therein will be consummated.

(f)    Since January 1, 2019, none of the Group Companies or any of their respective representatives has received, in writing, any complaint, allegation, assertion or claim regarding (i) Fraud involving the Group Companies or (ii) the accounting, reserving or auditing practices, procedures, methodologies or methods used in connection with the Group Companies and their respective internal accounting controls.

(g)    Except as set forth on Schedule 3.4(b), no Group Company has any liabilities or obligations of any kind, other than liabilities and obligations which (i) are adequately reflected or reserved against in the Financial Statements, (ii) have been incurred in the Ordinary Course of Business after the Latest Balance Sheet Date, (iii) are Transaction Expenses, or (iv) are, individually or in the aggregate, in excess of $1,000,000.

(h)    The Group Companies did not apply for or receive any loan under the Coronavirus Aid, Relief, and Economic Security Act, including the Small Business Administration’s “Paycheck Protection Program” or under any of the “Main Street Loan Programs” established by the Federal Reserve.

3.5    Consents and Approvals; No Violations. Except as set forth on Schedule 3.5, assuming the truth and accuracy of the representations and warranties of Buyer set forth in Section 4.3, no notices to, filings with, or authorizations, consents or approvals of any Person or Governmental Entity are necessary for the execution, delivery or performance by the Company of this Agreement or the Ancillary Documents to which the Company is a party or the consummation by the Company of the Transaction, except for (a) those that may be required solely by reason of Buyer’s (as opposed to any other third party’s) participation in the Transaction, (b) those the failure of which to obtain or make would not reasonably be expected to have a material and adverse effect on the Group Companies or prohibit or materially impair or delay the ability of the Group Companies to perform their respective obligations under this Agreement and any Ancillary Agreements, including consummation of the transactions contemplated hereby and thereby and (c) applicable requirements, if any, of federal securities laws or state “blue sky” laws. Neither the execution, delivery or performance by the Company of this Agreement or the Ancillary Documents to which the Company is a party nor the consummation by the Company of the Transaction will (i) conflict with or result in any breach of any provision of any Group Company’s Governing Documents, (ii) except as set forth on Schedule 3.5, result in a material violation or breach of, or constitute (with or without due notice or lapse of time or both) a material default under or give rise to any right of termination, cancellation or acceleration under, any of the terms, conditions or provisions of any Material Contract or Material Permit, (iii) materially violate any law or order, writ, injunction, decree, law, statute, rule or regulation of any Governmental Entity having jurisdiction over any Group Company or any of their respective properties or assets or (iv) except

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as contemplated by this Agreement or with respect to Permitted Liens, result in the creation of any Lien upon any of the assets of any Group Company.

3.6    Material Contracts.

(a)    Schedule 3.6(a) sets forth a true, correct and complete list of each of the following contracts of each Group Company as of the date hereof, to the extent any such contract or agreement remains in effect as of the date hereof (such contracts required to be listed or described on Schedule 3.6(a) (whether or not so listed), together with all contracts (including Tower Leases) with a Material Customer and all Site Leases, collectively, the “Material Contracts”):

(i)    agreement or indenture relating to Funded Indebtedness, except for Funded Indebtedness for an amount less than $500,000;

(ii)    lease or agreement under which any Group Company is lessee of or holds or operates any tangible property (other than real property), owned by any other Person, except for any lease or agreement under which the aggregate annual rental payments do not exceed $500,000;

(iii)    lease or agreement under which any Group Company is lessor of or permits any third party to hold or operate any tangible property (other than real property), owned or controlled by a Group Company, except for any lease or agreement under which the aggregate annual rental payments do not exceed $500,000;

(iv)    partnership agreements and joint venture agreements;

(v)    contract prohibiting any Group Company from (a) engaging in any material line of business, in any geographic area or during any period of time, including by limiting the ability to engage in any lease arrangement or (b) soliciting or hiring any individuals for employment;

(vi)    collective bargaining agreement;

(vii)    contract that relates to the future acquisition or disposition of, or investment in, any business, division or Person (whether by merger, sale of capital stock, sale of assets or otherwise), including investments in joint ventures and minority equity investments, in each case, with a purchase price in excess of $500,000;

(viii)    each contract under which a Person has been granted (including by license, covenant not to sue, settlement, release or otherwise) any right in or to any Intellectual Property Rights owned by the Group Companies, excluding any non-exclusive licenses granted in the Ordinary Course of Business to customers of the Group Companies for their use of Group Companies’ products or services;

(ix)    each contract under which a Group Company receives (including by license, covenant not to sue, release or otherwise) any right in or to any Intellectual Property Rights (the “Licensed Intellectual Property”) (excluding any licenses of commercially available

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off-the-shelf Software in object code form and involving consideration of less than $100,000 per annum);

(x)    any contract that provides for the development of any Intellectual Property Rights that are material to the business of the Group Companies, for or on behalf of the Group Companies;

(xi)    contract providing for “earn-out” or other similar contingent payment obligations in connection with acquisitions, in each case, which such obligations have not been satisfied as of the Latest Balance Sheet Date;

(xii)    contract involving any resolution or settlement of any actual or threatened suit (A) with a value equal to or in excess of $100,000, which has not been paid as of the Latest Balance Sheet Date, or (B) that provides for any injunctive or other non-monetary relief or imposes any material restriction on any Group Company;

(xiii)    (A) contracts relating to the acquisition or disposition (whether by merger, sale of stock, sale of assets or otherwise) of any business, equity interest or Person or assets having a fair market value in excess of $500,000 that have not been consummated or were consummated after the Latest Balance Sheet Date and (B) any other contracts relating to a Pending Acquisition;

(xiv)    contracts granting to any Person a right of first refusal or right of first offer on the sale of any part of the business or assets of any Group Company;

(xv)    contracts which create a partnership, joint venture or similar arrangement with any third party;

(xvi)    contracts that contain a “most-favored-nation” clause or a similar term that provides preferential pricing or treatment granted by any Group Company in favor of a third party;

(xvii)    contracts restricting the granting of Liens (other than customary restrictions on the recordation of the Group Companies’ interest on title) on any material property or asset of any Group Company;

(xviii)    each contract requiring or otherwise relating to any capital expenditures to be made following the Latest Balance Sheet Date in excess of $750,000;

(xix)    contracts that (A) are expected to result in an aggregate payment of $500,000 or more to or from the Group Companies in the twelve (12) months ending December 31, 2020 and (B) cannot be terminated by the Company without payment or penalty with less than sixty (60) days’ notice, other than contracts required by any other clause in this Section 3.6(a) to be listed on Schedule 3.6(a) and other than contracts with customers (including Material Customers);

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(xx)    each contract that is a shareholder agreement, registration rights agreement or any arrangement relating to or affecting the ownership of the equity interests of a Group Company;

(xxi)    any operations and maintenance contract or similar contract requiring payment by the Group Companies in excess of $500,000 per annum;

(xxii)    any construction contract or similar contract requiring payment by the Group Companies in excess of $2,500,000;

(xxiii)    any contracts to which a Governmental Entity is a party, other than customer contracts, ground leases and site access agreements entered into in the Ordinary Course of Business;

(xxiv)    other agreement that, upon any default or termination thereof, would reasonably be expected to have a Company Material Adverse Effect;

(xxv)    the Redemption Agreements; or

(xxvi)    contains a commitment or obligation to enter into any of the foregoing.

(b)    Except as set forth on Schedule 3.6(b), each Material Contract is valid and binding on the applicable Group Company party thereto and enforceable in accordance with its terms against such Group Company and, to the knowledge of the Company, each other party thereto (subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting generally the enforcement of creditors’ rights and subject to general principles of equity); provided that for purposes of representations made as of the Closing Date, this representation shall not apply to Material Contracts, if any, which have been terminated in accordance with their terms after the date hereof and prior to the Closing not in violation of Section 7.1. Except as set forth on Schedule 3.6(b), no Group Company or, to the Company’s knowledge as of the date hereof, other party thereto is in material breach of its obligations under any Material Contract. To the Company’s knowledge, as of the date hereof (i) no party to any Material Contract has exercised any termination rights with respect thereto or provided notice of any intention to terminate or seek renegotiation of such Material Contract and (ii) no party has given notice of any material dispute with respect to any Material Contract. Prior to the date hereof, the Company has made available to Buyer true and correct copies of each Material Contract, together with all amendments, modifications and supplements thereto.

3.7    Absence of Changes. Except as set forth on Schedule 3.7, since the Latest Balance Sheet Date and ending on the date of this Agreement, (a) there has not been any effect, event, change, occurrence or development that, individually or in the aggregate, has had or would reasonably be expected to have a Company Material Adverse Effect, (b) each Group Company has conducted its business in the Ordinary Course of Business substantially consistent with past practices, and (c) no Group Company has (i) suffered any damage, destruction or casualty loss exceeding $1,000,000 in the aggregate, whether or not covered by insurance, or experienced any material change in the amount and scope of insurance coverage; (ii) lost or terminated any employees or any material customers or suppliers that, individually or in the aggregate, reasonably could be expected to have a Company Material Adverse Effect; or (iii) taken any action listed in

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Section 7.1(a) (other than an action described in Section 7.1(a)(iv), 7.1(a)(xi), 7.1(a)(xvii) or 7.1(a)(xix)) that would have required Buyer’s consent (without giving effect to the time period referred to therein).

3.8    Litigation. Except as set forth on Schedule 3.8, there are no, and during the past three (3) years there have been no, material suits pending or, to the Company’s knowledge, threatened against any Group Company or any of their respective directors or officers, in their capacity as such, and, to the Company’s knowledge as of the date hereof, there are no presently-existing facts or circumstances that would constitute a reasonable basis therefor. Except as set forth on Schedule 3.8, no Group Company is subject to any material outstanding order, writ, or injunction directed specifically at a Group Company or its assets or properties.

3.9    Compliance with Applicable Law; Permits. Except as set forth on Schedule 3.9, (a) the business of the Group Companies is, and during the past three (3) years has been, operated in compliance in all material respects with all applicable laws, ordinances and binding orders of all Governmental Entities (including the United States Federal Communications Commission and the United States Federal Aviation Administration), (b) all properties of the Group Companies (including the IWG Sites), other than those which are under construction, have been operated in all material respects in accordance with all Material Permits, (c) all properties of the Group Companies (including the IWG Sites) which are under construction are being constructed and (if applicable) are and have been operated in all material respects in accordance with all Material Permits and (d) no Group Company or IWG Site has been charged by any Governmental Entity or, to the Company’s knowledge, threatened with any material breach or violation of, or material default in the performance, observance or fulfillment of, any applicable law relating to the ownership, use, occupancy management, repair, construction, replacement or operation of its properties. The Group Companies hold all material permits, licenses, approvals, certificates and other authorizations of and from all, and have made all material declarations and filings with, Governmental Entities required for the conduct of their respective businesses as presently conducted (“Material Permits”), and no Material Permit is the subject of any pending or, to the Company’s knowledge, threatened challenge or proceeding to revoke, terminate, suspend, cancel, modify, or nonrenewal of any such Material Permit, or to fine or admonish any Group Company. Since January 1, 2019, to the knowledge of the Company as of the date hereof, no event has occurred that, with or without a notice or lapse of time or both, would reasonably be expected to result in the revocation, termination, suspension, cancellation, modification or nonrenewal of any Material Permit. All Material Permits are validly held by the applicable Group Company and are in full force and effect. The Group Companies are in compliance in all material respects with the terms and conditions of all such Material Permits held by them.

3.10    Employee Plans.

(a)    Schedule 3.10(a) lists all Employee Benefit Plans.

(b)    No Employee Benefit Plan is, or has been within the six (6) years immediately preceding the date of this Agreement (i) a Multiemployer Plan or (ii) any other plan that is subject to Title IV of ERISA. During the six (6) years immediately preceding the date of this Agreement, no Group Company nor any ERISA Affiliate has (i) sponsored, participated in, contributed to, or had any liability with respect to any pension plan (as defined in Section 3(2) of

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ERISA) which is subject to Title IV of ERISA or Section 412 of the Code or (ii) incurred or, to the Company’s knowledge, reasonably expects to incur any liability pursuant to Title IV of ERISA.

(c)    Except as set forth on Schedule 3.10(c), each Employee Benefit Plan has been established, maintained, administered and funded, in form and operation, in compliance in all material respects with the applicable requirements of ERISA, the Code and any other applicable laws. Each Employee Benefit Plan that is intended to be qualified under Section 401(a) of the Code has received a favorable determination letter from the Internal Revenue Service or is the subject of a favorable opinion letter from the Internal Revenue Service and, to the Company’s knowledge, there are no facts or circumstances that would be reasonably likely to adversely affect the qualified status of any such Employee Benefit Plan. All contributions and premium payments required to have been made by any Group Company with respect to any plan to which contributions are mandated by a Governmental Entity have been timely made. There are no pending or, to the Company’s knowledge, threatened, material actions against any Employee Benefit Plan by any employee or any beneficiary covered under any such Employee Benefit Plan (other than routine claims for benefits). No Employee Benefit Plan is under audit or, to the Company’s knowledge, is the subject of an investigation by the Internal Revenue Service, the U.S. Department of Labor, the Pension Benefit Guaranty Corporation or any other Governmental Entity, nor, to the Company’s knowledge, is any such audit or investigation pending or threatened.

(d)    No Group Company has engaged in any prohibited transaction (as defined in Section 406 of ERISA or Section 4975 of the Code) with respect to any Employee Benefit Plan that would be reasonably likely to subject any Group Company to any material Tax or penalty (civil or otherwise) imposed by ERISA or the Code.

(e)    Except as set forth on Schedule 3.10(e), no Employee Benefit Plan promises or provides retiree medical, health or life insurance or other retiree welfare benefits to any Person, except (i) as may be required by COBRA or (ii) benefits through the end of the month of termination or service.

(f)    With respect to each Employee Benefit Plan, the Company has made available to Buyer true and complete copies, to the extent applicable, of (i) the current plan and the most recent summary plan description provided to participants, (ii) any related trust agreements or other funding instruments, (iii) the most recent annual report on Form 5500 and attached schedules, (iv) the Latest Audited Financial Statements and actuarial valuation reports and (v) the most recent Internal Revenue Service determination letter.

(g)    Except as set forth on Schedule 3.10(g), the execution and delivery of this Agreement and the consummation of the Transaction (whether alone or in connection with another event(s), including a subsequent termination of any employee, officer, director or other service provider to any Group Company) will not (i) give rise to any payment under any Employee Benefit Plan; (ii) accelerate the time of payment, funding or vesting or increase the amount of compensation or benefits due to any current or former employee, officer, director or service provider to, any of the Group Companies; or (iii) limit or restrict the right of Buyer or any Group Company to merge, amend or terminate any of the Employee Benefit Plans.

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(h)    No Group Company has any obligation to gross-up, indemnify or otherwise reimburse any of their respective employees or consultants for any Taxes incurred by such Person, including any Taxes incurred under Section 409A or 4999 of the Code, or any interest or penalty related thereto.

(i)    Each Employee Benefit Plan that is subject to Section 409A of the Code and applicable guidance (if any) has been operated and maintained in all material respects in operational and documentary compliance with Section 409A of the Code and all applicable regulatory guidance (including proposed and final regulations, notices and rulings) thereunder during the respective time periods in which such operational or documentary compliance has been required.

3.11    Environmental Matters. Except as set forth on Schedule 3.11:

(a)    the business of the Group Companies is and, for the previous five years, has been operated in compliance in all material respects with all Environmental Laws;

(b)    the Group Companies hold and are and, for the previous five years, have been in compliance in all material respects with all Material Permits that are required pursuant to Environmental Laws;

(c)    (i) the operations of the Group Companies have not involved, and do not currently involve, the generation, transportation, treatment, recycling or disposal of Hazardous Substances, except for those materials usually and customarily involved in the operation of businesses like those of the Group Companies in usual and customary amounts and in each case in compliance with applicable Environmental Law, (ii) except as disclosed in Schedule 3.11(c), no asbestos-containing materials, underground storage tank, or lead-based paint is present at the property owned or, to the Company’s knowledge, operated by any Group Company and (iii) to the Company’s knowledge, there has been no release or presence of or exposure to any Hazardous Substance, whether on or off the property currently or formerly owned or operated by the Group Companies, that would reasonably be expected to result in material liability to, or a requirement for notification, investigation or remediation by, the Group Companies under any Environmental Law; and

(d)    no Group Company is subject to any material outstanding order, writ, injunction or decree applicable to a Group Company or its assets or properties pursuant to any Environmental Law and no suit is pending or, to the Company’s knowledge, threatened in writing against any Group Company before any Governmental Entity pursuant to Environmental Law or arising from the release or presence of or exposure to Hazardous Substances.

This Section 3.11 provides the sole and exclusive representations and warranties of the Company with respect to matters arising under or relating to Environmental Law and all other environmental matters.

3.12    Intellectual Property.

(a)    Schedule 3.12(a) sets forth a list of all (i) Patents and patent applications, (ii) registrations and applications for registration of Trademarks (including any intent-to-use

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Trademarks), (iii) Copyright applications and registrations and (iv) Internet domain name registrations, in each case of (i) through (iv), owned by any Group Company as of the date of this Agreement (the “Registered Owned Intellectual Property”), whether in the United States or internationally. Except as set forth on Schedule 3.12(a), all necessary registration, maintenance and renewal fees have been paid, and all necessary documents and certificates have been filed with United States Patent and Trademark Office or equivalent authority or registrar anywhere in the world, as the case may be, for the purposes of maintaining, and perfecting the Group Companies’ ownership of, such Registered Owned Intellectual Property.

(b)    Except as set forth on Schedule 3.12(b), the Intellectual Property Rights owned or purported to be owned by the Group Companies (the “Group Company IP Rights”) constitute all of the Intellectual Property Rights used or held for use in connection with the conduct of the business. The Group Companies exclusively own, free and clear of all Liens except for Permitted Liens, the Group Company IP Rights. All Registered Owned Intellectual Property (excluding any applications contained within the Registered Owned Intellectual Property) is valid and enforceable.

(c)    Except as set forth on Schedule 3.12(c), (i) there are no pending or, to the Company’s knowledge, threatened claims against any Group Company alleging that any Group Company is currently infringing, misappropriating or otherwise violating or has infringed, misappropriated or otherwise violated the Intellectual Property Rights of any other Person or relating to the validity, enforceability, scope, or ownership of any of the Group Company IP Rights, and (ii) there are no claims currently pending that have been brought by any Group Company against any Person alleging infringement, misappropriation or violation of any Group Company IP Rights.

(d)    Except as set forth on Schedule 3.12(d), (x) the conduct of the business of the Group Companies as currently conducted and as has been conducted in past six (6) years does not infringe, misappropriate or otherwise violate, nor has it infringed, misappropriated or violated, any Intellectual Property Rights of any Person, and (y) to the Company’s knowledge, no Person is currently infringing any Group Company IP Rights.

(e)    The Group Companies have taken commercially reasonable measures to protect the confidentiality of the Trade Secrets that are owned by them and are material to the conduct of the business of the Group Companies. Except for employees who have not created any material Intellectual Property Rights that do not vest in the applicable Group Company by operation of law, the Group Companies have valid written assignments from all of the current and former consultants, independent contractors and employees of the Group Companies who were involved in, or who contributed to, the creation or development of any material Intellectual Property Rights for or on behalf of the Group Companies, and such assignments validly assign to one of the Group Companies all rights, title and interest in and to any such Intellectual Property Rights that the Group Companies do not already own by operation of law.

(f)    The Group Companies are in compliance in all material respects with all applicable laws, contractual obligations and privacy policies relating to the use, collection, storage, processing, disposal, disclosure and transfer of personally identifiable information. There is not, and within the past three (3) years there has not been, any written complaint to, or

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proceeding, or, to the Company’s knowledge, investigation or claim against any of the Group Companies by any Person or Governmental Entity with respect to personally identifiable information.

(g)    The Group Companies have implemented and, during the period preceding the date of this Agreement, have maintained a commercially reasonable security plan reasonably designed to (i) identify internal and external risks to the security of all confidential or proprietary information belonging to the Group Companies or any third party or personally identifiable information that is in the possession or control of the Group Companies; (ii) implement, monitor, and maintain adequate and effective administrative, electronic and physical safeguards to control those risks; and (iii) maintain notification procedures in compliance with applicable laws in the case of any breach of security. The Group Companies have disaster recovery and incident response plans, procedures and facilities that are commercially reasonable, in light of industry standards and industry practices. The Group Companies have not experienced any (A) material breach of security, loss, theft, or misuse of data or any other unauthorized access by third parties to any item of hardware (including computers, servers, databases, peripheral devices and telecommunications devices and related items) or Software that is used in the operation of the business (such hardware and Software, the “IT Systems”) or to any personally identifiable information held by or on behalf of the Group Companies or (B) any material failures or other substandard performance of the IT Systems that has caused any material disruption to the business. To the Company’s knowledge, none of the Group Companies’ current Software contains any bugs or defects which materially adversely affect, or may reasonably be expected to materially adversely affect, the functionality of any such Software or the documented features of any such product.

(h)    No Open Source Software is or has been incorporated into, linked to or combined or distributed with any Software owned by the Group Companies, nor is any Software that is owned by any of the Group Companies derived from any Open Source Software, in each case, except as would not require that such Software that is owned by any of the Group Companies be (i) disclosed or distributed in source code form, (ii) licensed for the purpose of making derivative works, or (iii) redistributable at no charge. The Group Companies have been and are in compliance in all material respects with all licenses applicable to Open Source Software that is or has been used by the Group Companies. The Software used or held for use by the Group Companies, including for the avoidance of doubt all Software licensed-in by the Group Companies, and the hardware and information technology systems currently owned by the Group Companies, are sufficient in all material respects for the Group Companies’ business.

(i)    The Group Companies have not disclosed, delivered or licensed to any Person, or permitted the disclosure or delivery to any escrow agent or other Person of any source code for any Software owned by the Group Companies, except for disclosures to employees, contractors or consultants under binding written agreements that prohibit use or disclosure of confidential information except in the performance of services to the Group Companies.

(j)    No university, public institution or Governmental Entity has provided funding, resources or staff for any research or development of any Intellectual Property Rights owned by the Group Companies. No university, public institution or Governmental Entity has

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any right to use or interest in or to any such Intellectual Property Rights owned by the Group Companies.

(k)    No Group Company is, or has ever been, a member or a contributor to any industry standards body or similar organization that requires the grant (or an agreement to grant) any other Person any license or right to any Group Company IP Rights.

3.13    Labor Matters.

(a)    Except as set forth on Schedule 3.13(a), (i) no Group Company is party to any collective bargaining agreement, works council agreement or similar agreement and there are no labor unions or other organizations representing or, to the Company’s knowledge, purporting to represent or attempting to represent any employee of any Group Company, (ii) there is no labor strike, slowdown, work stoppage, lockout or other labor dispute pending or, to the Company’s knowledge, threatened against any Group Company, (iii) to the Company’s knowledge as of the date of this Agreement, no union organization activities are in progress with respect to any employees of any Group Company, and (iv) there is no unfair labor practice charge or complaint or labor arbitration pending or, to the Company’s knowledge, threatened, against any Group Company.

(b)    The Group Companies are, and for the past three (3) years have been, in compliance in all material respects with all applicable laws relating to the employment, including all such laws relating to employment practices, terms and conditions of employment, discrimination, disability, fair labor standards, workers compensation, wrongful discharge, immigration, occupational safety and health, family and medical leave, wages and hours and employee terminations, classification of employees and independent contractors, meal and rest breaks, civil rights, safety and health, pay and equity and the collection and payment of withholding or social security taxes, and the Group Companies have not received written notice of any pending or threatened claim of violation of such laws or investigation or audit related to these laws.

(c)    Within the past three (3) years, no Group Company has implemented any employee layoffs or plant closures that gave rise to notice or payment obligations under WARN, and no such activities have been announced or are planned.

(d)    Within the past three (3) years, (i) no material allegations, claims or reports of sexual harassment, discrimination or retaliation have been made to the Group Companies against or in respect of any employee of the Group Companies and (ii) the Group Companies have not entered into settlement agreements related to allegations, claims or reports of sexual harassment, discrimination or retaliation by any employee of the Group Companies.

(e)    Except to the extent that disclosure would not be permitted by applicable laws, the Company has made available to Buyer a complete and accurate list of the current employees of the Group Companies as of the date hereof (excluding independent contractors) and shows with respect to each such employee (as applicable) (i) the employee’s name, position held, principal place of employment, base salary or hourly wage rate, as applicable, including each employee’s designation as either exempt or non-exempt from the overtime requirements of the

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Fair Labor Standards Act, (ii) the date of hire, (iii) leave status (including type of leave, and expected return date, if known), and (iv) visa status.

3.14    Insurance. Schedule 3.14 contains a true and complete list of all policies of fire, liability, workers’ compensation, property and casualty insurance owned or held by the Group Companies as of the date of this Agreement. Schedule 3.14 also sets forth a true and complete list of all material claims made by the Group Companies under any such policy during the past three (3) years. True and complete copies of such policies have been made available to Buyer prior to the date hereof. All such policies are in full force and effect and no notice of early cancellation, early termination or non-renewal has been received by any Group Company with respect to any such policy and no insurer under any such policy has questioned, disputed or denied or, to the Company’s knowledge, threatened to question, dispute or deny any material claim thereunder. All premiums due and payable under each policy have been paid in full and none of the Group Companies is in default with respect to obligations under any such policies or has otherwise failed to comply in all respects with the terms and conditions of such policies.

3.15    Tax Matters. Except as set forth on Schedule 3.15:

(a)    (i) each Group Company has prepared and timely filed (or has had so prepared and filed on its behalf) all material Tax Returns required to be filed by such Group Company (taking into account extensions) and all such Tax Returns are true and correct in all material respects, and (ii) all material Taxes required to be paid by a Group Company (whether or not reflected on such Tax Returns) have been paid, in the case of clause (ii), except to the extent that liability for any such Taxes is being contested in good faith and provision for such Tax has been made on the Financial Statements in accordance with GAAP;

(b)    no Group Company is the subject of a Tax audit or examination with respect to a material amount of Tax (other than with respect to any ordinary course personal property or real property Tax audit of an individual IWG Site);

(c)    no Group Company has consented to extend the time, or is the beneficiary of any extension of time, in which any material Tax may be assessed or collected by any taxing authority (other than any extension which is no longer in effect or that was obtained in the Ordinary Course of Business of the Group Companies);

(d)    no Group Company has received from any taxing authority any written notice of proposed adjustment, deficiency, or underpayment of material Taxes which has not since been satisfied by payment in full (taking into account any compromise of such proposed claim) or withdrawn by the applicable taxing authority;

(e)    no Group Company (i) has been a member of an affiliated group or filed or been included in a combined, consolidated or unitary income or franchise Tax Return (other than any such Tax Return of which the Company is the common parent) or (ii) has any liability for Taxes of another Person other than any Group Company under Section 1.1502-6 of the Treasury Regulations (or any similar provision of state, local or foreign law);

(f)    each Group Company has, in accordance with all Tax withholding, employment, social security, superannuation, and other similar provisions of applicable U.S.

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federal, state, local and foreign laws, (i) timely and properly withheld and paid all material Taxes required to be withheld and paid and (ii) complied with all material reporting requirements (including maintenance of required records with respect thereto) with respect to such payments;

(g)    no Group Company is a party to any Tax allocation, sharing or indemnification agreement with any other Person, other than Tax allocation provisions of the organization documents of any Group Company that is a partnership for U.S. federal, state or local or non-U.S. income Tax laws and Tax indemnification provisions of contracts entered into in the Ordinary Course of Business the primary focus of which are not Taxes;

(h)    there are no material Tax Liens on any of the assets of any Group Company, except for Permitted Liens;

(i)    no Group Company will be required to include any material item of income in, or exclude any material item of deduction from, taxable income for any taxable period (or portion thereof) ending after the Closing Date as a result of (A) any installment sale or open transaction disposition made on or prior to the Latest Balance Sheet Date, (B) any prepaid amount received on or prior to the Latest Balance Sheet Date, (C) any “closing agreement,” as described in Section 7121 of the Code (or any corresponding provision of state, local or non-U.S. income tax law) entered into on or prior to the Latest Balance Sheet Date, (D) any “gain recognition agreement” or “domestic use election” (or analogous concepts under state, local or foreign income Tax Law) by a Group Company entered into in connection with or relating to a transaction occurring on or prior to the Latest Balance Sheet Date or (E) a change in the method of Tax accounting made by a Group Company prior to Closing, to the extent that the related adjustment under Section 481(a) of the Code (or any corresponding provision of state, local or non-U.S. law) relates to items arising on or prior to the Latest Balance Sheet Date;

(j)    Schedule 3.15(j) includes a list of all Group Companies for which an election has been made under Treasury Regulation Section 301.7701-3 (as well as the U.S. federal tax status of such entity and the effective date of such election) or Section 856(l)(1) of the Code;

(k)    No Group Company has constituted any of (i) a “distributing corporation” or a “controlled corporation” (within the meaning of Treasury Regulation Section 1.337(d)-7(f)(2)) or (ii) a member of a “separate affiliated group” of a “distributing corporation” or a “controlled corporation” (within the meaning of Section 355 of the Code), in each case (A) in a distribution of shares qualifying or intended to qualify for tax-free treatment under Section 355 or 356 of the Code since December 7, 2015 or (B) in a distribution which otherwise constitutes part of a “plan” or “series of related transactions” (within the meaning of Section 355(e) of the Code) in conjunction with transactions contemplated by this Agreement;

(l)    No Group Company holds any asset the disposition of which would subject a Purchased Entity that is a REIT and made an election to be treated as a REIT prior to Closing to taxation on built in gain pursuant to the application of Treasury Regulation Section 1.337(d)-7, any other temporary or final regulations issued under Section 337(d) of the Code, the rules of Section 1374 of the Code or any elections made thereunder if disposed of by such Group Company, and no Group Company has disposed of any such asset during any taxable year commencing on or after January 1, 2020;

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(m)    Schedule 3.15(m) includes a list of each Group Company that has a Section 754 election in effect. Each entity in which any Group Company owns a minority interest is (i) taxable as a partnership for U.S. federal income Tax purposes, and (ii) has in effect an election under Section 754 of the Code; and

(n)    Since the Latest Balance Sheet Date, except as may result from the Australian Restructuring or the consummation of any sale or assignment pursuant to the exercise of the Purchase Option, no Group Company has (i) incurred a material liability for Taxes outside its ordinary course of business, (ii) consummated any installment sale or open transaction disposition, (iii) entered into any “closing agreement,” as described in Section 7121 of the Code (or any corresponding provision of state, local or non-U.S. income tax law), (iv) entered into any “gain recognition agreement” or “domestic use election” (or analogous concepts under state, local or non-U.S. income Tax Law) by a Group Company or (v) changed the method of Tax accounting with respect to any item.

The representations made in this Section 3.15, Section 3.4 (to the extent of Tax accruals and reserves on the Financial Statements), and in Section 3.7 (to the extent related to Section 7.1(a)(iii)), Section 3.10 and Section 3.13(b), shall constitute the only representations or warranties of the Company with respect to Tax matters. Other than the representation and warranties set forth in Sections 3.7 (to the extent related to Section 7.1(a)(iii)), 3.10, 3.15(g), 3.15(i), 3.15(j), 3.15(k), 3.15(l) and 3.15(n) (other than clause (i) of Section 3.15(n)), no representation or warranty is made (x) in this Agreement with respect to any Tax matters of a Group Company with respect to any Tax period or portion of a Tax period following the Closing or (y) in clause (i) of Section 3.15(a) and clause (ii) of Section 3.15(f) with respect to any Tax Return preparation or filing requirements following Closing, and in each case there is to be no recovery hereunder with respect to Losses relating to such Tax matters in connection with a breach of such a representation or warranty.

3.16    Brokers. No broker, finder, financial advisor or investment banker, other than Evercore Group L.L.C. (whose fees shall be included in the Transaction Expenses), is entitled to any broker’s, finder’s, financial advisor’s, investment banker’s fee or commission or similar payment in connection with the Transaction based upon arrangements made by or on behalf of any Group Company.

3.17    Real and Personal Property.

(a)    Schedule 3.17(a) sets forth a true, correct and complete list of addresses for all real property for which fee simple ownership is held by a Group Company (each, an “Owned Real Property”). The applicable Group Company has good, valid and marketable fee simple title to each Owned Real Property, in each case, free and clear of all Liens, except for Permitted Liens. There is no pending legal proceeding to take by eminent domain any material part of any Owned Real Property, and no Group Company has received written notice of any threatened legal proceeding to take by eminent domain any material part of any Owned Real Property. No Group Company has granted any outstanding options, rights of first offer or rights of first refusal to purchase any such Owned Real Property or any portion thereof or interest therein in favor of any third party. Other than as set forth Schedule 3.17(a), no Group Company has leased or otherwise

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granted to any person the right to use or occupy any Owned Real Property (other than customer contracts entered into in the Ordinary Course of Business).

(b)    Schedule 3.17(b) sets forth a true, correct and complete list of addresses for each IWG Site that is leased, subleased or otherwise used or occupied by a Group Company, other than the Owned Real Properties (collectively, the “Leased Real Property”). A Group Company holds a valid and existing leasehold, subleasehold, Easement, license, or sublicense or other similar valid interest in each parcel of Leased Real Property. The Company has made available to Buyer a true, correct and complete copies, as of the date hereof, of each Site Lease. Except as set forth on Schedule 3.17(b):

(i)    Each of the Site Leases is a legal, valid and binding obligation of the relevant Group Company and, to the Company’s knowledge, each of the other parties thereto, enforceable in accordance with its terms (subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting generally the enforcement of creditors’ rights and subject to general principles of equity);

(ii)    The relevant Group Company has a valid leasehold or license interest, free and clear of all Liens, other than Permitted Liens, in and to the Leased Real Property;

(iii)    The relevant Group Company is in compliance with all applicable easement maintenance obligations and upkeep covenants;

(iv)    The relevant Group Company enjoys peaceful and undisturbed possession of the Leased Real Property and is current in the payment of rent as set forth in each of the Site Leases and there are no past due amounts for rent, revenue share obligations or other fees or charges or claims against any deposits (and no Group Company is obligated to pay additional rent, charges or other amounts to any of the ground lessors for past due amounts that will be payable in any period subsequent to the Closing Date);

(v)    No Group Company has violated in any material respect any provision of, or committed or failed to perform any act that, with or without notice, lapse of time or both, would constitute a material default under the provisions of a Site Lease;

(vi)    As of the date of this Agreement, no Group Company has received any correspondence or notice from any counterparty to a Site Lease giving notice of a default or an event of default thereunder or an intention to terminate or renegotiate such agreement prior to the expiration of the then current term;

(vii)    Other than as may be provided by the Site Leases or the Tower Leases, there are no leases, subleases, licenses or other occupancy agreements (written or oral) which grant any possessory interest in or to the Tower Structures or the Improvements located on the IWG Sites, or which grant other rights with respect to the use of the Tower Structures or the Improvements located on the IWG Sites; and

(viii)    The relevant Group Company has not collaterally assigned or granted any other security interest in such Site Leases or any interests therein.

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(c)    Except as set forth on Schedule 3.17(c):

(i)    Each of the Tower Leases is a legal, valid and binding obligation of the relevant Group Company and, to the Company’s knowledge, each of the other parties thereto, enforceable in accordance with its terms (subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting generally the enforcement of creditors’ rights and subject to general principles of equity);

(ii)    No Group Company has violated in any material respect any provision of, or committed or failed to perform any act that, with or without notice, lapse of time or both, would constitute a material default under the provisions of a Tower Lease;

(iii)    As of the date of this Agreement, no Group Company has received any correspondence or notice from any counterparty to a Tower Lease giving notice of a material default or an event of default thereunder or an intention to terminate or renegotiate such agreement prior to the expiration of the then current term;

(iv)    (A) each tenant has accepted possession of its premises under its Tower Lease, (B) as of the Latest Balance Sheet Date, the Group Companies are collecting the rent set forth in each Tower Lease on a current basis and there are no past due amounts thereunder and there are no rent setoffs or withholdings related to such Tower Leases; (C) except as expressly set forth in the Tower Leases, and except those which, individually or in the aggregate, would not be material to the Group Companies, no tenant is entitled to any rental concessions or abatements in rent for any period subsequent to the Closing Date; and (D) except as expressly set forth in the Tower Leases, there are no security deposits or prepaid rentals under any of the Tower Leases; and

(v)    The relevant Group Company has not collaterally assigned or granted any other security interest in such Tower Leases or any interests therein.

(d)    Except as disclosed on Schedule 3.17(d), as of the date of this Agreement, the Group Companies collectively own or hold under valid leases all Tower Sites, material machinery, equipment and other tangible personal property, including radials, guy anchors, transmitting buildings and related improvements and other material items of personal property (excluding, for the avoidance of doubt, Intellectual Property Rights) (the “Personal Property”) necessary for the conduct of their businesses as currently conducted, free and clear of all Liens except for Permitted Liens. The Personal Property is in all material respects in good operating condition and repair (ordinary wear and tear excepted) and suitable and adequate for continued use in the manner it is being presently used.

(e)    There are no (i) adverse physical conditions or (ii) latent defects affecting any Owned Real Property or Leased Real Property, including any and all improvements thereon, other than adverse conditions or defects that would be repaired as identified in the Ordinary Course of Business, in each case, except where such adverse physical condition or latent effect, individually or in the aggregate, would not reasonably be expected to have a Company Material Adverse Effect.

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(f)    Schedule 3.17(f) lists each Owned Real Property or Leased Real Property for which a Group Company holds an owner title insurance policy insuring the applicable Group Company with respect to such Owned Real Property or Leased Real Property (each, a “Title Policy”). No claim has been made against any Title Policy in effect of the Tower Sites, except as, individually or in the aggregate, would not reasonably be expected to have a Company Material Adverse Effect. No Group Company has received any written notice, and the Company has no knowledge, that any Title Policy is not in full force and effect.

(g)    Schedule 3.17(g) lists each Owned Real Property or Leased Real Property which is under construction as of the date hereof. Except as set forth in Schedule 3.17(g) or as would not have a Company Material Adverse Effect, a Group Company has obtained any required construction permits with respect to such Owned Real Property or Leased Real Property

(h)    The Owned Real Property, the Leased Real Property, the Easements and the IWG Excluded Buildings comprise all of the material real property used in the business of the Group Companies as currently conducted.

(i)    Schedule 3.17(i) lists each IWG Excluded Building that is leased by a Group Company (each, an “Excluded Leased Building”). Each Excluded Leased Building is subject to a lease (an “Excluded Building Lease”) that provides for a legal, valid and binding obligation of the relevant Group Company and, to the Company’s knowledge, such lease is, with respect to each of the other parties thereto, enforceable in accordance with its terms (subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting generally the enforcement of creditors’ rights and subject to general principles of equity). None of the Group Companies has received any written notice of any material default under any Excluded Building Lease and, to the knowledge of the Company as of the date hereof, no condition that exists that, with notice or lapse of time or both, could constitute a default by any Group Company under any Excluded Building Lease.

3.18    Transactions with Affiliates. Schedule 3.18 sets forth all material contracts (other than any contracts for commercial arrangements entered into in the Ordinary Course of Business and on an arms’ length basis) between any Group Company, on the one hand, and Affiliates of a Group Company (other than any Group Company), on the other hand (the “Affiliate Agreements”). Except as set forth on Schedule 3.18 and except for employment arrangements entered into in the Ordinary Course of Business and made available to Buyer prior to the date hereof, (a) no officer, director or manager or Affiliate of a Group Company nor (b) to the Company’s knowledge, (i) any immediate family member of any such Persons that are individuals or (ii) any trust, partnership or corporation in which any such Persons has a material interest, is a party to any contract or transaction with the Group Companies (or has been a party to such contract or transaction in the past twelve (12) months) or has any interest in any material property right (tangible or intangible) used by a Group Company in the conduct of its business.

3.19    Customers. Schedule 3.19 sets forth a correct and complete list of the top ten (10) customers of the Group Companies on a consolidated basis (based on the dollar amount of rent payments received from such customers) for the 12-month period ending September 30, 2020 (“Material Customers”). No Group Company has received written notice to the effect that any

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Material Customer (a) has terminated, or intends to terminate, its relationship with any of the Group Companies or (b) has any material dispute with respect to any Material Contract.

3.20    Anti-Corruption.

(a)    Each of the Group Companies has conducted its transactions in material compliance with all applicable export and re-export control laws, including the International Traffic in Arms Regulations and the Export Administration Regulations (collectively, “Export Control Laws”).

(b)    No licenses or approvals pursuant to the Export Control Laws are necessary for the transfer of any export licenses or other export approvals to Buyer in connection with the transactions contemplated by this Agreement, except for any such licenses or approvals the failure of which to obtain, individually or in the aggregate, would not reasonably be expected to have a Company Material Adverse Effect.

(c)    None of the Group Companies, nor any director, officer or employee of any Group Company with respect to a Group Company, nor, to the Company’s knowledge, any agents or other Persons acting on behalf of a Group Company has violated the United States Foreign Corrupt Practices Act of 1977, as amended (“FCPA”), or made a material violation of any other anticorruption or anti bribery or campaign finance laws applicable to a Group Company (collectively with the FCPA, the “Anticorruption Laws”).

(d)    None of the Group Companies nor any director, officer or, to the Company’s knowledge, any employee, agent or Affiliate of any Group Company, is currently a Person that is, or is owned or controlled by a Person that is (in each case, a “Sanctioned Person”) (i) the subject or the target of any sanctions administered or enforced by the U.S. Government (including the Office of Foreign Assets Control of the U.S. Department of the Treasury or the U.S. Department of State), the United Nations Security Council, the European Union, or Her Majesty’s Treasury (collectively, “Sanctions”), (ii) located, organized, or resident in a country or territory subject to comprehensive Sanctions, currently, Cuba, North Korea, Iran, the Crimea and Syria (each, a “Sanctioned Country”), or (iii) any Person with whom dealings are restricted or prohibited by Sanctions as a result of a relationship of ownership or control with a person listed in (i) or (ii). The Group Companies are not knowingly engaged in any dealings or transactions with any Sanctioned Person. The Group Companies have been for the past three (3) years in material compliance with all applicable Sanctions.

(e)    The operations of the Group Companies have been conducted at all times in material compliance with Anti-Money Laundering Laws.

(f)    To the Company’s knowledge, as of the date of this Agreement, there are no (i) pending or threatened actions against any Group Company regarding a violation of, or (ii) any investigations of, or request for information from, any Group Company by any Governmental Entity regarding the Export Control Laws, the Anticorruption Laws, Sanctions or Anti-Money Laundering Laws.

(g)    None of the Group Companies is a “TID U.S. business” as defined at 31 C.F.R. § 800.248.

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(h)    Each of the Group Companies has and has implemented policies and procedures reasonably designed to ensure compliance with the Export Control Laws, the Anticorruption Laws, Sanctions and Anti-Money Laundering Laws.

3.21    Utilities. Except as, individually or in the aggregate, would not reasonably be expected to be material to any Tower Site, the utility services currently available to each Tower Site are adequate for the present use of each such site by the Group Companies, and are being supplied by utility companies with the necessary utilities for the present use of each such site by the Group Companies, and no action is pending or to the knowledge of the Company threatened which, individually or in the aggregate, would have the effect of terminating or limiting such utility services. A Group Company has obtained all easements and rights-of-way that are reasonably necessary for ingress and egress to and from each Owned Real Property and each Tower Site that is the subject of a Site Lease, and no action is pending or to the knowledge of the Company threatened, nor to the knowledge of the Company as of the date hereof is any fact, event or circumstance existing or potentially existing, which, individually or in the aggregate, would have the effect of terminating or limiting such access, other than any action or any fact, event or circumstance which, individually or in the aggregate, would not reasonably be expected to be material.

3.22    Pending Acquisitions. Except as set forth on Schedule 3.22, with respect to the Pending Acquisitions, there are no contemplated “earn-out” or other similar contingent payments required to be paid by any Group Company in connection with any Pending Acquisition.

3.23    Australian Buyer. At all relevant times (including at the date of this Agreement, at Closing and at all times whilst the Australian Note is a binding legal agreement between the Noteholder and the Borrower (as defined in the Australian Note)), the Borrower (as defined in the Australian Note) will not be a ‘foreign person’ as that term is defined under the Foreign Acquisitions and Takeovers Act 1975 (Cth), Australia.

3.24    EXCLUSIVITY OF REPRESENTATIONS AND WARRANTIES. Except as set forth in this ARTICLE III, in the certificates delivered at Closing pursuant hereto and in any Ancillary Documents, the Group Companies do not make and have not made any representation or warranty in connection with the Transaction. The Group Companies expressly disclaim any other representations or warranties of any kind or nature, express or implied, notwithstanding the delivery or disclosure to Buyer or its officers, directors, employees, agents or representatives of any documentation or other information (including any financial projections or other supplemental data), including as to the condition, value or quality of their businesses or their assets, and the Group Companies specifically disclaim any representation or warranty of merchantability, usage, suitability or fitness for any particular purpose with respect to their assets, any part thereof, the workmanship thereof, and the absence of any defects therein, whether latent or patent, it being understood that such subject assets are being acquired “as is, where is” on the Closing Date, and in their present condition, and Buyer shall rely solely on its own examination and investigation thereof as well as the representations and warranties of the Company set forth in this Agreement, in any Ancillary Documents and any certificate or other instrument delivered at Closing by the Company pursuant hereto.

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ARTICLE IV

REPRESENTATIONS AND WARRANTIES OF BUYER

Buyer represents and warrants to the Company and the Sellers on the date hereof and (other than with respect to any representations and warranties made solely as of a specified date, including the date of this Agreement) on the Closing Date as follows:

4.1    Organization. Buyer is a limited liability company, duly organized, validly existing and in good standing under the laws of the jurisdiction of its formation and has all requisite power and authority to carry on its businesses as now being conducted, except where the failure to have such power or authority would not prevent or materially delay the consummation of the Transaction.

4.2    Authority. Buyer has all requisite limited liability company power and authority to execute and deliver this Agreement and each Ancillary Document to which it is a party and to carry out its obligations hereunder and thereunder. The execution and delivery of this Agreement and each of the Ancillary Documents to which Buyer is a party and the performance by Buyer of its obligations hereunder and thereunder have been (or with respect to the Ancillary Documents to which Buyer is a party, will be prior to the Closing) duly authorized by all necessary action on the part of Buyer and no other proceeding (including by its equityholders or board of directors or other governing body) on the part of Buyer is necessary to authorize this Agreement and each of the Ancillary Documents to which Buyer is a party or to consummate the transactions contemplated hereby and thereby. No vote of Buyer’s equityholders is required to approve this Agreement or for Buyer to consummate the Transaction. This Agreement has been (and each of the Ancillary Documents to which Buyer when executed and delivered will be a party will have been) duly and validly executed and delivered by Buyer and constitutes (or will constitute) a valid, legal and binding agreement of Buyer (assuming this Agreement has been and the Ancillary Documents to which Buyer is a party will be duly authorized, executed and delivered by the other parties thereto at or prior to the Closing), enforceable against Buyer in accordance with their respective terms, except (i) to the extent that enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other law affecting the enforcement of creditors’ rights generally and (ii) that the availability of equitable remedies, including specific performance, is subject to the discretion of the court before which any proceeding thereof may be brought.

4.3    Consents and Approvals; No Violations. Assuming the truth and accuracy of the Company’s representations and warranties contained in Section 3.5, the Company Sellers’ representations and warranties contained in Section 5.5, and the Blocker Sellers’ representations and warranties contained in Section 6.5, no material notices to, filings with, or authorization, consent or approval of any Governmental Entity is necessary for the execution, delivery or performance by Buyer of this Agreement or the Ancillary Documents to which Buyer is a party or the consummation by Buyer of the Transaction, except for those set forth on Schedule 4.3. Neither the execution, delivery or performance by Buyer of this Agreement and the Ancillary Documents to which Buyer is a party nor the consummation by Buyer of the Transaction will (i) conflict with or result in any breach of any provision of Buyer’s Governing Documents, (ii) except as set forth on Schedule 4.3, result in a violation or breach of, or constitute (with or without due notice or lapse of time or both) a default or give rise to any right of termination, cancellation or acceleration under, any of the terms, conditions or provisions of any material note, bond, mortgage, indenture, lease,

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license, contract, agreement or other instrument or obligation to which Buyer is a party or by which Buyer or any of its properties or assets may be bound, or (iii) violate any law or order of any Governmental Entity applicable to Buyer or any of Buyer’s Subsidiaries or any of their respective properties or assets, except in the case of clauses (ii) and (iii) above, for violations which would not prevent or materially delay the ability of Buyer to consummate the Transaction.

4.4    Brokers. No broker, finder, financial advisor or investment banker is entitled to any brokerage, finder’s, financial advisor’s or investment banker’s fee or commission or similar payment in connection with the Transaction based upon arrangements made by or on behalf of Buyer or any of its Affiliates for which any Seller or any of their respective Affiliates or any Purchased Entity may become liable.

4.5    Financing. Buyer has access to (as of the date hereof) and, assuming the satisfaction or waiver of the conditions precedent to Buyer’s obligations set forth in Sections 8.1 and 8.2, will have access to (on the Closing Date) sufficient funds available to consummate the Transaction, including to pay the Purchase Price and the fees and expenses of Buyer related to the Transaction. Assuming the truth and accuracy in all material respects of the Company’s representations and warranties contained in ARTICLE III, the Company Sellers’ representations and warranties contained in ARTICLE V, and the Blocker Sellers’ representations and warranties contained in ARTICLE VI, there are no circumstances or conditions that would reasonably be expected to prevent or substantially delay the availability of such funds at the Closing.

4.6    Litigation. There is no suit pending or to the knowledge of Buyer, threatened against Buyer or any material portion of its properties or assets before any Governmental Entity which questions the validity or legality of this Agreement or the Transaction or which seeks to prevent the Transaction or otherwise would reasonably be expected, individually or in the aggregate, to prevent or materially impair the ability of Buyer to effect the transactions contemplated hereby (including, if adversely determined prior to the Closing Date, having or having access to sufficient funds available to consummate the Transaction on the Closing Date).

4.7    Investment Purpose. Buyer will be purchasing the Purchased Units for the purpose of investment and not with a view to, or for resale in connection with, the distribution thereof in violation of applicable federal, state or provincial securities laws. Buyer acknowledges that the sale of the Purchased Units hereunder has not been registered under the Securities Act of 1933 and the rules promulgated thereunder or any state securities laws, and that the Purchased Units may not be sold, transferred, offered for sale, pledged, hypothecated, or otherwise disposed of without registration under the Securities Act of 1933, pursuant to an exemption from the Securities Act of 1933 or in a transaction not subject thereto. Buyer represents that it is an “Accredited Investor” as that term is defined in Rule 501 of Regulation D of the Securities Act of 1933.

4.8    Acknowledgment and Representations by Buyer. Buyer acknowledges and agrees that it (a) has conducted its own independent review and analysis of, and, based thereon and on the representations and warranties of the Company and the Sellers set forth in this Agreement, has formed an independent judgment concerning, the business, assets, condition, operations and prospects of the Purchased Entities, and (b) has been furnished with or given full access to such information about the Purchased Entities and their respective businesses and

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operations as it has requested through provision in the VDR. In entering into this Agreement, Buyer has relied solely upon its own investigation and analysis and the representations and warranties of the Company and the Sellers set forth in this Agreement, and Buyer acknowledges that, other than as set forth in this Agreement and in the certificates or other instruments delivered at Closing pursuant hereto, none of the Purchased Entities, or the Sellers, or any of their respective directors, officers, employees, Affiliates, stockholders, agents or representatives makes or has made any representation or warranty, either express or implied, including (x) as to the accuracy or completeness of any of the information provided or made available to Buyer or any of its respective agents, representatives, lenders or Affiliates prior to the execution of this Agreement or (y) with respect to any projections, forecasts, estimates, plans or budgets of future revenues, expenses or expenditures, future results of operations (or any component thereof), future cash flows (or any component thereof) or future financial condition (or any component thereof) of any Purchased Entity heretofore or hereafter delivered to or made available to Buyer or any of its respective agents, representatives, lenders or Affiliates.

4.9    EXCLUSIVITY OF REPRESENTATIONS AND WARRANTIES. The representations and warranties made by Buyer in this ARTICLE IV and in any certificate delivered at Closing by Buyer pursuant hereto and in any Ancillary Documents are the exclusive representations and warranties made by or concerning Buyer. Except as otherwise expressly set forth in this ARTICLE IV and in any certificate delivered at Closing by Buyer pursuant hereto, Buyer expressly disclaims any representations or warranties of any kind or nature, express or implied, written or oral, regarding the accuracy, sufficiency or completeness of any information provided to any of the Company or the Sellers or any of their respective representatives or prepared by or for Buyer in connection with the Transaction. Each of Buyer and its Affiliates hereby disclaim, and each of the Sellers and the Company hereby acknowledges and agrees that neither Buyer nor any of its Affiliates or representatives shall have or be subject to any liability to any of the Sellers or Group Companies resulting from such person’s use of, such information, or any such other express or implied representations or warranties or inducements, whether at law or in equity, none of which shall have any legal effect.

ARTICLE V

REPRESENTATIONS AND WARRANTIES OF COMPANY SELLERS

Each Company Seller hereby represents and warrants to Buyer (solely as to itself and not as to any other Company Seller) on the date hereof and (other than with respect to any representations and warranties made solely as of a specified date, including the date of this Agreement) on the Closing Date as follows:

5.1    Organization. If not a natural person, such Company Seller is duly formed, validly existing and in good standing under the laws of the jurisdiction of its formation and has all requisite power and authority to carry on its businesses as now being conducted, except where the failure to have such power or authority would not prevent or materially delay the consummation of the Transaction.

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5.2    Authority; Execution; Enforceability.

(a)    Such Company Seller has all requisite power and authority to execute and deliver this Agreement and each other Ancillary Document to which such Company Seller is a party, to perform its obligations hereunder and thereunder and to consummate the transactions contemplated hereby and thereby. The execution and delivery of this Agreement and the Ancillary Documents to which such Company Seller is a party and the performance by such Company Seller of its obligations hereunder and thereunder have been duly and validly authorized by all necessary action on the part of such Company Seller and no other proceedings on its party are necessary to authorize the execution, delivery or performance of this Agreement or the Ancillary Documents.

(b)    This Agreement has been (and the Ancillary Documents to which such Company Seller will be a party when executed and delivered will have been) duly executed and delivered by such Company Seller and constitutes (or, in the case of the Ancillary Documents to which such Company Seller is a party, will constitute when executed) a valid, legal and binding agreement of such Company Seller (assuming that this Agreement has been and the Ancillary Documents to which such Company Seller is a party will be duly and validly authorized, executed and delivered by the other Persons party thereto at or prior to the Closing), enforceable against such Company Seller in accordance with their respective terms, except (i) to the extent that enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting the enforcement of creditors’ rights generally and (ii) that the availability of equitable remedies, including specific performance, is subject to the discretion of the court before which any proceeding thereof may be brought.

5.3    Ownership of Company Units. Such Company Seller holds of record and owns beneficially the Company Units set forth opposite such Company Seller’s name on Schedule 3.2(a). The Company Units set forth opposite such Company Seller’s name on Schedule 3.2(a) represent all the issued and outstanding equity interests of the Company held by such Company Seller, and such Company Seller has good and valid title to such Company Units free and clear of any Liens and restrictions on transfer, other than any restrictions under the Securities Act of 1933, as amended, and applicable state securities laws and as set forth in the Company Operating Agreement and any applicable award agreement in respect of Class B Units of the Company and is the sole beneficial and record owner thereof. No Person other than such Company Seller has any ownership or other rights of any kind in or with respect to or based upon such Company Units. Except pursuant to this Agreement or as set forth in the Company Operating Agreement and any applicable award agreement in respect of Class B Units of the Company, there is no contractual obligation pursuant to which such Company Seller has, directly or indirectly, granted any option, warrant, call, pledge, put or other right providing for the disposition, acquisition or transfer of such Company Units (including rights of first refusal, rights of first negotiation, rights of first offer or similar rights) to any Person to acquire or vote such Company Units or other equity interests in the Company. Except pursuant to this Agreement, as set forth in the Company Operating Agreement and any applicable award agreement in respect of Class B Units of the Company or as set forth on Schedule 3.2(a), there are no voting trusts, stockholder agreements, proxies or other agreements or understandings in effect with respect to the voting or transfer of the Company Units held by such Company Seller. If such Company Seller holds Class B Units of the Company, (a) the Company Operating Agreement and the award agreement in respect of such Class B Units permit the sale of such Class B Units by such Company Seller in

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the manner contemplated by this Agreement and (b) effective as of the Closing, such Class B Units and all award agreements related thereto shall cease to be outstanding and none of Buyer or any of its Affiliates shall have any obligations in respect thereof, other than the payment of the amounts contemplated by ARTICLE II and, if applicable, ARTICLE X.

5.4    Brokerage. No broker, finder, financial advisor or investment banker, other than Evercore Group L.L.C. (whose fees shall be included in the Transaction Expenses), is entitled to any broker’s, finder’s, financial advisor’s, investment banker’s fee or commission or similar payment in connection with the Transaction based upon arrangements made by or on behalf of such Company Seller.

5.5    Consents and Approvals; No Violations. Except as set forth on Schedule 5.5, assuming the truth and accuracy of the representations and warranties of Buyer set forth in Section 4.3, no notices to, filings with, or authorizations, consents or approvals of any Person or Governmental Entity are necessary for the execution, delivery or performance by such Company Seller of this Agreement or the Ancillary Documents to which such Company Seller is a party or the consummation by such Company Seller of the Transaction, except for (a) those that may be required solely by reason of Buyer’s or any other Seller’s (as opposed to any other third party’s) participation in the Transaction, (b) those the failure of which to obtain or make would not reasonably be expected to have a material and adverse effect on the ability of such Company Seller to perform its obligations hereunder and consummate the Transaction or prohibit or materially impair or delay the ability of such Company Seller to perform its respective obligations under this Agreement and any Ancillary Agreements, including consummation of the transactions contemplated hereby and thereby and (c) applicable requirements, if any, of federal securities laws or state “blue sky” laws. Neither the execution, delivery or performance by such Company Seller of this Agreement or the Ancillary Documents to which such Company Seller is a party nor the consummation by such Company Seller of the Transaction will (i) conflict with or result in any breach of any provision of such Seller’s Governing Documents (if applicable), (ii) result in a violation or breach of, or constitute (with or without due notice or lapse of time or both) a default or give rise to any right of termination, cancellation or acceleration under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, lease, license, contract, agreement or other instrument or obligation to which such Company Seller is a party or by which such Company Seller or any of its properties or assets may be bound, (iii) violate any law or order of any Governmental Entity applicable to such Company Seller or any of its properties or assets or result in the creation of any Lien upon or the forfeiture of any property or asset of such Company Seller, except in the case of clauses (ii) and (iii) above, for violations which would not prevent or materially delay the Transaction.

5.6    Litigation. There are no, and during the past three (3) years there have been no suits pending or, to such Company Seller’s knowledge, threatened against such Company Seller before any Governmental Entity which would, individually or in the aggregate, reasonably be expected to have a material and adverse effect on the ability of such Company Seller to perform its obligations hereunder and consummate the Transaction. Such Company Seller is not subject to any outstanding order or writ of any Governmental Entity directed specifically at such Company Seller or its assets or properties which would, individually or in the aggregate, reasonably be expected to have a material and adverse effect on the ability of such Company Seller to perform its obligations hereunder and consummate the Transaction.

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5.7    EXCLUSIVITY OF REPRESENTATIONS AND WARRANTIES. The representations and warranties made by such Company Seller in this ARTICLE V and in any certificate delivered at Closing by such Company Seller pursuant hereto and in any Ancillary Documents are the exclusive representations and warranties made by or concerning such Company Seller. Except as otherwise expressly set forth in this ARTICLE V and in any certificate delivered at Closing by such Company Seller pursuant hereto, (a) such Company Seller expressly disclaims any representations or warranties of any kind or nature, express or implied, written or oral, as to the condition, value or quality of any business or assets of the Group Companies, and (b) such Company Seller specifically disclaims any representation or warranty of merchantability, usage, suitability or fitness for any particular purpose with respect to the assets of the Group Companies, any part thereof, the workmanship thereof, and the absence of any defects therein, whether latent or patent, it being understood that except for the representations set forth in this ARTICLE V and in any certificate delivered at Closing by such Company Seller pursuant hereto, such subject assets are “as is, where is” on the Closing Date, and in their present condition, and Buyer shall rely on its own examination and investigation thereof. Such Company Seller is not, directly or indirectly, making any representations or warranties regarding the pro forma financial information, financial projections or other forward-looking statements of the Group Companies.

ARTICLE VI

REPRESENTATIONS AND WARRANTIES OF THE BLOCKER SELLERS

The Blocker Sellers hereby represent and warrant to Buyer, jointly and severally, on the date hereof and (other than with respect to any representations and warranties made solely as of a specified date, including the date of this Agreement) on the Closing Date as follows:

6.1    Organization.

(a)    Each Blocker Seller is duly formed, validly existing and in good standing under the laws of the jurisdiction of its formation and has all requisite power and authority to carry on its businesses as now being conducted, except where the failure to have such power or authority would not prevent or materially delay the consummation of the Transaction.

(b)    Each Blocker Entity is a limited liability company duly organized, validly existing and in good standing (or the equivalent thereof, if applicable) under the laws of its respective jurisdiction of formation or organization (as applicable). Each Blocker Entity is duly qualified or licensed to transact business and is in good standing (if applicable) in each jurisdiction in which the property and assets owned, leased or operated by it, or the nature of the business conducted by it, makes such qualification or licensing necessary, except in such jurisdictions where the failure to be so duly qualified or licensed and in good standing would not reasonably be expected to have a Company Material Adverse Effect.

(c)    (i) Except for the Company Units held by Bottom Blocker Entity and the Blocker Equity held directly or indirectly by the Blocker Entities, no Blocker Entity owns, or has ever owned, any equity interest, direct or indirect, in any other Person, and (ii) except for liabilities incurred, and assets received, in connection with (A) Taxes payable by the applicable Blocker Entity and (B) the direct or indirect ownership of Company Units and Blocker Equity held, directly

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or indirectly, by the Blocker Entities, the Blocker Entities have no material assets, operations or liabilities. Each Blocker Entity was formed for the sole purpose of holding, directly or indirectly, the Company Units held by Bottom Blocker Entity, and no Blocker Entity has conducted any material activity (and has never had and does not have any employees or any person that would be treated as an employee for U.S. federal income Tax purposes) other than holding, directly or indirectly, the Company Units held by Bottom Blocker Entity and the Blocker Equity held directly or indirectly by the Blocker Entities.

(d)    Prior to or as of the date hereof, the Blocker Sellers have made available to Buyer true, accurate, correct and complete copies of the Governing Documents of each Blocker Entity as in effect on the date hereof.

6.2    Authority; Execution; Enforceability.

(a)    Each Blocker Seller has all requisite power and authority to execute and deliver this Agreement and each other Ancillary Document to which such Blocker Seller is a party, to perform its obligations hereunder and thereunder and to consummate the transactions contemplated hereby and thereby. The execution and delivery of this Agreement and the Ancillary Documents to which the Blocker Sellers are a party and the performance by the Blocker Sellers of their respective obligations hereunder and thereunder have been duly and validly authorized by all necessary action on the part of the Blocker Sellers and no other proceedings on its party are necessary to authorize the execution, delivery or performance of this Agreement or the Ancillary Documents.

(b)    This Agreement has been (and the Ancillary Documents to which such Blocker Seller is a party will be at or prior to the Closing) duly executed and delivered by such Blocker Seller and constitutes (or, in the case of the Ancillary Documents to which such Blocker Seller is a party, will constitute when executed) a valid, legal and binding agreement of such Blocker Seller (assuming that this Agreement has been and the Ancillary Documents to which such Blocker Seller is a party will be duly and validly authorized, executed and delivered by the other Persons party thereto at or prior to the Closing), enforceable against such Blocker Seller in accordance with their respective terms, except (i) to the extent that enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting the enforcement of creditors’ rights generally and (ii) that the availability of equitable remedies, including specific performance, is subject to the discretion of the court before which any proceeding thereof may be brought.

(c)    Each Blocker Entity has all requisite power and authority to execute and deliver each Ancillary Document to which it is a party, to perform its obligations hereunder and thereunder and to consummate the transactions contemplated hereby and thereby. The execution and delivery of the Ancillary Documents to which a Blocker Entity is a party and the performance by it of its obligations thereunder have been duly and validly authorized by all necessary action on the part of such Blocker Entity and no other proceedings on its party are necessary to authorize the execution, delivery or performance of this Agreement or the Ancillary Documents.

(d)    The Ancillary Documents to which any Blocker Entity is a party will be at or prior to the Closing duly executed and delivered by such Blocker Entity and will constitute

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when executed a valid, legal and binding agreement of such Blocker Entity (assuming that the Ancillary Documents will be duly and validly authorized, executed and delivered by the other Persons party thereto at or prior to the Closing), enforceable against such Blocker Entity in accordance with their respective terms, except (i) to the extent that enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting the enforcement of creditors’ rights generally and (ii) that the availability of equitable remedies, including specific performance, is subject to the discretion of the court before which any proceeding thereof may be brought.

6.3    Ownership of Blocker Equity; Ownership of Company Units.

(a)    The Blocker Sellers hold of record and own beneficially the Blocker Equity as set forth on Schedule 6.3. The Blocker Equity of the applicable Blocker Entity set forth on Schedule 6.3 represents all of the issued and outstanding equity interests of such Blocker Entity and the applicable Blocker Sellers has good and valid title to the Blocker Equity of the each such Blocker Entity free and clear of any Liens and restrictions on transfer, other than any restrictions under the Securities Act of 1933, as amended, and applicable state securities laws and is the sole beneficial and record owner thereof. All of the Blocker Equity is validly issued, fully-paid and non-assessable and was issued in compliance with applicable law, including any federal or state securities laws. Other than as set forth on Schedule 6.3, no Person other than the Blocker Sellers (or the applicable Blocker Entity) have any ownership or other rights of any kind in or with respect to or based upon the Blocker Equity. Other than the Middle Blocker LLCA, there is no contractual obligation pursuant to which a Blocker Seller has, directly or indirectly, granted any option, warrant, call, pledge, put or other right providing for the disposition, acquisition or transfer of such Blocker Equity (including rights of first refusal, rights of first negotiation, rights of first offer or similar rights) to any Person to acquire or vote such Blocker Equity. Other than as set forth on Schedule 6.3, there are no voting trusts, stockholder agreements, proxies or other agreements or understandings in effect with respect to the voting or transfer of the Blocker Equity held by such Blocker Seller. All of the Blocker Equity is uncertificated.

(b)    Except as set forth on Schedule 6.3, there are no other equity securities of the Blocker Entities authorized, issued, reserved for issuance or outstanding and no outstanding or authorized options, warrants, convertible or exchangeable securities, subscriptions, restricted stock units, restricted stock awards, phantom equity, stock appreciation, profits interest, profit participation, rights of any kind (including any preemptive rights), calls, put rights or other contracts or commitments of any character whatsoever, relating to any of the Blocker Equity, to which any Blocker Seller or Blocker Entity is a party or is bound requiring the issuance, delivery or sale of equity interests of a Blocker Entity. Other than as set forth on Schedule 6.3, there are no contracts to which any Blocker Seller or Blocker Entity is a party or by which it is bound to (i) repurchase, redeem or otherwise acquire any Blocker Equity or (ii) vote or dispose of any of the Blocker Equity.

(c)    Bottom Blocker Entity holds of record and owns beneficially the Company Units set forth opposite Bottom Blocker Entity’s name on Schedule 3.2(a). The Company Units set forth opposite Bottom Blocker Entity’s name on Schedule 3.2(a) represent all the issued and outstanding equity interests of the Company held by Bottom Blocker Entity, and except as set forth in the Company Operating Agreement and any applicable award agreement in respect of Class B

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Units of the Company, Bottom Blocker Entity has good and valid title to such Company Units free and clear of any all Liens and restrictions on transfer, other than any restrictions under the Securities Act of 1933, as amended, and applicable state securities laws. No Person other than Bottom Blocker Entity has any ownership or other rights of any kind in or with respect to or based upon such Company Units. Except pursuant to this Agreement or as set forth in the Company Operating Agreement and any applicable award agreement in respect of Class B Units of the Company, there is no obligation pursuant to which Bottom Blocker Entity (i) is required to issue any option, warrant, call, pledge, put or other right to any person to acquire or vote such Company units or other equity interests of the Company or (ii) has, directly or indirectly, granted any option, warrant, call, pledge, put or other right to any Person to acquire or vote such Company Units or other equity interests in the Company. There are no voting trusts, stockholder agreements, proxies or other agreements or understandings in effect with respect to the voting or transfer of the Company Units held by the Bottom Blocker Entity.

6.4    Brokerage. No broker, finder, financial advisor or investment banker, other than Evercore Group L.L.C. (whose fees shall be included in the Transaction Expenses), is entitled to any broker’s, finder’s, financial advisor’s, investment banker’s fee or commission or similar payment in connection with the Transaction based upon arrangements made by or on behalf of any Blocker Seller or Blocker Entity.

6.5    Consents and Approvals; No Violations.

(a)    Assuming the truth and accuracy of the representations and warranties of Buyer set forth in Section 4.3, no notices to, filings with, or authorizations, consents or approvals of any Person or Governmental Entity are necessary for the execution, delivery or performance by any Blocker Seller of this Agreement or the Ancillary Documents to which the Blocker Sellers are parties or the consummation by the Blocker Sellers of the Transaction, except for (i) those that may be required solely by reason of Buyer’s or a Company Seller’s (as opposed to any other third party’s) participation in the Transaction or prohibit or materially impair or delay the ability of such Blocker Seller to perform its respective obligations under this Agreement and any Ancillary Agreements, including consummation of the transactions contemplated hereby and thereby, (ii) those the failure of which to obtain or make would not reasonably be expected to have a material and adverse effect on the ability of the Blocker Seller to perform its obligations hereunder and consummate the Transaction and (iii) applicable requirements, if any, of federal securities laws or state “blue sky” laws. Neither the execution, delivery or performance by the Blocker Sellers of this Agreement or the Ancillary Documents to which the Blocker Sellers are parties nor the consummation by the Blocker Sellers of the Transaction will (A) conflict with or result in any breach of any provision of the Blocker Sellers’ Governing Documents (if applicable), (B) result in a violation or breach of, or constitute (with or without due notice or lapse of time or both) a default or give rise to any right of termination, cancellation or acceleration under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, lease, license, contract, agreement or other instrument or obligation to which the Blocker Sellers are parties or by which the Blocker Sellers or any of their respective properties or assets may be bound, (C) violate any law or order of any Governmental Entity applicable to the Blocker Sellers or any of their respective properties or assets (D) result in the creation of any Lien upon or the forfeiture of any property or asset of such Blocker Seller, except in the case of clauses (B) through (D) above, for violations which would not prevent or materially delay the Transaction.

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(b)    Neither the execution, delivery or performance by any Blocker Entity of the Ancillary Documents to it is a party nor the consummation by any Blocker Entity of the Transaction will (i) conflict with or result in any breach of any provision of such Blocker Entity’s Governing Documents, (ii) result in a material violation or breach of, or constitute (with or without due notice or lapse of time or both) a default or give rise to any right of termination, cancellation or acceleration under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, lease, license, contract, agreement or other instrument or obligation to which such Blocker Entity is a party or by which such Blocker Entity or any of its properties or assets may be bound, (iii) materially violate any law or order of any Governmental Entity applicable to such Blocker Entity or any of its properties or assets or (iv) result in the creation of any Lien upon or the forfeiture of any property or asset of such Blocker Entity.

6.6    Compliance with Applicable Law; Litigation.

(a)    Each of the Blocker Entities is, and since January 1, 2019 has been, operated in compliance in all material respects with all applicable laws, ordinances and binding orders of all Governmental Entities

(b)    There are no, and during the past three (3) years there have been no, suits pending or, to the Blocker Sellers’s knowledge, threatened in writing against the Blocker Sellers before any Governmental Entity which would, individually or in the aggregate, reasonably be expected to have a material and adverse effect on the ability the Blocker Sellers are parties to perform their respective obligations hereunder and consummate the Transaction and, to the Blocker Seller’s knowledge as of the date hereof, there are no presently-existing facts or circumstances that would constitute a reasonable basis therefor. No Blocker Seller is subject to any order of any Governmental Entity directed specifically at such Blocker Seller or its assets or properties which would, individually or in the aggregate, reasonably be expected to have a material and adverse effect on the ability of such Blocker Seller to perform its obligations hereunder and consummate the Transaction.

(c)    There are no, and during the past three (3) years there have been no, suits pending or, to the Blocker Sellers’ knowledge, threatened in writing against any Blocker Entity before any Governmental Entity and, to the Blocker Seller’s knowledge as of the date hereof, there are no presently-existing facts or circumstances that would constitute a reasonable basis therefor. No Blocker Entity is subject to any order of any Governmental Entity.

6.7    Taxes of the Blocker Entities.

(a)    Except as set forth on Schedule 6.7, each of the representations and warranties set forth in Section 3.15 with respect to the Group Companies are true and correct as applied, mutatis mutandis, with respect to each Blocker Entity.

(b)    Middle Blocker Entity (i) has been treated as a “real estate investment trust” within the meaning of Sections 856 – 860 of the Code (a “REIT”) for all taxable periods beginning with the taxable year of its formation and has complied with all requirements to qualify as a REIT for such years, (ii) since the end of its most recent taxable year has in fact been organized and has operated in accordance with the requirements for qualification and taxation as a REIT under the

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Code and has not taken or omitted to take any action that could reasonably be expected to result in a loss of its qualification or taxation as a REIT and (iii) intends to continue to operate, in such a manner as to permit it to continue to qualify for taxation as a REIT for the portion of the taxable year ending as of the Closing (assuming for all purposes that the taxable year ended as of the Closing and as determined without regard to any distribution requirements for REIT qualification). No challenge to Middle Blocker Entity’s status as a REIT is pending or has been threatened in writing.

(c)    Middle Blocker Entity has not incurred any liability for material Taxes under Sections 856(c)(7), 857(b), 857(f), 860(c) or 4981 of the Code which has not been previously paid.

The representations and warranties in this Section 6.7 constitute the only representations and warranties of the Blocker Sellers regarding Tax matters of the Blocker Entities. Other than the representation and warranties set forth in Section 6.7(a) with respect to Sections 3.15(g), 3.15(i), 3.15(j), 3.15(k), 3.15(l), and 3.15(n) (other than with respect to clause (i) of Section 3.15(n)), no representation or warranty is made (x) in this Agreement with respect to any Tax matters of a Blocker Entity with respect to any Tax period or portion of a Tax period following the Closing or (y) in Section 6.7(a) with respect to clause (i) of Section 3.15(a) and clause (ii) of Section 3.15(f) with respect to any Tax Return preparation or filing requirements following Closing, and in each case there is to be no recovery hereunder with respect to Losses relating to such Tax matters in connection with a breach of such a representation or warranty, but for purposes of this sentence any Taxes incurred to cure an issue relating to the qualification of Middle Blocker Entity as a REIT that existed prior to Closing shall, to the extent of such Taxes that would have been so incurred had such issue been cured at Closing based on the facts existing at Closing, be treated as Taxes with respect to a Tax period or portion of a Tax period ending at the Closing.

6.8    Limited Purpose(a) . Other than the acquisition and beneficial ownership of Blocker Equity and Company Units (as applicable) and activities reasonably related thereto, since inception no Blocker Entity has engaged, directly or indirectly (other than through the Group Companies), in any other business activities. No Blocker Entity has any Funded Indebtedness or other liabilities (other than Tax liabilities set forth on Schedule 6.7). No Blocker Entity employs any employees or maintains or contributes to any bonus, incentive, equity-based compensation or other benefit plan that if maintained by the Company would constitute an Employee Benefit Plan.

6.9    EXCLUSIVITY OF REPRESENTATIONS AND WARRANTIES. The representations and warranties made by the Blocker Sellers in this ARTICLE VI and in any certificate delivered at Closing by any Blocker Seller pursuant hereto and in any Ancillary Documents are the exclusive representations and warranties made by the Blocker Sellers or concerning the Blocker Sellers, or the Purchased Entities. Except as otherwise expressly set forth in this ARTICLE VI and in any certificate delivered at Closing by any Blocker Seller pursuant hereto, (a) the Blocker Sellers expressly disclaim any representations or warranties of any kind or nature, express or implied, written or oral, as to the condition, value or quality of any business or assets of the Purchased Entities, and (b) the Blocker Sellers specifically disclaim any representation or warranty of merchantability, usage, suitability or fitness for any particular purpose with respect to the assets of the Purchased Entities, any part thereof, the workmanship thereof, and the absence of any defects therein, whether latent or patent, it being understood that

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except for the representations set forth in this ARTICLE VI and in any certificate delivered at Closing by any Blocker Seller or Purchased Entity pursuant hereto, such subject assets are “as is, where is” on the Closing Date, and in their present condition, and Buyer shall rely on its own examination and investigation thereof. The Blocker Sellers are not, directly or indirectly, making any representations or warranties regarding the pro forma financial information, financial projections or other forward-looking statements of the Purchased Entities.

ARTICLE VII

COVENANTS

7.1    Conduct of Business of the Company.

(a)    Except as contemplated by this Agreement or as set forth on Schedule 7.1, during the Executory Period, the Company shall and shall cause each other Group Company to (and the Blocker Sellers shall cause each Blocker Entity to), except as consented to in writing by Buyer (which consent shall not be unreasonably withheld, conditioned or delayed; provided, that if the Company has directed such request for Buyer’s consent to the Persons identified by Buyer on Schedule 7.1(a) and Buyer does not respond to the Company’s or Seller Representative’s request for consent within five (5) Business Days of such request (except as related to Tax matters), consent shall be deemed to have been provided) or as required by applicable law or COVID-19 Measures, (x) (1) conduct its business in all material respects in the Ordinary Course of Business (including any conduct that is reasonably related, complementary or incidental thereto) and (2) use commercially reasonable efforts to maintain the Company’s business organizations, assets and relationships with its material business relationships (including customers and suppliers) in all material respects and (y) not:

(i)    (A) amend or propose to amend any provision of its Governing Documents or (B) split, combine or reclassify the equity securities of a Purchased Entity;

(ii)    make, declare or pay any dividend or distribution (whether in cash or in kind) in respect of its equity interests, except dividends and distributions by a Purchased Entity to any other Purchased Entity, or repurchase or redeem any equity interests (except from former employees pursuant to pre-existing repurchase rights of a Group Company);

(iii)    make, change, or rescind any material election relating to Taxes, amend any material Tax Return, surrender any material right or claim to a refund of Taxes, consent to any extension or waiver of the statute of limitations period applicable to any Taxes, Tax Returns or claims for Taxes, or enter into any closing agreements with respect to Taxes or settle or compromise any material claim, action, suit, litigation, proceeding, arbitration, investigation, audit, or controversy relating to Taxes;

(iv)    enter into, terminate, accelerate, cancel, renew (other than on substantially similar terms in the Ordinary Course of Business), amend in any material respect, grant a material waiver under or otherwise modify in any material respect any Material Contract or any contract that would be a Material Contract if entered into prior to the date of this Agreement; provided, that the foregoing shall not prohibit (A) allowing any such contract to lapse at the end of the current term thereof in the Ordinary Course of Business consistent

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with past practice or (B) the entry into, or amendment or modification of, any contract in the Ordinary Course of Business consistent with past practice and in a manner that is not detrimental to the business of the Group Companies;

(v)    issue, sell, pledge, grant, transfer or dispose of any equity securities, securities convertible into equity securities, or any other rights to purchase any Purchased Entity’s equity securities or become a party to any subscriptions, warrants, rights, options, convertible securities or other agreements or commitments of any character relating to the issued or unissued equity securities of any Purchased Entity or grant stock appreciation rights;

(vi)    make any material change in the policies of such Purchased Entity with respect to the payment of accounts payable or accrued expenses or the collection of the accounts receivable or other receivables;

(vii)    make any material change in its cash management practices or in the accounting methods, principles or practices used by such Purchased Entity, including with respect to terms and timing of sales, credit, billing and collections with respect to customers and purchases and payments with respect to vendors, except as required by law or GAAP;

(viii)    sell, lease, transfer, assign, or otherwise dispose of any of its material tangible assets or mortgage, pledge, or impose any Lien (other than a Permitted Lien) upon any of its material tangible assets;

(ix)    (A) sell, assign, convey, mortgage, pledge, or impose any Lien (other than a Permitted Lien), transfer or dispose of any Group Company IP Rights, or (B) license any Group Company IP Rights (other than non-exclusive licenses to end-user customers in the Ordinary Course of Business);

(x)    abandon, allow to lapse or fail to maintain any Group Company IP Rights, except for any abandonment or lapse of, or failure to maintain, any non-material Group Company IP Rights, in the Ordinary Course of Business consistent with past practice, where the Group Companies reasonably determine that it is in the best interest of the Group Companies to do so;

(xi)    enter into, amend, modify or terminate any Employee Benefit Plan or any other plan, agreement or arrangement that would be an Employee Benefit Plan if in effect as of the date of this Agreement (other than entrance into at will offer letters or individual consulting agreements in the Ordinary Course of Business and that in each case are terminable by the Company without the payment of severance other than as required by applicable law), except as required (A) by applicable laws or (B) pursuant to the terms and conditions of any Employee Benefit Plan as in effect on the date of this Agreement that has been made available to Buyer prior to the date hereof;

(xii)    hire or offer to hire any employee with a base salary of $100,000 or above, or terminate the employment of any employees other than for cause, or enter into or negotiate to enter into any collective bargaining, works council or other labor agreement or arrangement;

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(xiii)    effectuate a “plant closing” or “mass layoff” as those terms are defined in WARN or other similar termination event involving multiple employees or other service providers;

(xiv)    except in accordance with the capital budget of the Company, which has been provided to Buyer prior to the date hereof, commit or authorize any commitment to make any capital expenditures, including expenditures for capitalized software, in excess of $1,000,000 in the aggregate, or fail to make material capital expenditures in accordance with such budget;

(xv)    (i) initiate any suit or (ii) settle, pay, discharge or satisfy any suit where such settlement, payment, discharge or satisfaction would involve a cash payment in excess of $1,000,000 or impose any injunctive or other non-monetary or equitable restrictions or limitations upon the operations of the business of any Group Company, in each case, whether before or after the Closing;

(xvi)    adopt a plan of complete or partial liquidation, arrangement, dissolution, merger or consolidation of any Purchased Entity, file a petition in bankruptcy under any provisions of federal or state bankruptcy law on behalf of any Purchased Entity or consent to the filing of a bankruptcy petition against any Purchased Entity under any similar law;

(xvii)    incur, guaranty or modify any Funded Indebtedness or incur or grant any lien on any property (other than Ordinary Course of Business draws under any existing revolving line of credit or other existing debt facility for (A) working capital purposes in an amount not to exceed $250,000 or (B) to pay all or any portion of the purchase price for a Pending Acquisition or for budgeted capital expenditures set forth in a business plan provided to Buyer prior to the date hereof);

(xviii)    enter into a new line of business or abandon or discontinue any existing line of business;

(xix)    create any Subsidiary of any Purchased Entity (other than in connection with a Pending Acquisition);

(xx)    other than in respect of the Pending Acquisitions, acquire by merger or consolidation with, or purchase substantially all of the equity interests or assets of, or otherwise acquire, any assets or business of any corporation, partnership, association or other business organization or division thereof with a value of or for consideration in excess of $1,000,000;

(xxi)    except as may be required by applicable law or any Employee Benefit Plan as in effect on the date of this Agreement that has been made available to Buyer prior to the date hereof and except for any amounts that would be treated as a Transaction Expense hereunder, accelerate the vesting of amounts due under any Employee Benefit Plan, or the timing or amount of funding required under any Employee Benefit Plan or otherwise increase the compensation, severance (other than as set forth on Schedule 7.8), perquisites or benefits payable to any employee, independent contractor or other individual service provider of any Purchased Entity (other than in the Ordinary Course of Business);

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(xxii)    pay any amount to any Seller or any of its Affiliates (including any management fees, bonuses, severances, change-in-control, transaction, termination, indemnity or retention payments (or similar compensation or benefits), monitoring fees, service or directors’ fees, royalties, rent, license fees or other compensation of any kind), other than (A) pursuant to any contracts made available to Buyer that are scheduled on Schedule 3.6(a), 3.10(a) or 3.18, (B) to any Seller (or a Seller’s Affiliate) who is an employee of a Group Company pursuant to their employment arrangements made available to Buyer prior to the date hereof or otherwise disclosed on the Schedules attached hereto or (C) any amounts that would be treated as a Transaction Expense hereunder;

(xxiii)    waive, indemnify (other than in accordance with the Governing Documents of the Group Companies), assume or discharge the liability of any Seller or any of its Affiliates; or

(xxiv)     authorize, commit or agree, whether orally or in writing, to do any of the foregoing.

(b)    During the Executory Period, each Blocker Seller shall cause the Blocker Entities not to take any action or engage in any operations other than (i) as expressly required by this Agreement, (ii) in connection with compliance with legal requirements relating to Taxes or (iii) activities in the ordinary course reasonably related to the beneficial ownership of Blocker Equity and Company Units.

(c)    During the Executory Period, the Company will use its reasonable best efforts to seek Buyer’s input with respect to acquisition financing for any Pending Acquisition to be consummated after the date hereof in excess of $10,000,000.

7.2    Transfer Taxes. All transfer Taxes (including controlling interest transfer Taxes related to the indirect transfer of real property), recording fees, documentary, sales, use, stamp, registration and other similar Taxes and all conveyances fees, recording charges, and other similar fees (including any penalties and interest in respect thereof) (“Transfer Taxes”) that are imposed on any of the parties hereto by any Governmental Entity in connection with the Australian Restructuring or as set forth in Section 2.6(c) with respect to the sale of any PO Sites pursuant to an exercise of the Purchase Option shall be borne by the Sellers and all other Transfer Taxes in connection with the Transaction shall be borne fifty percent (50%) by the Company and fifty percent (50%) by Buyer, and paid when due, and the Company shall file all necessary Tax Returns and other documentation with respect to any such Transfer Taxes.

7.3    Access to Information.

(a)    During the Executory Period, upon reasonable notice, and subject to restrictions contained in any confidentiality agreements to which the Purchased Entities are subject, (a) the Company shall provide, or shall cause to be provided, to Buyer and its authorized representatives, during normal business hours, reasonable access to the officers of the Company and to the offices, properties, contracts, books and records, and documents of or pertaining to the Group Companies (in a manner so as to not interfere with the normal business operations of any Group Company) and (b) the Blocker Sellers shall provide, or shall cause to be provided, to Buyer

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and its authorized representatives, during normal business hours, reasonable access to the offices, properties, personnel, contracts, books and records, and documents of or pertaining to the Blocker Entities (in a manner so as to not interfere with the normal business operations of any Blocker Entity); provided, (x) that nothing herein shall require the Company or any Blocker Seller to provide Buyer or its authorized representatives with access to information that would reasonably be expected to give rise to antitrust or competition law issues or is subject to attorney-client privilege; provided, that in such instances or in the event that any such access to such information is restricted by confidentiality agreements, the Company or such Blocker Seller, as applicable, shall use commercially reasonable efforts to cooperate with Buyer to provide such information, in whole or in part, in a manner that would not be subject to such restrictions or result in such issues; and (y) that such access shall not extend to any sampling or analysis of soil, groundwater, building materials, indoor air, or other environmental media of the sort generally referred to as a “Phase II” environmental investigation without the prior written consent of the Company, not to unreasonably withheld, delayed or conditioned.

(b)    Buyer covenants and agrees to, and shall, indemnify and hold harmless the Group Companies and the Seller Indemnified Parties from and against all Losses, personal injuries and property damage resulting from Buyer’s inspections or in any manner relating to Buyer’s activities. All information provided pursuant to Section 7.3(a) shall be treated as confidential information pursuant to the terms of the Confidentiality Agreement, the provisions of which are by this reference hereby incorporated herein and Buyer agrees that it shall be bound by the Confidentiality Agreement to the same extent as American Towers LLC. This Section 7.3(b) shall survive the termination of this Agreement.

(c)    During the Executory Period, every two (2) weeks beginning on November 13, 2020, the Company shall deliver to Buyer an update to the Cash Requirements Forecast, provided that neither the Company nor the Sellers make any representation or warranty with respect thereto.

7.4    Efforts to Consummate.

(a)    Subject to the terms and conditions herein provided, Buyer, Sellers, and the Company shall use reasonable best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective as promptly as practicable the Transaction (including the satisfaction, but not waiver, of the Closing conditions set forth in ARTICLE VIII). During the Executory Period, Buyer, Sellers, and the Company shall use reasonable best efforts to obtain consents, approvals, clearances (including the expiration or termination of an applicable waiting period), authorization, certification or permit of, filing with, or notification to or from, all Governmental Entities required, necessary or advisable to consummate the Transaction. Any filing fees in connection with any applicable antitrust or competition laws shall be borne by Buyer and Buyer shall reimburse the Purchased Entities, the Sellers or their applicable Affiliates at Closing (or upon termination of this Agreement) for all HSR Act filing fees and any filing fees in connection with any applicable foreign antitrust or competition laws borne by any Purchased Entity, any Seller or any of their Affiliates prior to Closing (or such termination). Without limiting the foregoing, (i) the Company, Buyer and their respective Affiliates shall not extend any waiting period or comparable period under any antitrust or competition laws or enter into any agreement with any Governmental Entity

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not to consummate the Transaction, except with the prior written consent of the other parties hereto, and (ii) Buyer agrees to promptly take all actions that are necessary or reasonably advisable or as may be required by any Governmental Entity to expeditiously consummate the Transaction, including (A) selling, licensing or otherwise disposing of, or holding separate and agreeing to sell, license or otherwise dispose of, any entities, assets or facilities of any Purchased Entity (to be conditioned on the Closing) or any entity, facility or asset of Buyer or its Affiliates, (B) terminating, amending or assigning existing relationships and contractual rights and obligations (other than terminations that would result in a breach of a contractual obligation to a third party) and (C) amending, assigning or terminating existing licenses or other agreements (other than terminations that would result in a breach of a license or such other agreement with a third party) and entering into such new licenses or other agreements; provided, that in the case of the preceding clauses (A) through (C) Buyer is not required to take any such action (including proposing, negotiating, committing to, and effecting, by consent decree, hold separate order, or otherwise, the sale, divestiture, license or disposition of Buyer’s, its Affiliates’, and the Group Companies’ businesses, product lines, assets, or operations) if doing so, individually or together with any other proposed actions, and when combined with the required payment and any other payment or costs incurred or borne by Buyer to obtain the required regulatory approvals, would or would reasonably be expected to result in a materially adverse impact to the assets, business, results of operations, or condition (financial or otherwise) of the Group Companies (taken as a whole) or the business of the Group Companies (following the consummation of the Transaction).

(b)    No later than ten (10) Business Days following the date of this Agreement, Buyer shall file or cause to be filed with the competent authority in Australia any foreign investment notification required to be filed under applicable Australian laws (the “FIRB Application”). The Company will co-operate with Buyer and will provide to Buyer (without undue delay) all information that is reasonably necessary for Buyer to include in the FIRB Application (by the date for lodgment under this Section 7.4(b)), including all necessary information relating to the assets owned and the businesses undertaken in Australia. Following filing of the FIRB Application, the Company and Buyer shall co-operate with each other and shall use reasonable best efforts to do all things that would be considered reasonably necessary, under Australian law, to procure the satisfaction of the condition precedent set out in Section 8.1(c) as soon as reasonably possible. Buyer will provide the Company with regular reports about the progress of the FIRB Application, as well as copies of all communications sent to and/or received from the competent authority in Australia relating to the FIRB Application, including copies of all material correspondence between Buyer and the relevant competent authority in Australia (subject to the redaction of any information that Buyer reasonably considers to be commercially sensitive). Subject to it being reasonably satisfied with the information about the Group Companies contained therein, the Company will arrange all necessary authorisations by the relevant Group Company for Buyer’s Australian counsel to file the foreign investment notification contemplated by the Australian Note. The Company shall cause IWG-TLA Australia Pty Ltd to (i) consult with Buyer and provide it with regular reports about the progress of all current foreign investment applications and notifications under applicable Australian laws (including the application bearing submission receipt no. 1010318), including copies of all material correspondence between that Group Company and the relevant competent authority in Australia (subject to redaction of any information relating to one or more of the Sellers that the Company reasonably considers to be commercially sensitive) and (ii) not accept any conditions or provide any undertakings sought by the relevant competent authority in Australia except as consented to in writing by Buyer (which

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consent shall not be unreasonably withheld, conditioned or delayed). Section 7.4(a) and Section 7.4(c) do not apply in respect of the FIRB Application and the process set out in this Section 7.4(b).

(c)    Each party hereto shall promptly notify the other parties hereto of any substantive communication it or its Affiliates receives from any Governmental Entity relating to the matters that are the subject of this Agreement and, to the extent permitted by law, permit the other parties hereto to review in advance any proposed substantive communication by it to any Governmental Entity. No party hereto shall agree to participate in any substantive meeting with any Governmental Entity in respect of any filings, investigation or other inquiry unless it provides the other party with prior notice of the meeting or is otherwise required by law and, to the extent permitted by such Governmental Entity, gives the other parties hereto the opportunity to attend and participate at such meeting, if practicable. Each party hereto will provide the other parties hereto with copies of all correspondence, filings or communications between it or any of its representatives, on the one hand, and any Governmental Entity or members of its staff, on the other hand, with respect to this Agreement and the Transaction. The parties hereto may, as they deem advisable and necessary, designate any competitively sensitive materials provided to the other under this Section 7.4 as “outside counsel only.” Such materials and the information contained therein shall be given only to outside counsel of the recipient and will not be disclosed by such outside counsel to employees, officers, or directors of the recipient without the advance written consent of the party providing such materials. Materials provided pursuant to this Section 7.4 may be redacted (i) to remove references concerning the valuation of the Company, (ii) as necessary to comply with contractual arrangements and (iii) as necessary to address reasonable privilege concerns. Each of Buyer and the Company may request entry into a joint defense agreement as a condition to providing any materials pursuant to this Section 7.4 and that, upon receipt of that request, the applicable parties shall work in good faith to enter into a joint defense agreement to create and preserve attorney-client privilege in a customary form and substance mutually acceptable to such parties. In addition, subject to applicable law, the parties hereto shall consult and cooperate with each other in advance in connection with any analyses, appearances, presentations, memoranda, briefs, arguments, and proposals made or submitted to any Governmental Entity regarding the Transaction by or on behalf of any party hereto. Notwithstanding the foregoing or any other provision of this Agreement to the contrary, the parties agree that Buyer shall, on behalf of the parties, control and lead all communications and strategy relating to the any applicable antitrust or similar laws in order to obtain the applicable consents from Governmental Entities or cause the waiting periods or other requirements under such laws to terminate or expire, provided that Buyer shall consult with the Company and the Seller Representative in good faith and take into consideration any reasonable comments, suggestions and concerns of the Company or the Seller Representative.

(d)    Buyer shall not, and shall cause its Affiliates and ultimate parent entities not to, acquire or agree to acquire, by merging with or into or consolidating with, or by purchasing a portion of the assets of or equity in, or by any other manner, any business or any corporation, partnership, association or other business organization or division thereof, or otherwise acquire or agree to acquire any assets or equity interests, if the entering into of a definitive agreement relating to, or the consummation of such acquisition, merger or consolidation would reasonably be expected to: (i) impose any delay in the obtaining of, or increase the risk of not obtaining, any consents of any Governmental Entity necessary to consummate the Transaction or the expiration

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or termination of any applicable waiting period; (ii) increase the risk of any Governmental Entity seeking or entering an order prohibiting the consummation of the Transaction; (iii) increase the risk of not being able to remove any such order on appeal or otherwise; or (iv) delay or prevent the consummation of the Transaction.

(e)    Buyer acknowledges and agrees that (i) nothing contained in this Agreement shall give Buyer, directly or indirectly, the right to control or direct the Purchased Entities’ operations prior to the Closing, and (ii) notwithstanding anything to the contrary set forth in this Agreement, no consent of Buyer shall be required with respect to any matter set forth in Section 7.1 or elsewhere in this Agreement to the extent that the requirement of such consent would violate any applicable law; provided that the Company shall, to the extent permitted by applicable law, use commercially reasonable efforts to reasonably consult with Buyer in good faith prior to any Purchased Entity taking any such action that would otherwise require consent and take into consideration any reasonable concerns of Buyer in relation to such action.

7.5    Indemnification; Directors’ and Officers’ Insurance.

(a)    Buyer agrees that all rights to indemnification or exculpation now existing in favor of the directors, managers, officers, employees and agents of each Purchased Entity, as provided in such Purchased Entity’s Governing Documents or otherwise in effect as of the date hereof and disclosed to Buyer prior to the date hereof with respect to any matters occurring prior to the Closing Date, shall survive the consummation of the Transaction and shall continue in full force and effect for a period of six (6) years after the Closing and that the Purchased Entities will perform and discharge the Purchased Entities’ (as applicable) obligations to provide such indemnity and exculpation after the consummation of the Transaction. To the maximum extent permitted by applicable law, such indemnification shall be mandatory rather than permissive, and Buyer shall cause the Purchased Entities to advance expenses in connection with such indemnification as provided in such Purchased Entity’s Governing Documents or other applicable agreements disclosed to Buyer prior to the date hereof. For a period of six (6) years after the Closing, the indemnification and liability limitation or exculpation provisions of the Purchased Entities’ Governing Documents shall not be amended, repealed or otherwise modified on or after the Closing Date in any manner that would adversely affect the rights thereunder of individuals who, as of the Closing Date or at any time prior to the Closing Date, were directors, managers, officers, employees or agents of any Purchased Entity, unless such modification is required by applicable law (and then only to the extent so required).

(b)    Buyer shall cause the Company to, and the Company shall, purchase and maintain in effect beginning at the Closing and for a period of six (6) years thereafter without any lapses in coverage, a “tail” policy providing directors’ and officers’ liability insurance coverage for the benefit of those Persons who are covered by any Purchased Entity’s directors’ and officers’ liability insurance policies as of the date hereof or at the Closing with respect to matters occurring prior to the Closing. Such policy shall provide coverage that is at least equal to the coverage provided under the Purchased Entities’ current directors’ and officers’ liability insurance policies; provided, that the Company may substitute therefor policies of at least the same coverage containing terms and conditions which are no less advantageous to the beneficiaries thereof so long as such substitution does not result in gaps or lapses in coverage with respect to matters occurring prior to the Closing Date.

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(c)    The directors, managers, officers, employees and agents of each Purchased Entity entitled to the indemnification, liability limitation, exculpation and insurance set forth in this Section 7.5 are intended to be third party beneficiaries of this Section 7.5. This Section 7.5 shall survive the consummation of the Transaction and shall be binding on all successors and assigns of Buyer and the Purchased Entities pursuant to the terms contained in this Section 7.5.

7.6    Documents and Information. After the Closing Date, Buyer and the Company shall, and shall cause the Company and its Subsidiaries to, until the seventh (7th) anniversary of the Closing Date, retain all books, records and other documents pertaining to the business of the Group Companies and Blocker Entities in existence on the Closing Date and make the same available for inspection and copying by the Seller Representative (at the Seller Representative’s expense) during normal business hours of the Company or any of its Subsidiaries, as applicable, upon reasonable request and upon reasonable notice for any reasonable purpose, including with respect to Taxes; provided, that such access shall be conducted in such a manner as not to unreasonably interfere with the normal operations of Buyer or any of the Purchased Entities and coordinated through Buyer’s general counsel or designee thereof. Unless otherwise consented to by the Seller Representative, except in compliance with regular record retention policies, no such books, records or documents shall be destroyed after the seventh (7th) anniversary of the Closing Date by Buyer or the Purchased Entities, without first advising the Seller Representative in writing and giving the Seller Representative a reasonable opportunity to make copies thereof; provided, that Buyer may destroy or otherwise dispose of such books, records or documents fifteen (15) Business Days after delivery of such prior notice if the Seller Representative fails to agree in writing to take possession thereof. Nothing herein shall require Buyer to provide the Seller Representative with access to, or copies of, information if it would jeopardize attorney-client privilege of Buyer or violate any applicable law or order or confidentiality obligation to a third party; provided, however, that, in such instances, Buyer shall use commercially reasonable efforts to cooperate with the Seller Representative to provide such information, in whole or in part, in a manner that would not result in such issues. Buyer’s obligation to provide the access described in this Section 7.6 is subject to the execution by the requesting party of a customary confidentiality agreement in form and substance reasonably satisfactory to Buyer.

7.7    Contact with Customers, Suppliers and Other Business Relations. During the Executory Period, Buyer hereby agrees that it is not authorized to and shall not (and shall not permit any of its employees, agents, representatives or Affiliates to) initiate contact with any employee, customer, supplier, ground lessor, landlord, distributor or other material business relation of any Purchased Entity regarding any Purchased Entity, its business or the Transaction without the prior written consent of the Company, which consent will not be unreasonably withheld, conditioned or delayed; provided, that Buyer shall give reasonable advanced notice to the Company prior to any scheduled meeting or discussion regarding any Purchased Entity, its business or the Transaction with any business relation (including any seller in respect of a Pending Acquisition but excluding any cell carrier customers or common ground lessors of the Company and Buyer) and allow a representative of the Company to attend such meeting or discussion (including by video or phone conference).

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7.8    Employee Benefits Matters. Buyer and the Group Companies hereby agree as follows:

(a)    During the period beginning on the Closing Date and ending on the first (1st) anniversary of the Closing Date, Buyer shall provide employees of each Group Company as of immediately prior to the Closing Date, for the portion of such period that they continue to be employed by a Group Company or any of its Affiliates (the “Continuing Employees”) with the same salary or hourly wage rate and target annual cash bonus opportunity as provided to such Continuing Employees immediately prior to the Closing Date, and, if Buyer or any of its Affiliates (including the Group Companies) terminates the employment of any employee who was an employee of the Group Companies immediately prior to the Closing without cause (collectively, the “Terminated Employees”), then, subject to such Terminated Employee having delivered (and not revoked) a general release of claims against the Company in a customary form (not containing any non-compete or non-solicit covenants) reasonably acceptable to Buyer, Buyer shall promptly (and, in any event, no later than the next regularly scheduled payroll date) pay or cause to be paid to such Terminated Employee, in a lump sum payment the amount of severance set forth next to such Terminated Employee’s name on Schedule 7.8, subject to applicable withholding; provided, that Buyer shall also pay such severance to any Continuing Employee if (i) he or she is a transitional employee and dies while employed by Buyer or (ii) he or she is designated by Buyer as a transitional employee and voluntarily resigns from employment with Buyer after the earlier of (x) the date which Buyer indicated to such employee that it would like such employee to continue employment until, which designation and indication shall be provided no later than January 31, 2021 or (y) the date which is the six (6) month anniversary of the Closing Date. Any and all liabilities or claims related to the termination of the Terminated Employees’ employment shall be for the account of the Group Companies and shall not be Transaction Expenses and shall not give rise to any indemnification obligations of the Sellers pursuant to ARTICLE X.

(b)    Buyer shall cause each Group Company and its Affiliates to recognize the Continuing Employees’ credit for any service with a Group Company (or any predecessor employer, to the extent such service was credited by the Group Companies) earned prior to the Closing Date under any plans or policies adopted by Buyer or any Group Company and covering such Continuing Employees to the same extent such service credit was recognized under comparable Employee Benefit Plans immediately prior to the date hereof for purposes of eligibility and vesting and, solely in respect of any such plans providing vacation and severance benefits, benefit accruals; provided, that, Buyer shall not be required to recognize service under (i) any benefit plans of Buyer and its Affiliates that are closed to new participants or apply only to a “grandfathered” population, (ii) any benefit plans of Buyer and its Affiliates that provide defined benefit pension or retiree medical benefits and (iii) any benefit plans of Buyer and its Affiliates that do not credit service for other similarly-situated employees of Buyer and its Affiliates. In addition, Buyer shall use commercially reasonable efforts to (A) cause to be waived all pre-existing condition exclusions and actively-at-work requirements and similar limitations, eligibility waiting periods and evidence of insurability requirements under any employee welfare benefit plan maintained or adopted by Buyer or any Group Company to the extent waived or satisfied by a Continuing Employee (or dependent) as of the Closing Date and (B) cause any deductible, co-insurance and covered out-of-pocket expenses paid on or before the Closing Date by any Continuing Employee (or covered dependent thereof) of any Group Company to be taken into account for purposes of satisfying the corresponding deductible, coinsurance and maximum

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out-of-pocket provisions after the Closing Date under any applicable employee welfare benefit plan maintained or adopted by Buyer or any Purchased Entity in the year of initial participation.

(c)    Notwithstanding anything contrary in this Agreement, the Company shall consult with Buyer prior to sending any communication to any current or former employee, director or individual service provider of any of the Group Companies if such communication relates to this Section 7.8 or the transactions contemplated by this Agreement.

(d)    This Section 7.8 shall be binding upon and inure solely to the benefit of Buyer and the Group Companies, and nothing in this Section 7.8, express or implied, shall confer upon any other Person (other than as set forth in the last sentence of this Section 7.8(d)) any rights or remedies of any nature whatsoever under or by reason of this Section 7.8. Nothing contained herein, express or implied, shall be construed to establish, amend or modify any Employee Benefit Plan or any other employee benefit plan, program agreement or arrangement of Buyer or any of its affiliates or create any rights or obligations between the parties. The parties acknowledge and agree that the terms set forth in this Section 7.8 shall not create any third-party beneficiary rights in any current or former employee of a Group Company or Buyer or any of their respective Affiliates or confer upon any current or former employee of a Group Company, Buyer or any of their respective Affiliates, including any beneficiary or dependent thereof, any rights or remedies including any right to employment or continued employment for any specified period, of any nature or kind whatsoever by any reason of this Section 7.8. Notwithstanding anything to the contrary herein, neither any Seller nor the Seller Representative shall have any right to enforce this Section 7.8; provided, however, that the Seller Representative shall have the right to enforce Buyer’s obligation to pay severance to the Terminated Employees as set forth in Section 7.8(a).

7.9    No Public Disclosure; Confidentiality.

(a)    No press release or public announcement related to this Agreement, the Ancillary Documents or the Transaction shall be issued or made by any party hereto (nor will any party permit any of its advisors, employees, agents, representatives or Affiliates to do any thereof) without the prior written approval of the Company, Buyer and the Seller Representative, (i) unless and solely to the extent that, in the reasonable opinion of counsel, such communication and the contents thereof are required by applicable law, in which case, if practicable and legally permissible, the Company, Buyer and the Seller Representative shall be afforded a reasonable opportunity to review and comment on such press release, announcement or communication prior to its issuance, distribution or publication, or (ii) except for disclosure made in connection with the enforcement of any right or remedy relating to this Agreement, the Ancillary Documents or the Transaction; provided, however, that each of the parties hereto may make internal announcements to their respective employees that are not inconsistent with the parties’ prior public disclosures regarding the transaction (provided that, if prior to Closing, each party shall consult with the other parties hereto regarding any such communications).

(b)    Effective upon the Closing, each Seller covenants and agrees with Buyer that such Seller shall not, at any time during the two (2) year period following the Closing, directly or indirectly, without the prior written consent of Buyer, disclose or use any confidential information relating to the Purchased Entities (other than in the case of a Seller who is a director, officer, manager or employee of any of the Purchased Entities following the Closing, in the course

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of fulfilling his or her duties to the Purchased Entities in such capacity); provided, that the information subject to this Section 7.9(b) will not include any information (i) generally available to, or known by, the public (other than as a result of disclosure by such Seller or its Affiliates or any of their respective representatives in violation hereof), (ii) received from a Person not known by such Seller, following reasonably inquiry, to be bound by confidentiality obligations to Buyer or any member of the Purchased Entities or (iii) independently developed without use of or reference to such confidential information; provided, further, that the provisions of this Section 7.9(b) will not prohibit disclosure (A) required by any applicable law, order or legal process (whether by deposition, interrogatory, request for documents, subpoena, civil investigative demand or similar process) so long as, to the extent legally permitted, reasonable prior notice is given to Buyer of such intended disclosure and to the extent practicable a reasonable opportunity is afforded Buyer at Buyer’s expense to contest the same (with which such Seller will cooperate at Buyer’s expense as reasonably requested), (B) made in connection with the enforcement of any right or remedy relating to this Agreement or any Ancillary Document or the Transaction, (C) made to a Seller’s representatives as necessary in connection with the ordinary conduct of its business (so long as such Persons agree to or are bound to keep such information confidential on terms no less stringent than those contained herein), or (D) to the extent required for financial reporting purposes.

(c)    It is acknowledged and agreed that Sellers, their respective Affiliates and their respective Representatives may become subject to audits or regulatory examinations (including by regulatory or self-regulatory bodies) and may be subject to disclosure requirements with the Securities and Exchange Commission or by stock exchange rule in the ordinary course of their respective businesses. Notwithstanding anything to the contrary contained herein, Sellers, their respective Affiliates and their respective Representatives (i) may disclose confidential material or other information concerning the Purchased Entities and their businesses in connection with such audits or regulatory examinations or any blanket request from any bank, securities, tax or other governmental or supervisory or regulatory authority (or examiner thereof) in the course of an ordinary course examination of a Seller’s, its Affiliates’ and/or their respective Representatives’ books and records or pursuant to such disclosure requirements, as such Seller or such Affiliate or Representative may determine is necessary or appropriate in their respective sole discretion, (ii) shall not be required to provide notice to Buyer, or otherwise comply with the provisions of this Section 7.9, provided that such audit, examination or blanket request does not specifically target the Purchased Entities or the transactions contemplated by this Agreement and (iii) may disclose confidential material or other information concerning the Purchased Entities and their businesses (A) in connection with any actions pending, threatened or arising between parties regarding this Agreement, any Ancillary Document or any other transactions contemplated hereby or thereby or (B) to their respective Affiliates in connection with customary asset management activities, provided, that, such confidential material disclosed to such Affiliates shall remain subject to the confidentiality obligations set forth in this Section 7.9.

(d)    Nothing herein shall prevent any party hereto or any Affiliate thereof which is a private equity or other investment fund from making customary disclosures to its investors or potential investors who are subject to customary confidentiality restrictions no less stringent than those contained herein.

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7.10    Exclusive Dealing. During the Executory Period, neither the Sellers nor the Company shall, nor shall they permit any of their respective Affiliates, officers, managers, directors, representatives, financial advisors, attorneys, accountants or other agents to, (i) take any action to solicit, encourage, initiate, facilitate or engage in discussions or negotiations with, or provide any information to or enter into any agreement with any Person (other than Buyer and/or its Affiliates, officers, directors, employees, representatives, consultants, financial advisors, financing sources, attorneys, accountants and other agents) concerning any purchase of any of the Company’s or the Blocker Entities’ equity securities or any merger, consolidation, exchange, transfer, sale of assets outside of the Ordinary Course of Business or similar transaction involving or relating to any Purchased Entity, other than assets sold in the Ordinary Course of Business (each such acquisition transaction, an “Acquisition Transaction”), and the Sellers, the Company, and their respective Affiliates, officers, directors, representatives, financial advisors, attorneys, accountants and other agents, shall immediately cease and cause to be terminated all existing discussions, negotiations and other communications with any Person conducted heretofore with respect to any such Acquisition Transaction, (ii) provide any non-public information to any third-party in connection with an Acquisition Transaction, (iii) enter into any agreement, arrangement or understanding requiring the Company to consummate an Acquisition Transaction or abandon or fail to consummate the Transaction or (iv) accept a proposal relating to an Acquisition Transaction. The Company agrees to, promptly after becoming aware thereof, notify Buyer (and in any event within 24 hours) if any Person makes any bona fide proposal, offer or inquiry with respect to any purchase of the Company Units, any merger, sale of substantially all of the assets of the Group Companies or similar transactions involving the Group Companies, which such notice shall include the material terms of such proposal, offer or inquiry and the identity of the Person making such proposal, offer, inquiry or contact.

7.11    No Reliance. Buyer acknowledges that it and its representatives have been permitted access to the books and records, facilities, equipment, Tax Returns, contracts, insurance policies (or summaries thereof) and other properties and assets of the Purchased Entities, and that it and its representatives have had an opportunity to meet with the officers and employees of the Purchased Entities to discuss the business of the Purchased Entities. Buyer acknowledges that, except as set forth in this Agreement, the Closing Statement or any Closing Certificate delivered to Buyer at Closing pursuant hereto, none of the Purchased Entities, the Sellers or any other Person has made any representation or warranty, express or implied, written or oral, as to the accuracy or completeness of any information that the Sellers or the Purchased Entities furnished or made available to Buyer and its representatives, and none of the Sellers or any other Person (including any representative of a Seller or any of the Purchased Entities) shall have or be subject to any liability to Buyer, or any other Person, resulting from Buyer’s use of any information, documents or material made available to Buyer, management presentations, due diligence or in any other form in expectation of the Transaction. Buyer acknowledges that, should the Closing occur, except as set forth in this Agreement, the Closing Statement or any Closing Certificate delivered at Closing pursuant hereto, Buyer shall acquire the Purchased Entities without any representation or warranty as to merchantability or fitness for any particular purpose of their respective assets, in an “as is” condition and on a “where is” basis. Buyer acknowledges that the Company and the Sellers make no representations and warranties, except for the representations and warranties contained in ARTICLE III, ARTICLE V and ARTICLE VI and in Closing Statement or any Closing Certificate delivered to Buyer at Closing pursuant hereto. None of the Company, any Seller or any other Person has made, and Buyer has not relied on, any other representation or warranty, express or

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implied, written or oral, by or on behalf of the Purchased Entities or any Seller. Buyer acknowledges that none of the Company, any Seller or any other Person, directly or indirectly, has made, and Buyer has not relied on, any representation or warranty regarding the pro forma financial information, financial projections or other forward-looking statements of the Purchased Entities, and Buyer will not make any claim with respect thereto.

7.12    COVID-19. Notwithstanding anything to the contrary contained herein, nothing herein shall prevent a Seller, the Company or any Purchased Entity from taking or effecting any COVID-19 Response, and no such COVID-19 Response shall be deemed to violate or breach this Agreement in any way; provided, that during the Executory Period the applicable Seller, the Company or the Purchased Entity taking such response will (i) prior to taking or effecting such COVID-19 Response, use its reasonable best efforts to consult with Buyer; (ii) consider in good faith the view of Buyer in connection with any COVID-19 Response and (iii) keep Buyer reasonably informed of the status of all material matters relating to such COVID-19 Response.

7.13    Termination of Certain Agreements. Each Seller, the Company and Buyer hereby acknowledges and agrees that, effective and conditioned upon the Closing, other than the rights of the Sellers set forth in Sections 8.7 through 8.10, inclusive, 9.5 and 10.2(b) of the Company Operating Agreement (which shall survive the Closing and the termination or amendment and restatement of the Company Operating Agreement) or in this Agreement, the Sellers shall cease to have any rights or obligations with respect to the Company Operating Agreement. Each Seller and the Company hereby acknowledge and agree that, other than as set forth on Exhibit F, effective and conditioned upon the Closing, each of the Affiliate Agreements to which it is a party shall terminate and shall have no further force or effect and all obligations and liabilities thereunder shall be deemed to have been satisfied.

7.14    Tax Matters.

(a)    Following Closing, Buyer shall prepare, or cause to be prepared, (i) all Tax Returns of each Blocker Entity for all Pre-Closing Tax Periods (including a Straddle Period), (ii) all income Tax Returns of any Group Company that is a pass-through entity for federal income Tax purposes for all Pre-Closing Tax Periods, including Straddle Periods, and (iii) all Tax Returns of any Group Company with respect to a Pre-LBSD Tax Period, including an LBSD Straddle Period (collectively, the “Buyer Prepared Tax Returns”) not filed prior to Closing. The Buyer Prepared Tax Returns shall be prepared in a manner consistent with the historic practices of the applicable Purchased Entity, except as may be required by an applicable law and as described in the following sentence. Each Buyer Prepared Tax Return for a Straddle Period that is an income Tax Return for a pass-through entity shall (A) use the interim closing of the books method (with such interim closing occurring on the Closing Date) for allocating Tax items to reflect the varying interests in the Company during such Tax period, (B) include an election under Section 754 of the Code if such an election is not in effect for such Tax period, and (C) be prepared in a manner consistent with Section 7.14(d). Buyer shall (x) provide, or cause to be provided, to the Seller Representative for its review a draft of each Buyer Prepared Tax Return that is an income Tax Return not less than thirty (30) days prior to its due date, (y) provide the Seller Representative with such cooperation as the Seller Representative may reasonably request in connection with its review of any such drafts and (z) consider in good faith such reasonable changes consistent with this Section 7.14(a) that the Seller Representative may request.

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(b)    Following Closing, Buyer shall not, without the prior written consent of the Seller Representative, with such consent not to be unreasonably withheld, conditioned or delayed (it being understood that it would be unreasonable for consent to be withheld if such action would not be reasonably expected to result in any expense or liability (including, for this purpose, any requirement to file or amend a Tax Return that would not have to be filed or amended but for such action) of any Seller or holder of a direct or indirect interest in a Seller), (i) permit any Blocker Entity to file an amended Tax Return with respect to any Pre-Closing Tax Period, including a Straddle Period, (ii) permit any Blocker Entity to file, in respect of a Pre-Closing Tax Period, including a Straddle Period, a Tax Return in a jurisdiction where such Group Company did not file such a Tax Return for the immediately preceding Tax period, except as may be required as a result of the commencement of activities of a Purchased Entity in such jurisdiction in the taxable period in which the Closing Date occurs, (iii) permit any Group Company that is taxable as a partnership for U.S. federal income Tax purposes to file an amended income Tax Return with respect to any Pre-Closing Tax Period, including a Straddle Period, (iv) permit any Group Company that is a pass-through entity for U.S. federal income Tax purposes to file, in respect of a Pre-Closing Tax Period (including a Straddle Period), an income Tax Return in a jurisdiction where such Group Company did not file such a Tax Return for the immediately preceding Tax period, except as may be required as a result of the commencement of activities of a Purchased Entity in such jurisdiction in the taxable period in which the Closing Date occurs, (v) permit any Group Company to file an amended Tax Return with respect to any Pre-LBSD Tax Period, including an LBSD Straddle Period, (vi) permit any Group Company to file, in respect of a Pre-LBSD Tax Period (including an LBSD Straddle Period), a Tax Return in a jurisdiction where such Group Company did not file such a Tax Return for the immediately preceding Tax period, except as may be required as a result of the commencement of activities of a Purchased Entity in such jurisdiction in the taxable period in which the Latest Balance Sheet Date occurs, (vii) except as provided in Section 7.14(c)(i) or Section 7.19, make a Tax election that is to be effective for income Tax purposes for (A) any Blocker Entity, or any Group Company that is a pass-through entity for federal income Tax purposes, for any Pre-Closing Tax Period, including a Straddle Period, or (B) for any Group Company that is to be effective for income Tax purposes for any Pre-LBSD Tax Period, including an LBSD Straddle Period, or (viii) permit any Purchased Entity that is a pass-through entity for U.S. federal income Tax purposes, or that is a Blocker Entity to engage in any transactions on the Closing Date and after Closing that are outside the ordinary course of business, other than transactions provided for in this Agreement or pursuant to contractual obligations of such Purchased Entity that existed prior to the Closing.

(c)    Tax Contests.

(i)    Following Closing, Buyer shall provide the Seller Representative with notice of any audit or other inquiry or proceeding (i) with respect to any Tax Return of a Purchased Entity for a Pre-LBSD Tax Period, including an LBSD Straddle Period, any Tax Return of a Blocker Entity for a Pre-Closing Tax Period, including a Straddle Period, or any income Tax Return of a Group Company that is a pass-through entity for federal income Tax purposes for a Pre-Closing Tax Period, including a Straddle Period or (ii) which may give rise to an indemnification obligation of Sellers under this Agreement. In the case of any such audit or other inquiry or proceeding that may (i) result in the direct imposition of Tax liability on any Seller (or any direct or indirect holder of an interest in any Seller) or (ii) give rise to an indemnification obligation of Sellers under this Agreement

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other than with respect to the qualification of Middle Blocker for taxation as a REIT (each, a “Tax Proceeding”), in each case with respect to (1) a Blocker Entity with respect to a Tax period ending on or before the Closing Date, (2) a Group Company for a Tax period ending on or prior to the Latest Balance Sheet Date, or (3) income Tax matters of a Group Company that is a pass-through entity for federal income Tax purposes, the Seller Representative shall be entitled to control the defense of such Tax Proceeding, and Buyer shall cooperate with the Seller Representative and provide, and cause the Purchased Entities to provide, such assistance as the Seller Representative may reasonably request in connection with exercising such control. Where the Seller Representative controls a Tax Proceeding described above in this Section 7.14(c)(i), the Seller Representative shall permit Buyer, at Buyer’s expense, to participate in, but not control, such Tax Proceeding and shall not settle or compromise such Tax Proceeding without the prior written consent of Buyer, with such consent not to be unreasonably withheld, conditioned or delayed. In any Tax Proceeding that the Seller Representative controls under this Section 7.14 that relates to federal income Tax matters of a Purchased Entity taxable for the relevant tax period as a partnership for federal income tax purposes, the Seller Representative shall be appointed as the “partnership representative” (within the meaning of Section 6223(a) of the Code) of such Purchased Entity with respect to the relevant Tax period, and the Seller Representative shall appoint the designated individual of such Purchased Entity for such Tax period under the Treasury Regulations under Section 6223 of the Code. Unless otherwise agreed by Buyer and the Seller Representative in their sole discretions, the Seller Representative shall cause the relevant Purchased Entity to make any available elections under Sections 6221(b), 6225, or 6226 of the Code, first to avoid the imposition of any Tax on such Purchased Entity and second, if Tax is to be imposed on such Purchased Entity, to minimize the amount of such Tax. Each of Buyer and each Seller shall provide such cooperation and information as the Seller Representative may reasonably request in order to make such elections. Buyer shall control the defense of all Tax Proceedings not controlled by the Seller Representative under this Section 7.14 and all audits or other inquiries or proceedings give rise to an indemnification obligation of Sellers under this Agreement with respect to the qualification of Middle Blocker for taxation as a REIT (any such proceeding, and each Tax Proceeding not controlled by the Seller Representative under this Section 7.14, a “Buyer Controlled Tax Proceeding”). Buyer shall, with respect to any Buyer Controlled Tax Proceeding, permit the Seller Representative, at the Seller Representative’s expense, to participate in, but not control, such Tax Proceeding and shall not settle or compromise such Tax Proceeding without the prior written consent of the Seller Representative, with such consent not to be unreasonably withheld, conditioned or delayed. Unless otherwise agreed by Buyer and the Seller Representative in their sole discretions, Buyer shall, with respect to a Buyer Controlled Tax Proceeding, cause any Group Company that is taxable as a partnership for U.S. federal income Tax purposes to make any available elections under Sections 6221(b), 6225, or 6226 of the Code, first to avoid the imposition of any Tax on such Purchased Entity and second, if Tax is to be imposed on such Purchased Entity, to minimize the amount of such Tax. Each Seller shall provide such cooperation and information as Buyer may reasonably request in order to make such elections. Other than with respect to Tax Proceedings and Buyer Controlled Tax Proceedings described above, Buyer shall be entitled to exclusively control the conduct

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of any audit or other inquiry or proceeding with respect to any Purchased Entity, in its sole discretion.

(ii)    None of Buyer, the Seller Representative, or any Seller shall take any position in any audit or other inquiry or proceeding with respect to a Straddle Period of any Purchased Entity that is inconsistent with Section 7.14(d) as reflected on the federal income Tax Returns of the Company for the Tax year in which the Closing occurs.

(d)    Subchapter K.

(i)    For purposes of determining the income Tax consequences under Section 751 of the Code of the transfer of the Company Purchased Units provided for herein, the consideration (as determined for U.S. federal income tax purposes) hereunder shall be allocated for income tax purposes in a manner consistent with Buyer Parent’s past practice in filing, and causing to be filed, its and its Affiliates’ Tax Returns (including Tax Returns filed in respect of acquisitions similar to the transactions contemplated by this Agreement), except as may be required by a change in applicable Law.

(ii)    If and to the extent that Buyer funds any make-whole (or other similar) payments with respect to the retirement or prepayment of the Securitization Indebtedness or any of the Funded Indebtedness included under clauses (c), (f), (g) or (k) of the definition of Funded Indebtedness, each such payment shall be treated as an extraordinary item pursuant to Treasury Regulations Sections 1.706-4(e)(2)(ix) and 1.706-4(f) such that to the maximum extent permitted under Code Sections 704 and 706 any deductions with respect to such payment are allocated to Buyer. Each of Buyer and each Seller shall make any elections or take any other commercially reasonable action requested by Buyer in order to effect this Section 7.14(d)(ii).

(e)    Each party hereto agrees to provide cooperation as reasonably requested by any other party in connection with any Tax matters concerning the Company, the Blocker Entities or any of their Subsidiaries, with respect to any Pre-Closing Tax Period or Straddle Period, including assistance in connection with the preparation of any Tax Returns in accordance with this Section 7.14 or the conduct of any Tax Proceeding. The Company and Blocker Entities (and their respective Subsidiaries), Buyer, and the Sellers shall retain records and information reasonably relevant to such Tax matters. The cooperation contemplated by this Section 7.14 shall include the provision of records and information reasonably relevant to such Tax matters, provisions of powers of attorney or similar authorizations, or designations (including a designation to act as a “partnership representative” within the meaning of Section 6223 of the Code or to appoint a “designated individual” for purposes of Treasury Regulations under Section 6223 of the Code), in each case to the extent necessary to carry out the purposes of this Section 7.14, and making employees and agents available on a mutually convenient basis to provide reasonably relevant additional information (each upon Buyer’s or the Seller Representative’s request, as applicable).

(f)    To the extent actually received by a Group Company within eighteen (18) months of the Closing Date or where a Group Company was aware of the right to such refund as of the date that is eighteen (18) months after the Closing Date, Buyer shall pay or cause to be paid to the Seller Representative, for distribution to the Sellers, the amount of any Tax refunds (whether

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received in cash or as a credit against other liabilities) of any Group Company for any Pre-LBSD Tax Period, including, under the principles set forth in the definition of “Pre-LBSD Taxes”, the portions through the Latest Balance Sheet Date of any LBSD Straddle Period, other than any such refunds to the extent attributable to the application of a Tax item arising after the Latest Balance Sheet Date or to the extent such refund was taken into account in determining Unpaid Taxes, net of any reasonable costs incurred in obtaining such refund. To the extent actually received by a Group Company within eighteen (18) months of the Closing Date or in respect of a refund as to which a Group Company was aware of the right to such refund as of the date that is eighteen (18) months after the Closing Date, Buyer shall pay or cause to be paid to the Seller Representative (or to the Disbursement Agent if directed by the Seller Representative), for distribution to the Sellers, the amount of any Tax refunds (whether received in cash or as a credit against other liabilities) of any Blocker Entity for any Pre-Closing Tax Period, including, under the principles set forth in the definition of “Pre-Closing Taxes”, the portions through the Closing Date of any Straddle Period, other than any such refunds to the extent attributable to the application of a Tax item arising after the Closing Date or to the extent such refund was taken into account in determining and reduced Unpaid Taxes, net of any reasonable costs incurred in obtaining such refund. Buyer shall pay or cause to be paid to the Seller Representative, for distribution to the Sellers, the amount of any Tax refunds or credits (whether received in cash or as a credit against liabilities other than liabilities that would otherwise constitute Pre-Closing Taxes) of any Group Company as a result of any Tax payments attributable to the Australian Restructuring which had been treated as Pre-Closing Taxes and borne by the Sellers. Buyer shall pay or cause to be paid to the Seller Representative, for distribution to the Blocker Sellers, the amount of any Tax refunds or credits (whether received in cash or as a credit against liabilities other than liabilities that would otherwise constitute Blocker Pre-Closing Taxes) of any Blocker Entity as a result of any Tax payments, attributable to the Australian Restructuring which had been treated as Blocker Pre-Closing Taxes and borne by the Blocker Sellers. Notwithstanding anything else in this Section 7.14(f), no single refund item of less than Ten Thousand Dollars ($10,000) per annum shall be taken into account for purposes of this Section 7.14(f).

7.15    Third Party Consents. Except as otherwise set forth in this Agreement (including in Section 7.4), subject to the terms and conditions set forth herein, and to applicable legal requirements, during the Executory Period, Buyer and the Company shall cooperate and use their reasonable best efforts to obtain any consents from third parties that are necessary or desirable in connection with the transactions contemplated by this Agreement. Notwithstanding the foregoing or any other provision of this Agreement to the contrary (other than Section 7.4 with respect to the subject matter thereof), none of Buyer, the Sellers or the Group Companies or any of their respective Affiliates shall have any obligation to amend or modify any Material Contract or pay any fee to any third party for the purpose of obtaining any consent or waiver of any third party in connection with the Transaction. Without limiting the obligations of the Company pursuant to this Section 7.15 and the representations and warranties in Sections 3.5, 5.5 and 6.5, Buyer acknowledges and agrees that, except as contemplated by Section 8.2(d)(vi), obtaining consents or waivers from parties to contracts which any Purchased Entity is a party is not a condition to the consummation of the Transaction.

7.16    Financing Cooperation. During the Executory Period, the Company shall, and shall cause each other Group Company to (and the Blocker Sellers shall cause each Blocker Entity to), use its and their commercially reasonable efforts to cause its and their respective

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representatives to, at Buyer’s sole expense, provide Buyer such cooperation in connection with the arrangement of financing for the transactions contemplated by this Agreement and the marketing efforts in connection therewith, as may be reasonably requested by Buyer (provided that such requested cooperation is otherwise consistent with this Agreement and does not unreasonably interfere with the ongoing operations of the Group Companies) and as may be customary, including:

(a)    participating, and causing the Company’s senior management, officers and advisers with appropriate seniority and expertise to participate, in each case at mutually agreeable times and with reasonable advance notice, in a reasonable number of calls and virtual meetings (including customary one-on-one meetings with lenders or managers of any financing, and such members of senior management designated by the Company, in each case, by video conference), due diligence (including accounting due diligence) and virtual presentations to lead arrangers, bookrunners, underwriters or agents for, and prospective lenders, investors and purchasers of any such financing (collectively “Financing Sources”), in each case in connection with a financing for the transactions contemplated by this Agreement;

(b)    assisting with the preparation of customary confidential information memoranda, private placement memoranda, offering memoranda, registration statements, prospectuses, prospectus supplements and similar offering documents, customary rating agency presentations and customary lender and investor presentations, in each case, as reasonably requested by the Buyer and necessary and customary for financings of the type contemplated by and necessary to consummate the transactions contemplated by this Agreement (the “Offering Materials”);

(c)    as promptly as practicable after request therefor, furnishing to Buyer, and their respective representatives (i) all financial statements, financial data and other information regarding the Group Companies necessary to enable Buyer to produce (or cause to be produced) pro forma financial statements and other pro forma financial data and financial information (including pro forma adjustments relating to the transactions contemplated by this Agreement) as reasonably requested by Buyer and required to be delivered by any commitment letter or definitive agreements related to any financings in connection with the consummation of the Transaction and (ii) all other financial and operating information or other information regarding the Company and the Company Subsidiaries to be used in the preparation of the Offering Materials;

(d)    reasonably cooperating with Buyer with respect to its preparation of pro forma financial statements to be included in the Offering Materials, and providing access to audit work papers and assistance from key personnel from the Group Companies in relation to the Financial Statements;

(e)    (A) arranging for the Payoff Letters and facilitating and effecting the termination and release of any liens and security interests related to any Closing Date Funded Indebtedness to be paid off, discharged or terminated, including by arranging for, and obtaining and delivering customary evidence of, such termination and release, and (B) consenting to the use of the Company’s logos in connection with any financing for the transactions contemplated

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by this Agreement, provided, that such logos are used solely in a manner that is not intended to or is reasonably likely to harm or disparage the Company;

(f)    no less than four (4) Business Days prior to the Closing Date, furnishing to Buyer all documentation and information as is reasonably requested in writing by the Financing Sources at least ten (10) Business Days prior to the Closing Date about the Company and its Subsidiaries that the Financing Sources reasonably determine is required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including the USA PATRIOT Act, including, if the Company or any of its Subsidiaries qualifies as “legal entity customers” under the Beneficial Ownership Regulation, a Beneficial Ownership Certification; and

(g)    facilitating the execution and delivery, as of the Closing Date, of definitive financing documents, in each case related to a financing for the transactions contemplated by this Agreement, including any credit agreements, indentures, guarantees, pledge agreements, security agreements, mortgages, deeds of trust and other security documents or other certificates, documents and instruments relating to guarantees, the pledge of collateral and other matters ancillary to any financing for the transactions contemplated by this Agreement (including a certificate of the chief financial officer of the Company or any other Group Company with respect to solvency matters) as may be as may be required by the Financing Sources in order to consummate any financing for the transactions contemplated by this Agreement and otherwise reasonably facilitating the pledging of collateral related thereto.

No obligations of Company or any other Group Company or any of its or their respective officers, directors, employees and agents or other representatives under any certificate, document or instrument delivered pursuant to this Section 7.16 shall be required to be effective until the Closing (other than the customary authorization letter described above). In addition, notwithstanding anything to the contrary contained in this Agreement (including this Section 7.16), nothing in this Agreement (including this Section 7.16) shall require any such cooperation to the extent that it would (1) require the Company or any other Group Company or any of its or their respective officers, directors, employees and agents or other representatives, as applicable, to waive or amend any terms of this Agreement or agree to pay any commitment or other fees or reimburse any expenses prior to the Closing, or provide any security or incur any liability or give any indemnities or otherwise commit to take any action that is not contingent upon the Closing, (2) require the Company or any other Group Company to enter into or approve, prior to the Closing, any financing or purchase agreement for a financing for the transactions contemplated by this Agreement, (3) require the Company or any other Group Company or any of its or their respective officers, directors, employees and agents or other representatives, as applicable, to take or permit the taking of any action that would reasonably be expected to conflict with, result in any violation or breach of, or default (with or without lapse of time, or both) under, the Governing Documents of any Group Company, or any applicable law or material contracts of any Group Company, (4) require the Company or any other Group Company to pass resolutions or consents or approve or authorize the execution of any financing or any applicable definitive financing documents, (5) require the Company or any other Group Company or any of its or their respective officers, directors, employees and agents or other representatives, as applicable, to provide any cooperation that, in the opinion of Company, would unreasonably interfere with the ongoing operations of the Company or any other Group Company, or (6) require the Company or any other Group Company

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or any of its or their respective officers, directors, employees and agents or other representatives, as applicable, to disclose any information which is legally privileged. Buyer shall, promptly upon the request of the Company, reimburse Company or any other applicable Group Company for all documented out-of-pocket costs reasonably incurred by the Company or any other applicable Group Company in connection with fulfilling its obligations pursuant to this Section 7.16 (including reasonable attorneys’ fees). For the avoidance of any doubt, no such out-of-pocket costs shall constitute Transaction Costs. Buyer shall indemnify and hold harmless the Sellers, the Company and each other Group Company (and their respective officers, directors, employees and agents or other representatives) from and against any and all Losses actually suffered or incurred by them in connection with any financing (including the arrangement thereof) and any information used in connection therewith (other than to the extent such Losses arose out of a material breach of this Agreement by the Sellers, the Company or any of its Subsidiaries or any of their respective officers, employees and representatives), and the foregoing obligations of reimbursement and indemnification shall survive termination of this Agreement. Buyer acknowledges that the information being provided to it in connection with any applicable financing is subject to the terms of the Confidentiality Agreement; provided, that (i) the Buyer may disclose such information to any financing sources that are subject to a customary confidentiality undertaking and (ii) to the extent that the financing sources are public side investors, then Buyer may disclose such information as is customary for such type of financing; provided further, that in no event shall any such disclosure include any proprietary information or other information that would be materially injurious to the Group Companies. In no event shall any of the Sellers, the Company, any other Group Company or any of its or their respective officers, directors, employees and agents or other representatives, as applicable, be in breach of this Agreement because of the failure by the Company or any other Group Company to deliver, after use of its commercially reasonable efforts to do so, any financial or other information that is not currently readily available to the Company or any other Group Company on the date hereof or is not otherwise prepared in the ordinary course of its business at the time requested by Buyer or for failure to obtain, after use of its commercially reasonable efforts to do so, any review of any financial or other information by its accountants. Notwithstanding anything to the contrary contained herein, it is understood and agreed that the obligations of the Company and the other Group Companies under this Section 7.16 shall be deemed to be satisfied unless and solely to the extent that any financing for the transactions contemplated by this Agreement has not been obtained as the sole result of the Company’s willful material breach of its obligations under this Section 7.16.

7.17    Further Assurances. From time to time following the Closing, as and when reasonably requested by any party hereto and at such requesting party’s sole cost and expense, any other party shall execute and deliver, or cause to be executed and delivered, all such documents and instruments and shall take, or cause to be taken, all such further or other actions as such requesting party may reasonably deem necessary or desirable to evidence and effectuate the transactions contemplated by this Agreement and any Ancillary Agreement.

7.18    Section 280G. Prior to the Closing, the Company shall use commercially reasonable efforts to (a) obtain from each Person, if any, who could receive any payments and/or benefits that may be subject to an excise tax under Section 4999 of the Code or non-deductible under Section 280G of the Code in connection with the consummation of the transactions contemplated by this Agreement (without regard to Treasury Regulations Section 1.280G-1, Q&A 9), whether alone or together with any other event (a “Potential 280G Benefit”) a duly

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executed wavier with respect to any payments and/or benefits, if any, that may separately or in the aggregate constitute “parachute payments” within the meaning of Section 280G(b)(2) of the Code and the regulations promulgated thereunder) (each, a “280G Waiver”), and (b) submit to the shareholders of the Company for approval in a manner that complies with Section 280G(b)(5)(B) of the Code the Potential 280G Benefits, such that, if approved by the shareholders of the Company, such payments and benefits shall not be deemed to be “parachute payments” under Section 280G(b)(2) of the Code and the regulations thereunder, and, if applicable, the Company shall deliver to Buyer evidence reasonably satisfactory to Buyer that (i) approval of the shareholders of the Company was solicited in conformance with Section 280G and the regulations promulgated thereunder, and, if applicable, the requisite shareholders’ approval was obtained with respect to any payments and/or benefits that were subject to the shareholders’ approval (the “280G Approval”), or (ii) the 280G Approval was not obtained and as a consequence that such “parachute payments” shall not be made or provided, pursuant to the applicable 280G Waivers which were executed by the affected individuals prior to the Closing Date. At least seven (7) Business Days prior to the date the Company submits the Potential 280G Benefits to the shareholders of the Company, the Company will provide to Buyer a draft of all documents and calculations of the parachute payments contemplated in this Section 7.18. The Company will consider in good faith all reasonable comments that are made by Buyer or its representatives.

7.19    REIT Matters.

(a)    Cooperation as to REIT Status. The Company and the Blocker Sellers shall reasonably cooperate with the Buyer to ensure that any transactions contemplated by this Agreement (including the Australian Restructuring described in Section 2.5) do not adversely affect Buyer Parent’s or Middle Blocker Entity’s ongoing qualification as a REIT under the Code. Without limiting the foregoing, the Company and the Blocker Sellers shall use commercially reasonable efforts to (i) in respect of any transaction contemplated by this Agreement that does not directly involve Buyer, (A) keep Buyer apprised of the details of such transaction, (B) permit the Buyer to review and comment on any operative documents related to such transaction, (C) make any changes to such operative documents or any transaction structure as Buyer reasonably recommends, it being understood that it shall not be unreasonable to fail to make any change requested by Buyer if such request would materially alter the economics of such transaction, and (D) cause the Middle Blocker Entity and each entity in which the Company holds a direct or indirect interest (whether not such entity is a Group Company and whether or not such entity is controlled by any Group Company) to timely make and maintain such elections as Buyer reasonably recommends (including elections that may be made jointly with Buyer Parent) in connection with maintaining the qualification as a REIT of Buyer Parent or Middle Blocker Entity, and (ii) inform Buyer of any securities (whether debt or equity and whether or not in connection with the any transaction described in clause (i)) acquired by any Group Company during the Executory Period.

(b)    REIT Opinion. The Blocker Sellers shall use commercially reasonable efforts to deliver to Buyer at Closing an opinion of nationally recognized tax counsel experienced in matters relating to REITs, addressed to the Middle Blocker Entity, on which such Buyer is expressly permitted to rely, substantially to the effect that, commencing with its initial taxable year, Middle Blocker Entity has been organized and operated in conformity with the requirements for qualification and taxation as a REIT under the Code, and its actual method of operation has

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enabled it to meet, and its proposed method of operation will enable it to meet, the requirements for qualification and taxation as a REIT under the Code for the taxable year that includes the Closing, and subsequent taxable years. Such opinion and the related officers’ certificates, shareholder representations and other similar items shall be customary in form and substance and otherwise reasonably satisfactory to Buyer. Notwithstanding the foregoing, the delivery of such opinion shall not be a condition to Buyer’s obligation to consummate the Transaction, and the failure to deliver such opinion shall not give rise to Buyer’s right to terminate this Agreement.

(c)    Middle Blocker Entity REIT Maintenance. During the Executory Period, the Company shall and shall cause each other Group Company to (and the Blocker Sellers shall cause each Blocker Entity to) not take any action, or fail to take any action, which action or failure would reasonably be expected to (A) cause Middle Blocker Entity to fail to qualify for taxation as a REIT, (B) cause Middle Blocker Entity to become subject to income or excise Taxes under Sections 856, 857, 860 and 4981 of the Code (and similar provisions of state or local Tax law) for any period or portion thereof ending on or prior to the Closing Date, (C) fail to preserve any Group Company’s status (or Bottom Blocker Entity’s status) as a partnership or disregarded entity for U.S. federal income Tax purposes (for the avoidance of doubt, it shall not be a breach of this clause (C) if an entity’s status for federal income Tax purposes changes from a partnership to a disregarded entity) or (D) fail to preserve any Group Company’s status as a taxable REIT subsidiary (as defined in Section 856(l) of the Code); provided, however, if an action described in this Section 7.19(c) would be otherwise prohibited by Section 7.1(a), the Company shall (X) as promptly as practicable notify Buyer, (Y) use commercially reasonable efforts to permit Buyer to review and comment on such action, and (Z) take such action, in which case the action will not be treated as a breach of Section 7.1(a).

ARTICLE VIII

CONDITIONS TO CONSUMMATION OF THE TRANSACTION

8.1    Conditions to the Obligations of the Sellers, the Company and Buyer. The obligations of the Sellers, the Company and Buyer to consummate the Transaction are subject to the satisfaction (or, if permitted by applicable law, waiver by the party for whose benefit such condition exists) of the following conditions:

(a)    as of the Closing neither the DOJ nor the FTC has opened and not yet closed, or, to the knowledge the Sellers, Company, or Buyer, has a present intention to open, an investigation relating to the Transaction;

(b)    no statute, rule, regulation, executive order, decree, permanent restraining order, permanent injunction or other order issued by any court of competent jurisdiction or other Governmental Entity or other legal restraint or prohibition preventing the consummation of the Transaction shall have been enacted; and

(c)    subject to Section 2.5, the first to occur of the following events:

(i)    Buyer shall have received a written notice under the Foreign Acquisitions and Takeovers Act 1975 (Cth), by or on behalf of the Treasurer of the Commonwealth of Australia, to the effect that the Commonwealth Government does not object to the

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Transaction either unconditionally or subject to conditions that are acceptable to Buyer (acting reasonably and without delay);

(ii)    the Treasurer of the Commonwealth of Australia ceases to have the power to make an order or decision contemplated by section 77(2) or (3) of the Foreign Acquisitions and Takeovers Act 1975 (Cth) in relation to the Transaction; and

(iii)    no aspect of the Transaction is a “significant action” and a “notifiable action” under the Foreign Acquisitions and Takeovers Act 1975 (Cth).

8.2    Other Conditions to the Obligations of Buyer. The obligations of Buyer to consummate the Transaction are subject to the satisfaction or, if permitted by applicable law, waiver in writing by Buyer of the following further conditions:

(a)    (i) the representations and warranties of (A) the Company set forth in ARTICLE III (other than the Fundamental Representations, except Section 3.16 (Brokerage)), (B) the Company Sellers set forth in ARTICLE V (other than the Fundamental Representations, except Section 5.4 (Brokerage)) and (C) the Blocker Sellers set forth in ARTICLE VI (other than the Fundamental Representations, except Section 6.4 (Brokerage)) shall be true and correct in all respects at and as of the Closing Date as though made on and as of the Closing Date, except (x) to the extent such representations and warranties are made as of a specified date, in which case the same shall have been true and correct as of the specified date and (y) to the extent that the facts, events and circumstances that cause the representations and warranties set forth in ARTICLE III, ARTICLE V or ARTICLE VI to not be true and correct as of such dates have not had and would not reasonably be expected to have a Company Material Adverse Effect (provided that for the purposes of the foregoing clause (i), qualifications as to materiality and Company Material Adverse Effect contained in such representations and warranties shall not be given effect other than those set forth in Section 3.4(c)) and (ii) the Fundamental Representations shall, in each case, be true and correct in all respects (other than de minimis exceptions with respect to the representations set forth in Section 3.2) at and as of the Closing Date as though made on and as of the Closing Date, except to the extent such representations and warranties are made as of a specified date, in which case the same shall have been true and correct (other than de minimis exceptions with respect to the representations set forth in Section 3.2) as of the specified date;

(b)    the Company and the Sellers shall have performed and complied in all material respects with all covenants required to be performed or complied with by the Company and the Sellers under this Agreement on or prior to the Closing Date;

(c)    since the date of this Agreement, no Company Material Adverse Effect shall have occurred;

(d)    prior to or at the Closing, the Company shall have delivered (or caused to be delivered) to Buyer the following Closing documents:

(i)    duly executed assignments (in customary form and substance reasonably acceptable to Buyer, but not containing any representations, warranties or covenants) of all of the uncertificated Company Purchased Units;

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(ii)    a certificate, in form and substance reasonably acceptable to Buyer, of an authorized officer of the Company, dated as of the Closing Date, to the effect that the conditions specified in Sections 8.2(a)(i)(A), 8.2(a)(ii)(A), 8.2(b) and 8.2(c) are satisfied, as applicable to the Company;

(iii)    a certificate, in form and substance reasonably acceptable to Buyer, of the Seller Representative (on behalf of the Company Sellers), dated as of the Closing Date, to the effect that the conditions specified in Sections 8.2(a)(i)(B), 8.2(a)(ii), and 8.2(b) are satisfied, as applicable to the Company Sellers;

(iv)    a copy of the resolutions of the Company’s board of managers authorizing the execution and delivery of the Agreement and the consummation of the Transaction;

(v)    written resignations, or other evidence of removal, in form and substance reasonably acceptable to Buyer, of (A) each of the managers of the Company and (B) those officers of the Group Companies designated by Buyer at least ten (10) Business Days prior to the Closing Date;

(vi)    all authorizations, consents or approvals set forth on Schedule 8.2(d)(vi); and

(vii)    an IRS Form W-9 from each Seller; provided, however, that a failure by any Seller to so provide an IRS Form W-9, shall not be treated as a failure of a condition to Buyer’s obligation to close and instead Buyer’s sole recourse shall be to withhold as required by applicable law in connection with such failure;

(e)    prior to or at the Closing, the Blocker Sellers shall have delivered (or caused to be delivered) to Buyer the following Closing documents:

(i)    duly executed assignments (in customary form and not containing any representations, warranties or covenants) of all of the uncertificated Blocker Purchased Units;

(ii)    a certificate, in form and substance reasonably acceptable to Buyer, of an authorized officer of each Blocker Seller, dated as of the Closing Date, to the effect that the conditions specified in Sections 8.2(a)(i)(C), 8.2(a)(ii), 8.2(b) and 8.2(j) are satisfied, as applicable to each Blocker Seller; and

(iii)    written resignations, or other evidence of removal, in form and substance reasonably acceptable to Buyer, of each of the managers and officers of the Blocker Entities;

(f)    the Escrow Agreement shall have been executed by the Seller Representative (on behalf of the Sellers) and the Escrow Agent;

(g)    the Closing Date Tower Cash Flow shall comprise at least ninety percent (90%) of the Base Tower Cash Flow;

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(h)    the Disbursement Agreement shall have been executed by the Seller Representative (on behalf of the Sellers) and the Disbursement Agent;

(i)    the Company shall have received and provided Buyer (i) with respect to each holder of Closing Date Funded Indebtedness to be paid off at Closing as set forth in Section 2.3(c) (for the avoidance of doubt, the Securitization Indebtedness will not be paid off at Closing), copies of customary pay-off letters (“Payoff Letters”) from each such holder of such Closing Date Funded Indebtedness which letter (A) specifies the aggregate amount required to be paid in full to fully satisfy such Funded Indebtedness and (B) provides for the full and unconditional release of (x) any and all guarantees in respect of such Funded Indebtedness and (y) pursuant to UCC-3’s or otherwise, of all Liens on the assets of the Group Companies securing such Closing Date Funded Indebtedness and (ii) a Release of Security Interest in Trademarks which provides for the termination and release of any security interest that has been recorded with the United States Patent and Trademark Office but for which no release has been recorded and the Company or its designee shall record such Release of Security Interest in Trademarks with the United States Patent and Trademark Office upon repayment of the Closing Date Funded Indebtedness payable to Goldman Sachs Specialty Lending Group, L.P. (subject in each case only to delivery of funds as arranged by Buyer); and

(j)    the Minority Interests shall have been redeemed or repurchased prior to or effective as of the Closing without any further liability to any Group Company in respect of the Minority Interests (other than as set forth in this Agreement or in the Redemption Agreements).

8.3    Other Conditions to the Obligations of the Sellers and the Company. The obligations of the Sellers and the Company to consummate the Transaction are subject to the satisfaction or, if permitted by applicable law, waiver in writing by the Company and the Seller Representative of the following further conditions:

(a)    the representations and warranties of Buyer set forth in ARTICLE IV shall be true and correct as of the Closing Date as though made on and as of the Closing Date (except to the extent such representations and warranties are made as of a specified date, in which case the same shall have been true and correct in all material respects as of the specified date), except as, individually or in the aggregate, would not reasonably be expected to have a material adverse effect on Buyer’s ability to consummate the Transaction;

(b)    Buyer shall have performed and complied in all material respects with all covenants required to be performed or complied with by it under this Agreement on or prior to the Closing Date; and

(c)    prior to or at the Closing, Buyer shall have delivered to the Company the following Closing documents:

(i)    a certificate, in form and substance reasonably acceptable to the Company, of an authorized officer of Buyer, dated the Closing Date, to the effect that the conditions specified in Sections 8.3(a) and 8.3(b) have been satisfied; and

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(ii)    a copy of the resolutions of Buyer’s board of directors (or other governing body), authorizing the execution and delivery of the Agreement and the consummation of the Transaction, in form and substance reasonably acceptable to the Company;

(d)    the Escrow Agreement shall have been executed by Buyer and the Escrow Agent; and

(e)    Buyer shall have made the payments required by Section 2.3.

8.4    Frustration of Closing Conditions. No party hereto may rely on the failure of any condition set forth in this ARTICLE VIII to be satisfied if such failure was caused by such party’s failure to comply with any provision of this Agreement.

ARTICLE IX

TERMINATION; AMENDMENT; WAIVER

9.1    Termination. This Agreement may be terminated and the Transaction may be abandoned at any time prior to the Closing:

(a)    by mutual written consent of Buyer and the Company;

(b)    by Buyer, if (i) any of the representations or warranties of the Company set forth in ARTICLE III, any of the representations or warranties of the Company Sellers set forth in ARTICLE V or any of the representations or warranties of the Blocker Sellers set forth in ARTICLE VI shall not be true and correct such that the condition to Closing set forth in Section 8.2(a) would not be satisfied and the inaccuracy or inaccuracies causing such representations or warranties not to be true and correct, if capable of being cured, is not cured within thirty (30) days after written notice thereof is delivered to the Company, or (ii) a covenant of the Company set forth in this Agreement is breached such that the condition to Closing set forth in Section 8.2(b) would not be satisfied and such breach, if capable of being cured, is not cured within thirty (30) days after written notice thereof is delivered to the Company; provided that Buyer shall not have the right to terminate this Agreement pursuant to this Section 9.1(b) if Buyer is then in material violation or breach of any of its covenants, obligations, representations or warranties set forth in this Agreement;

(c)    by the Company or the Seller Representative, if (i) any of the representations or warranties of Buyer set forth in ARTICLE IV shall not be true and correct such that the condition to Closing set forth in Section 8.3(a) would not be satisfied and the inaccuracy or inaccuracies causing such representations or warranties not to be true and correct, if capable of being cured, is not cured within thirty (30) days after written notice thereof is delivered to Buyer, or (ii) a covenant of Buyer set forth in this Agreement is breached such that the condition to Closing set forth in Section 8.3(b) would not be satisfied and such breach, if capable of being cured, is not cured within thirty (30) days after written notice thereof is delivered to Buyer; provided, that neither the Company nor the Seller Representative shall have the right to terminate this Agreement pursuant to this Section 9.1(c) if the Company or any Seller is then in material violation or breach of any of its covenants, obligations, representations or warranties set forth in this Agreement;

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(d)    by Buyer, if the Transaction shall not have been consummated on or prior to February 3, 2021, unless the failure to consummate the Transaction is the result of a breach by Buyer of its representations, warranties, obligations or covenants under this Agreement such that the condition to Closing set forth in Section 8.3(a) or Section 8.3(b), as applicable, would not be satisfied;

(e)    by the Company or the Seller Representative, if the Transaction shall not have been consummated on or prior to December 31, 2020, unless the failure to consummate the Transaction is the result of a breach by either the Company or any of the Sellers of its respective representations, warranties, obligations or covenants under this Agreement such that the condition to Closing set forth in Section 8.2(a) or Section 8.2(b), as applicable, would not be satisfied; or

(f)    by any of Buyer, the Seller Representative, or the Company, if (i) any Governmental Entity shall have issued an order or taken any other action permanently enjoining, restraining or otherwise prohibiting the Transaction and such order, or other action shall have become final and nonappealable or (ii) a law shall be in effect that makes consummation of the Transaction illegal or otherwise prohibited; provided that in the case of each of (i) and (ii), the party hereto seeking to terminate this Agreement pursuant to this Section 9.1(f) shall have used reasonable best efforts to remove such order or appeal such law, and such order or law shall not have been principally caused by or enacted in direct response to the breach by such party of its covenants or agreements under this Agreement; provided, further, that in the event the Seller Representative or the Company seek to terminate this agreement pursuant to this Section 9.1(f), such order or law shall not have been principally caused by or enacted in direct response to a breach by either the Company or any of the Sellers of its covenants or agreements under this Agreement.

9.2    Notice of Termination. Any party desiring to terminate this Agreement pursuant to Section 9.1 shall give written notice of such termination to the other parties to this Agreement setting forth a brief description of the basis on which it is terminating this Agreement.

9.3    Effect of Termination. In the event of the valid termination of this Agreement pursuant to Section 9.1, this entire Agreement shall forthwith become void and of no further force and effect (and there shall be no liability or obligation on the part of Buyer, the Sellers, the Purchased Entities, or their respective Affiliates or their or their Affiliates’ officers, directors, employees, managers, equityholders or agents) with the exception of (a) the provisions of this Section 9.3, ARTICLE I, ARTICLE XI, Section 9.1, Section 7.3(b), the third sentence of Section 7.4(a) and the last paragraph of Section 7.16 (and any other covenant set forth in this Agreement that by its express terms survives the termination of this Agreement) and (b) any liability of any party hereto for any willful and intentional breach of this Agreement (which, for the avoidance of doubt, shall be deemed to include any failure by Buyer to consummate the Transaction if it is obligated to do so hereunder) prior to such termination. For purposes of this Agreement, “willful and intentional breach” shall mean with respect to any breaches or failures to perform any of the covenants or other agreements contained in this Agreement, a material breach that is a consequence of an act or failure to act undertaken by the breaching Person with actual or constructive knowledge (which shall be deemed to include knowledge of facts that a Person acting reasonably should have known, based on reasonable due inquiry) that such Person’s act or failure to act would, or would reasonably be expected to, result in or constitute a breach of this Agreement.

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ARTICLE X

SURVIVAL OF REPRESENTATIONS, WARRANTIES AND COVENANTS;

INDEMNIFICATION; RELEASE

10.1    Survival of Representations, Warranties and Covenants.

(a)    The representations and warranties of the Sellers, the Company and Buyer contained in this Agreement (or in any Closing Certificate) will survive the Closing until the one (1) year anniversary of the Closing Date; provided, however, that the Fundamental Representations and the representations and warranties set forth in Section 3.15 (subject to the last paragraph thereof), Section 6.7 (subject to the last paragraph thereof), Sections 4.1 and 4.4 will survive the Closing until the eighteen (18) month anniversary of the Closing Date; provided, further, that any representation, warranty that would otherwise terminate will continue to survive if a notice of a claim shall have been given under this ARTICLE X on or prior to the date on which it otherwise would terminate, until the related claim for indemnification has been satisfied or otherwise resolved as provided in this ARTICLE X. Except as otherwise expressly provided in this Agreement, for purposes of claims for indemnification under this ARTICLE X, each covenant hereunder to be performed at or prior to the Closing shall survive until the one (1) year anniversary of the Closing Date, and each covenant hereunder to be performed (in whole or in part) following the Closing shall survive in accordance with its terms until the later of full performance thereof or the applicable statute of limitations.

(b)    The information set forth in the disclosure Schedules is not intended to be, and it shall not be construed as, a representation or warranty independent of the representations and warranties set forth in this Agreement. No Party’s rights hereunder (including rights under this ARTICLE X) shall be affected by any investigation conducted by or any knowledge acquired (or capable of being acquired) by such Party at any time, whether before or after the execution or delivery of this Agreement or the Closing or by the waiver of any condition to Closing.

10.2    Indemnification of Buyer.

(a)    If the Closing occurs, subject to the limitations set forth in this ARTICLE X, the Sellers and, solely with respect to Sections 10.2(a)(i)-10.2(a)(v), the Minority Interest Holders, shall indemnify and hold harmless Buyer, its Affiliates and their respective successors and the respective shareholders, officers, directors, employees and agents of each such indemnified Person (collectively, the “Buyer Indemnified Parties”) from and against any and all Losses that may be asserted against or paid, sustained, suffered or incurred by any Buyer Indemnified Party (whether or not due to third party claims) that arise out of or result from (without duplication):

(i)    any breach of, as of the date of this Agreement or the Closing Date, any representation and warranty made by the Company in this Agreement or in any Closing Certificate;

(ii)    any failure by the Group Companies to duly and timely perform or fulfill any of their covenants or agreements required to be performed prior to the Closing by the Group Companies under this Agreement;

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(iii)    any inaccuracies contained in the Closing Statement relating to the calculation of the Purchase Price (other than with respect to Unpaid Taxes) that, at Closing and in the aggregate, would have resulted in a lower Purchase Price than was paid at Closing; provided, that the Buyer Indemnified Parties notify the Seller Representative of any such claim under this Section 10.2(a)(iii) prior to the date which is the twelve (12) month anniversary of the Closing Date;

(iv)    any Pre-Closing Taxes to the extent not otherwise taken into account in the determination of the Purchase Price at Closing; provided, that the Buyer Indemnified Parties notify the Seller Representative of any such claim under this Section 10.2(a)(iv) prior to the date which is the eighteen (18) month anniversary of the Closing Date;

(v)    any claim by a Seller with respect to the allocation and distribution of the Purchase Price among the Sellers (or by any Person with respect to any repurchase or redemption of any equity interests by any Group Company that has occurred since January 1, 2020);

(vi)    the matter set forth on Schedule 10.2(a)(vi); provided, that indemnifiable Losses under this clause (vi) shall be limited to direct out-of-pocket costs and expenses incurred by the Buyer Indemnified Parties; provided, further, that the Buyer Indemnified Parties notify the Seller Representative of any such claim under this Section 10.2(a)(vi) prior to the date which is the one (1) year anniversary of the Closing Date; and

(vii)    any breach by the Australian Buyer of its obligations under the Australian Note.

(b)    If the Closing occurs, subject to the limitations set forth in this ARTICLE X, each Company Seller (on behalf of itself only) shall indemnify and hold harmless the Buyer Indemnified Parties from and against any and all Losses paid, sustained, suffered or incurred by any Buyer Indemnified Party (whether or not due to third party claims) that arise out of or result from (without duplication):

(i)    any breach of, as of the date of this Agreement or the Closing Date, any representation and warranty made by such Company Seller in this Agreement or on such Company Seller’s behalf in any Closing Certificate solely in respect of such Company Seller’s representations and warranties; and

(ii)    any failure by such Company Seller to duly and timely perform or fulfill any of its covenants or agreements required to be performed by such Company Seller under this Agreement.

(c)    If the Closing occurs, subject to the limitations set forth in this ARTICLE X, each Blocker Seller (jointly and severally) shall indemnify and hold harmless the Buyer Indemnified Parties from and against any and all Losses paid, sustained, suffered or incurred by any Buyer Indemnified Party (whether or not due to third party claims) that arise out of or result from (without duplication):

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(i)    any breach of, as of the date of this Agreement or the Closing Date, any representation and warranty made by any Blocker Seller in this Agreement or in any Closing Certificate;

(ii)    any failure by any Blocker Seller to duly and timely perform or fulfill any of its covenants or agreements required to be performed by a Blocker Seller under this Agreement; and

(iii)    any Blocker Pre-Closing Taxes to the extent not otherwise taken into account in the determination of the Purchase Price at Closing; provided, that the Buyer Indemnified Parties notify the Seller Representative of any such claim under this Section 10.2(c)(iii) prior to the date which is the eighteen (18) month anniversary of the Closing Date.

(d)    Any liability (i) of the Sellers and Minority Interest Holders under Section 10.2(a) (other than Sections 10.2(a)(vi) and 10.2(a)(vii)) shall be solely on a several, and not joint, basis in accordance with the Sellers’ and Minority Interest Holders’ initial allocation of the Indemnification Escrow Account set forth in the Closing Statement and (ii) of the Sellers under Sections 10.2(a)(vi) and 10.2(a)(vii) shall be solely on a several, and not joint, basis in accordance with the Sellers’ initial allocation of the Australia Escrow Account and PO Escrow Amount set forth in the Closing Statement; provided, that the Sellers shall be jointly and severally liable with respect to the indemnity obligations under Section 10.2(a)(v). No Company Seller shall have any liability or responsibility in respect of any other Company Seller’s or any Blocker Seller’s, and no Blocker Seller shall have any liability or responsibility in respect of any Company Seller’s, representations, warranties or covenants; provided, that, with respect to any failure to duly and timely perform or fulfill any covenant that is required to be fulfilled by the Sellers as a group, the Sellers shall be liable under this ARTICLE X in proportion (as between each other) to the relative amount of the Purchase Price received (or treated as having been received in accordance with Section 2.4) by the Sellers. No Minority Interest Holder shall have any liability or responsibility in respect of Sections 10.2(a)(vi), 10.2(a)(vii), 10.2(b) or 10.2(c).

10.3    Indemnification of the Sellers. If the Closing occurs, subject to the limitations set forth in this ARTICLE X, Buyer shall indemnify and hold harmless the Sellers, their Affiliates and their respective successors and the respective shareholders, officers, directors, employees and agents of each such indemnified Person (collectively the “Seller Indemnified Parties”) from and against any and all Losses paid, sustained, suffered or incurred by any Seller Indemnified Party (whether or not due to third party claims) that arise out of or result from (without duplication) (a) any breach of, as of the date of this Agreement or the Closing Date, any representation or warranty made by Buyer in this Agreement or in any Closing Certificate or (b) any failure by Buyer to duly and timely perform or fulfill any of its covenants or agreements required to be performed by Buyer under this Agreement or by the Group Companies to duly and timely perform or fulfill any of their covenants or agreements required to be performed under this Agreement by the Group Companies following the Closing.

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10.4    Limitations; Calculation of Losses.

(a)

(i)    No amounts of indemnity shall be payable as a result of any claim arising under Section 10.2(a)(i) or 10.2(a)(ii) with respect to any single claim or series of related claims unless and until the Losses from such single claim or series of related claims exceed $50,000.

(ii)    No amounts of indemnity shall be payable as a result of any claim arising under Section 10.2(a)(i) unless and until the Buyer Indemnified Parties have suffered, incurred, sustained or become subject to indemnifiable Losses referred to in those clauses in excess of $35,000,000 in the aggregate (in which case the Sellers and Minority Interest Holders, severally and not jointly, will be required to indemnify and hold harmless the Buyer Indemnified Parties only for any such Losses in excess of such amount, subject to the other limitations set forth in this ARTICLE X).

(iii)    No amounts of indemnity shall be payable by a Seller as a result of any claim arising under Section 10.2(b)(i) or 10.2(c)(i), as applicable, with respect to such Seller unless and until the Buyer Indemnified Parties have suffered, incurred, sustained or become subject to indemnifiable Losses referred to in such applicable clause with respect to such Seller in excess in the aggregate of 1.33% of the portion of the Purchase Price actually received (or treated as having been received in accordance with Section 2.4) by such Seller (in which case such Seller will be required to indemnify and hold harmless the Buyer Indemnified Parties only for any such Losses in excess of such amount, subject to the other limitations set forth in this ARTICLE X).

(iv)    The maximum liability of the Sellers and Minority Interest Holders under Sections 10.2(a)(i) shall not exceed $140,000,000 in the aggregate and the maximum liability of any Seller under Section 10.2(b) or under 10.2(c)(i) and 10.2(c)(ii), as applicable, with respect to such Seller shall not exceed 5.31% of the portion of the Purchase Price actually received (or treated as having been received in accordance with Section 2.4) by such Seller.

(v)    The maximum liability of the Sellers under Section 10.2(a)(vii) shall not exceed $40,000,000 in the aggregate. The Australia Escrow Amount remaining at any given time in the Australia Escrow Account, first, and the Indemnity Escrow Amount remaining at any given time in the Indemnity Escrow Account, thereafter, shall be the sole recovery with respect to any claims for indemnification by or on behalf of the Buyer Indemnified Parties pursuant to Section 10.2(a)(vii).

(vi)    Other than in respect of a breach of the Fundamental Representations or the representations and warranties of the Company contained in Section 3.4(b), the Indemnity Escrow Amount remaining at any given time in the Indemnity Escrow Account shall be the sole source of recovery with respect to any claims for indemnification by or on behalf of the Buyer Indemnified Parties pursuant to Section 10.2(a)(i) (and (A) the applicable Seller’s remaining allocable share of the Indemnity Escrow Amount remaining at any given

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time in the Indemnity Escrow Account shall be the sole source of recovery with respect to any claims for indemnification by or on behalf of the Buyer Indemnified Parties pursuant to Section 10.2(b) or 10.2(c)(i) and 10.2(c)(ii), as applicable, with respect to such Seller or (B) the applicable Minority Interest Holder’s remaining allocable share of the Indemnity Escrow Amount remaining at any given time in the Indemnity Escrow Account shall be the sole source of recovery with respect to any claims for indemnification by or on behalf of the Buyer Indemnified Parties with respect to such Minority Interest Holder’s indemnification obligations under its applicable Redemption Agreements).

(vii)    Notwithstanding the foregoing, the limitations on liability contained in this Section 10.4(a) shall not apply to any claim for indemnity based on any of the Fundamental Representations, under Section 10.2(a)(ii) (other than as set forth in Section 10.4(a)(i)), Section 10.2(a)(iii) (other than with respect to Unpaid Taxes), 10.2(a)(iv), 10.2(a)(v), 10.2(a)(vi) (other than with respect to the Minority Interest Holders, who have no liability thereunder), Section 10.2(a)(vii) (other than as set forth in Section 10.4(a)(v)) or 10.2(c)(iii), or the representations and warranties of the Company contained in Section 3.4(b); provided, that in all events (A) the aggregate liability of the Sellers under this ARTICLE X shall in no event exceed the Purchase Price, (B) the aggregate liability of each Seller under this ARTICLE X shall in no event exceed the portion of the Purchase Price actually received (or treated as having been received in accordance with Section 2.4) by such Seller and (C) the aggregate liability of each Minority Interest Holder under this ARTICLE X and its applicable Redemption Agreements shall in no event exceed the cash proceeds such Minority Interest Holder actually received under its applicable Redemption Agreements. For the avoidance of doubt, if a Person is both a Seller and a Minority Interest Holder, then the obligations and limitations set forth in this ARTICLE X that are applicable to the Sellers shall apply to such Person as a Seller and those that are applicable to the Minority Interest Holders shall apply to such Person as a Minority Interest Holder.

(b)    For the purposes of determining whether a breach of representation or warranty has occurred for the purposes of Section 10.2(a)(i), 10.2(b)(i), 10.2(c)(i) or 10.3(a) and calculating the amount of Losses related thereto, any qualification as to materiality, “Company Material Adverse Effect” or any other similar qualification or standard contained in ARTICLE III, ARTICLE IV, ARTICLE V or ARTICLE VI, as applicable, or in any Closing Certificate delivered by or on behalf of Buyer or any Seller, as applicable, pursuant to this Agreement shall be disregarded (it being understood that the word “Material” in the defined term “Material Contract(s)” and the qualification as to “Company Material Adverse Effect” contained in Section 3.7(a) shall not be disregarded for any of such purposes).

(c)    IN NO EVENT SHALL ANY BUYER INDEMNIFIED PARTY OR SELLER INDEMNIFIED PARTY BE ENTITLED TO INDEMNIFICATION HEREUNDER FOR ANY CONSEQUENTIAL OR SPECULATIVE DAMAGES THAT ARE NOT PROBABLE AND REASONABLY FORESEEABLE OR FOR ANY PUNITIVE OR SPECIAL DAMAGES (in each case, other than indemnification for any such amounts in respect of any third-party claim for which indemnification hereunder is otherwise required); provided, however, that subject to the other provisions of this ARTICLE X, the parties hereto agree that, for purposes of determining “Losses” subject to indemnification pursuant to Section 10.2(a) arising or resulting from any breach of the representations and warranties that has a demonstrable negative impact on

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recurring Tower Cash Flow as of the Closing Date, Buyer shall be entitled (subject to the limitations set forth in this ARTICLE X) to obtain damages hereunder on the basis of an appropriate multiple of such reduction in Tower Cash Flow; provided, further, that if Buyer may otherwise make a valid claim under (x) Section 10.2(a)(i) for a breach of the representation and warranty in Section 3.4(e) or (y) Section 10.2(a)(iii) in respect of an inaccuracy contained in the Closing Statement relating to the calculation of the Purchase Price, then such claim shall be made under Section 10.2(a)(iii) and not under Section 10.2(a)(i) and this Section 10.4(c).

(d)    Except in the case of Fraud by the applicable Indemnifying Party, the parties acknowledge and agree that, following the Closing, the exclusive remedy at law or in equity for any Seller Indemnified Party or Buyer Indemnified Party for Losses or other monetary damages arising from a breach by the other parties of the representations and warranties in this Agreement and the exclusive remedy at law for any Seller Indemnified Party or Buyer Indemnified Party for Losses or other monetary damages arising from the failure by the other parties to perform and comply with any covenants and agreements in this Agreement, in each case, shall be the indemnification provided under this ARTICLE X.

(e)    Each Indemnified Party shall use its commercially reasonable efforts to mitigate its Losses in accordance with applicable common law upon and after becoming aware of any event which would reasonably be expected to give rise to any Losses; provided, however, that the foregoing shall not be deemed to impose any obligation or duty to initiate legal proceedings to seek such recovery. The amount of Losses recoverable by an Indemnified Party under this ARTICLE X shall be reduced, on a dollar-for-dollar basis, by the amount of any insurance proceeds, or any indemnity, contribution or other similar payment, actually received by such Indemnified Party (net of collection costs reasonably incurred therewith), and, if such Indemnified Party receives any such proceeds after it has received an indemnity payment hereunder, then such Indemnified Party shall promptly return to the Seller Representative for the distribution to the applicable Indemnifying Parties the lesser of (i) the amount of such indemnity payment and (ii) the amount of such proceeds (net of any collection costs reasonably incurred in connection therewith). The Sellers shall have no liability for any Losses that would not have arisen but for (A) any change in the Tax accounting policies, practices or procedures adopted by Buyer or any of its Affiliates, including, after Closing, any Group Company, or (B) a breach of any obligation or covenant of Buyer in Section 7.14.

(f)    Notwithstanding anything herein to the contrary, no Buyer Indemnified Party or Seller Indemnified Party shall be entitled to indemnification or reimbursement under any provision of this Agreement for an amount to the extent such Person or its Affiliates has been indemnified or reimbursed for such amount under any other provision of this Agreement to which it is a party. No Buyer Indemnified Party shall be permitted to make a claim in respect of any Losses to the extent such Losses have been accounted for in the calculation of the Purchase Price.

(g)    Any indemnification payment hereunder shall be reduced by the amount of cash Tax benefits actually realized (determined on a cash with and without basis) by the Indemnified party and its Affiliates in or prior to the taxable year of the relevant indemnification payment, with, where any such benefits are actually realized after the date of the indemnification payment, the Indemnified Party paying to the Indemnifying Party the amount of such benefits when realized.

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(h)    Other than with respect to indemnifiable Losses arising under Section 10.2(a)(vi), in the case of which payment shall be made first from the PO Escrow Amount and then from the Indemnity Escrow Amount, any payment to any Buyer Indemnified Parties pursuant to this ARTICLE X (subject to the limitations and other provisions set forth in this ARTICLE X) shall be made, first, from the Indemnity Escrow Amount (to the extent available in the Indemnification Escrow Account) pursuant to the Escrow Agreement, and then from the applicable Sellers; provided, that the Buyer Indemnified Parties may only recover from the Indemnity Escrow Account in respect of a Seller pursuant to Section 10.2(b) or 10.2(c), as applicable, up to such Seller’s then remaining allocable share of the Indemnity Escrow Amount. The Indemnity Escrow Amount shall initially be allocated among the Sellers as set forth in the Closing Statement. Any recovery from the Indemnification Escrow Account in respect of Section 10.2(a) (other than Sections 10.2(a)(vi) and 10.2(a)(vii)) shall reduce each Seller’s and each Minority Interest Holder’s allocable share pro rata, based on the Sellers’ and Minority Interest Holders’ initial allocation set forth in the Closing Statement. Any recovery from the Indemnification Escrow Account in respect of Sections 10.2(a)(vi) and 10.2(a)(vii) shall reduce each Seller’s allocable share pro rata, based on the Sellers’ initial allocation set forth in the Closing Statement. If the Buyer Indemnified Parties recover from the Indemnity Escrow Account in respect of a Seller pursuant to Section 10.2(b) or 10.2(c), as applicable, and subsequently such Seller’s remaining allocable share is insufficient to satisfy an indemnification claim from the Indemnification Escrow Account in respect of Section 10.2(a) as a result thereof, then such Seller shall be responsible for paying such directly such shortfall. The Seller Representative shall direct the Disbursement Agent to disburse any portion of the Indemnity Escrow Account which is released for payment to the Sellers in a manner that reflects the then remaining relative allocable share of each of the Sellers.

(i)    On the first Business Day following the twelve (12) month anniversary of the Closing Date, Buyer and the Seller Representative shall deliver a joint written instruction to the Escrow Agent directing the Escrow Agent to pay to the Disbursement Agent to the account designated by the Disbursement Agent (for further payment to the Sellers), an amount equal to $70,000,000 less the sum of (A) claims, if any, for indemnification under Section 10.2(a) (solely to the extent not paid from or reserved against the PO Escrow Amount or the Australia Escrow Amount) validly asserted prior to the twelve (12) month anniversary of the Closing Date but which are not yet resolved plus (B) the amount of any indemnification payments, if any, previously paid to the Buyer Indemnified Parties from the Indemnity Escrow Account. On the first Business Day following the eighteen (18) month anniversary of the Closing Date, Buyer and the Seller Representative shall deliver a joint written instruction to the Escrow Agent directing the Escrow Agent to pay to the Disbursement Agent to the account designated by the Disbursement Agent (for further payment to the Sellers), the amount then remaining in the Indemnity Escrow Account, except that the Escrow Agent shall retain an amount (up to the total amount then held by the Escrow Agent in the Indemnity Escrow Account) equal to the amount of claims for indemnification under Section 10.2(a) validly asserted prior to the eighteen (18) month anniversary of the Closing Date but which are not yet resolved (“Unresolved Claims”). Buyer and the Seller Representative shall deliver a joint written instruction to the Escrow Agent directing the Escrow Agent to pay the amount of the Indemnity Escrow Account retained for Unresolved Claims promptly upon the final resolution of such Unresolved Claims.

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(j)    In no event will there be any liability or indemnification hereunder in respect of a breach of Section 7.19(c) for Losses other than Losses for Taxes of a Blocker Entity for a Tax period or, under the principles set forth in the definition of Blocker Pre-Closing Taxes, portion of a Tax period ending on or prior to the Closing Date; provided, that, for purposes of this limitation, any Taxes incurred to cure an issue relating to the qualification of Middle Blocker Entity as a REIT that existed prior to Closing shall, to the extent of such Taxes that would have been so incurred had such issue been cured at Closing based on the facts existing at Closing, be treated as Taxes with respect to a Tax period or portion of a Tax period ending on or prior to the Closing Date.

10.5    Method of Asserting Claims. All claims for indemnification by any Indemnified Party under this ARTICLE X shall be asserted and resolved as follows:

(a)    If an Indemnified Party intends to seek indemnification under this ARTICLE X, it shall promptly notify the Indemnifying Party in writing of such claim, describing such claim in reasonable detail to the extent known, the basis on which indemnification is sought and the amount or estimated amount (if known or estimable) of such Losses and the method of computation thereof, and containing a reference to the provisions of this Agreement in respect of which such right of indemnification is claimed or arises, and in the case of a claim by a third party against the Indemnified Party (a “Third Party Claim”), contain (by attachment or otherwise) all such other material information as such Indemnified Party shall have received concerning such Third Party Claim. The failure to provide (or timely provide) such notice will not affect any rights hereunder except to the extent (i) the Indemnifying Party is actually prejudiced thereby or (ii) such Indemnifying Party actually incurs a material incremental expense as a result of such failure, but in each case only to the extent of such actual prejudice or incremental expense.

(b)    In the case of a Third Party Claim (other than any Third Party Claim relating to Taxes that is governed by Section 7.14(c)(i)) against the Indemnified Party, the Indemnifying Party may, within 30 days after receipt of such notice and upon notice to the Indemnified Party, assume and control, with counsel of its choice, at the sole cost and expense of the Indemnifying Party, the settlement or defense thereof. If the Indemnifying Party assumes and controls the defense of such Third Party Claim: (A) the Indemnified Party may participate in such defense through separate co-counsel chosen by it at its sole cost and expense, but the Indemnifying Party shall control the investigation, defense and settlement, (B) the Indemnified Party shall not file any papers or consent to the entry of any judgment or enter into any settlement with respect to such claim without the prior written consent of the Indemnifying Party and (C) the Indemnifying Party may not, without the consent of the Indemnified Party (which shall not be unreasonably withheld, conditioned or delayed), settle or compromise any action or consent to the entry of any judgment, unless the judgment or settlement provides solely for the payment of money from the Indemnity Escrow Account or by the Indemnifying Party and provides a full release to the Indemnified Party. The Indemnified Party shall cooperate and assist the Indemnifying Party in such defense and make available to the Indemnifying Party, at the Indemnifying Party’s expense, all witnesses, pertinent records, materials and information in the Indemnified Party’s possession or under the Indemnified Party’s control relating thereto as is reasonably required by the Indemnifying Party. If the interests of the Indemnifying Party and the Indemnified Party with respect to a Third Party Claim are in conflict with one another and, as a result, the Indemnifying Party could not adequately in good faith represent the interests of the applicable Indemnified Party in such claim, then the

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Indemnifying Party may not be entitled to assume and control the defense of such Third Party Claim.

(c)    If the Indemnifying Party is not entitled to assume the defense of the Third Party Claim pursuant to the foregoing provisions (including if it does not notify the Indemnified Party of its assumption of the defense of such claim within the 30 day period set forth above or fails to diligently pursue such defense), then the Indemnified Party may conduct and control, through counsel of its own choosing, the settlement or defense thereof, and the Indemnifying Party shall cooperate with it in connection therewith. If the Indemnified Party assumes the defense of such Third Party Claim and proposes to settle such claim prior to a final judgment thereon or to forgo any appeal with respect thereto, then the Indemnified Party shall give the Indemnifying Party prompt written notice thereof, and the Indemnifying Party shall have the right to participate in the settlement or participate, assume or re-assume the control of the defense of such Third Party Claim or proceeding (at the Indemnifying Party’s own expense). The Indemnified Party shall not pay or settle any Third Party Claim without the Indemnifying Party’s prior written consent, such consent not to be unreasonably withheld, conditioned or delayed.

(d)    Notwithstanding the foregoing, (i) the Indemnified Party may, at the sole cost and expense of the Indemnified Party, at any time prior to the Indemnifying Party’s delivery of the notice referred to in the first sentence of Section 10.5(b), file any motion, answer or other pleadings or take any other action that the Indemnified Party reasonably believes to be necessary or appropriate to protect its interests (but may not pay or settle any such claim), and (ii) the Indemnified Party may take over the control of the defense or settlement of a Third Party Claim at any time if it irrevocably waives its right to indemnity under this ARTICLE X with respect to such claim.

10.6    Character of Indemnity Payments. The parties agree that any indemnification payments made with respect to this Agreement shall be treated for all Tax purposes as an adjustment to the Purchase Price, unless otherwise required by law (including by a determination of a Tax authority that, under applicable law, is not subject to further review or appeal).

10.7    Buyer Release. Effective as of the Closing, Buyer, on its own behalf and on behalf of its successors, Affiliates, assigns and, after the Closing, the Purchased Entities (each, a “Buyer Releasing Party”), hereby irrevocably releases and discharges the Sellers, their direct and indirect equityholders and its and their respective past, present and future directors, officers, managers, employees, members, partners, shareholders, agents, attorneys, advisors, representatives, successors, and assigns (in each case, solely in their capacities as such) (collectively, the “Seller Released Parties”) from any and all debts, losses, costs, bonds, suits, actions, causes of action, liabilities, contributions, attorneys’ fees, interest, damages, punitive damages, expenses, claims, potential claims, counterclaims, cross-claims or demands, in law or in equity, asserted or unasserted, express or implied, known or unknown, matured or unmatured, contingent or vested, liquidated or unliquidated, of any kind or nature or description whatsoever (including any arising under CERCLA or any other Environmental Law) (other than in the case of Fraud), that the Buyer Releasing Party had, presently has or may hereafter have or claim or assert to have against any of the Seller Released Parties arising as of or prior to the Closing Date to the extent related to (x) any Seller Released Party’s position as a direct or indirect holder of Company Units or Blocker Equity and/or (y) the operation of the Purchased Entities prior to the Closing Date (collectively, the

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“Buyer Released Claims”). This release is intended to be a complete and general release with respect to the Buyer Released Claims, and specifically includes claims that are known, unknown, fixed, contingent or conditional, including breach of fiduciary duty, or claims arising under the Securities Act of 1933, as amended, or any other federal, state, blue sky or local law dealing with any securities.

10.8    Seller Release. Effective as of the Closing, each Seller, on its own behalf and on behalf of such Seller’s successors, Affiliates, assigns, heirs, trustees, administrators and executors (each, a “Seller Releasing Party”), hereby irrevocably releases and discharges the Purchased Entities, and their direct and indirect equityholders and their respective past, present and future directors, officers, managers, employees, members, partners, shareholders, agents, attorneys, advisors, representatives, successors and assigns (collectively, the “Buyer Released Parties”) from any and all debts, losses, costs, bonds, suits, actions, causes of action, liabilities, contributions, attorneys’ fees, interest, damages, punitive damages, expenses, claims, potential claims, counterclaims, cross-claims or demands, in law or in equity, asserted or unasserted, express or implied, known or unknown, matured or unmatured, contingent or vested, liquidated or unliquidated, of any kind or nature or description whatsoever, (other than in the case of Fraud) that the Seller Releasing Party had, presently has or may hereafter have or claim or assert to have against any of the Buyer Released Parties arising as of or prior to the Closing Date solely to the extent based upon such Seller’s capacity as a holder of Blocker Equity or Company Units (collectively, the “Seller Released Claims”), other than claims for indemnification of the type described in Section 7.5. This release is intended to be a complete and general release with respect to the Seller Released Claims, and specifically includes claims that are known, unknown, fixed, contingent or conditional, including breach of fiduciary duty, or claims arising under the Securities Act of 1933, as amended, or any other federal, state, blue sky or local law dealing with any securities.

ARTICLE XI

MISCELLANEOUS

11.1    Entire Agreement; Assignment. This Agreement, the Ancillary Documents, the Confidentiality Agreement and the other agreements, instruments and documents contemplated hereby or executed in connection herewith constitute the entire agreement among the parties hereto with respect to the subject matter hereof and supersedes all other prior agreements and understandings, both written and oral, among the parties hereto with respect to the subject matter hereof. This Agreement may not be assigned by any party hereto (whether by operation of law or otherwise), without the prior written consent of Buyer, the Company (if prior to Closing) and the Seller Representative, except that (i) Buyer may assign this Agreement without consent to any of its Affiliates (provided that any such assignment shall not relieve Buyer of its obligations hereunder), and (ii) Buyer may assign its rights (but not its obligations) hereunder as collateral to its debt financing sources. Any attempted assignment of this Agreement not in accordance with the terms of this Section 11.1 shall be void.

11.2    Notices. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be deemed to have been given (a) when personally delivered by hand, (b) when sent by E-mail (upon receipt by sender of confirmation of receipt by recipient,

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which confirmation shall be promptly delivered by recipient if so requested by sender in the applicable notice or other communication) or (c) the third (3rd) Business Day following the day sent by registered or certified mail (postage prepaid, return receipt requested) to the other parties hereto as follows (provided, that if sent pursuant to clause (a) or (c) above to the Seller Representative or, prior to the Closing, the Company, such communication must also be delivered by e-mail to each of the recipients listed below):

To Buyer or, following the Closing, the Company:

American Tower Investments LLC

116 Huntington Avenue, 11th Floor

Boston, MA 02116

Attention:    General Counsel, Executive Vice President, Chief

Administrative Officer and Secretary, Edmund DiSanto

E-mail:        Ed.DiSanto@AmericanTower.com

with a copy (which shall not constitute notice to Buyer or, following the Closing, the Company) to:

Cleary Gottlieb Steen & Hamilton LLP

One Liberty Plaza

New York, NY 10006

Attention:    Craig B. Brod; Benet J. O’Reilly; Kimberly R. Spoerri

E-mail:        cbrod@cgsh.com; boreilly@cgsh.com; kspoerri@cgsh.com

To the Seller Representative, or prior to the Closing, the Company:

142 Via Palma

Palm Beach, Florida 33480

Attention:    David E. Weisman

E-mail:        deweisman@me.com

Anton Moldan

125 West 55th Street (Lvl 15)

New York, NY, 10019

E-mail:        Anton.moldan@macquarie.com

Cox CPH, LLC

c/o Cox Communications, Inc.

6205-B Peachtree Dunwoody Road NE

Atlanta, GA 30328

Attention:    Scott LeTourneau

E-mail:        scott.letourneau@cox.com

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Catalyst Investors, L.L.C.

711 Fifth Avenue, Suite 600

New York NY 10022

Attention:    Brian Rich and Todd Clapp

E-mail:        Brian@catalyst.com; Todd@catalyst.com

with a copy (which shall not constitute notice to the Sellers, the Seller Representative or, prior to the Closing, the Company) to each of:

Lowenstein Sandler LLP

1251 Avenue of the Americas, 18th Floor

New York, NY 10020

Attention:    Michael Brosse

E-mail:        mbrosse@lowenstein.com

Cox CPH, LLC

c/o Cox Communications, Inc.

6205-A Peachtree Dunwoody Road NE

Atlanta, GA 30328

Attention:    Associate General Counsel, Deborah Lucy

E-mail:        Deborah.lucy@coxinc.com

and

Lance C. Cawley

687 Hermitage Circle

Palm Beach, FL 33410

E-mail:        lcawley@cox.net

or to such other address as the Person to whom notice is given may have previously furnished to the other in writing in the manner set forth above.

11.3    Governing Law. This Agreement, and all claims or causes of action (whether in contract, tort or otherwise) that may be based upon, arise out of or relate to this Agreement or the negotiation, execution or performance of this Agreement (including any claim or cause of action based upon, arising out of or related to any representation or warranty made in or in connection with this Agreement) shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the law of any jurisdiction other than the State of Delaware.

11.4    Fees and Expenses. Except as otherwise expressly set forth in this Agreement, whether or not the Closing occurs or the Transaction is consummated, all direct and indirect fees and expenses incurred in connection with the Transaction and this Agreement, including the fees and disbursements of counsel, financial advisors and accountants, shall be paid by the party hereto incurring such fees or expenses; provided that, upon the Closing, Unpaid Transaction Expenses shall be paid in accordance with Section 2.3(c).

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11.5    Construction; Interpretation. The term “this Agreement” means this Securities Purchase Agreement together with all schedules and exhibits hereto, as the same may from time to time be amended, modified, supplemented or restated in accordance with the terms hereof. The headings contained in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement. No party hereto, nor its respective counsel, shall be deemed the drafter of this Agreement for purposes of construing or enforcing the provisions hereof, and all provisions of this Agreement shall be construed according to their fair meaning and not strictly for or against any party and no presumption or burden of proof will arise favoring or disfavoring any Person by virtue of its authorship of any provision of this Agreement. Unless otherwise indicated to the contrary herein by the context or use thereof: (i) the words, “herein,” “hereto,” “hereof” and words of similar import refer to this Agreement as a whole, including the schedules and exhibits, and not to any particular section, subsection, paragraph, subparagraph or clause contained in this Agreement; (ii) masculine gender shall also include the feminine and neutral genders, and vice versa; (iii) words importing the singular shall also include the plural, and vice versa; (iv) the words “include,” “includes” or “including” shall be deemed to be followed by the words “without limitation”; (v) except as otherwise set forth in this Agreement, any accounting terms shall be given their definition under GAAP; (vi) references to a particular statute or regulation include all rules and regulations thereunder as in effect as of the time to which such reference relates; (vii) the word “will” shall have the same meaning as the word “shall”; (viii) the word “extent” in the phrase “to the extent” shall mean the degree to which a subject or other thing extends, and such phrase shall not mean simply “if”; (ix) references to “dollar”, “dollars” or “$” shall be to the lawful currency of the United States; (x) references to “day” or “days” in the lower case means calendar days; (xi) references to “date hereof” are to the date of this Agreement, (xii) references to a particular Person include such Person’s successors and assigns to the extent not prohibited by this Agreement and (xiii) the word “or” shall be disjunctive but not exclusive. Except as otherwise indicated, all references in this Agreement to sections, exhibits and schedules are intended to refer to the sections of, exhibits and schedules to this Agreement. All references to materials being “made available,” “furnished” or “provided” by the Company or Sellers means documents (x) posted without redaction or similar obfuscation and accessible to Buyer in the VDR no less than two (2) Business Day prior to the date of this Agreement and remained so posted and accessible continuously through the Closing or (y) otherwise delivered to Buyer or its representatives on or prior to November 2, 2020.

11.6    Exhibits and Schedules. All exhibits and schedules or other documents expressly incorporated into this Agreement are hereby incorporated into this Agreement and are hereby made a part hereof as if set out in full in this Agreement. Any item disclosed on any Schedule referenced by a particular section in this Agreement shall be deemed to have been disclosed with respect to every other section in this Agreement if the relevance of such disclosure to such other section is reasonably apparent on its face. The specification of any dollar amount in the representations or warranties contained in this Agreement or the inclusion of any specific item in any Schedule is not intended to imply that such amounts, or higher or lower amounts or the items so included or other items, are or are not material, and no party shall use the fact of the setting of such amounts or the inclusion of any such item in any dispute or controversy as to whether any obligation, items or matter not described herein or included in a Schedule is or is not material for purposes of this Agreement.

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11.7    Parties in Interest. This Agreement shall be binding upon and inure solely to the benefit of each party and its successors and permitted assigns and nothing in this Agreement, express or implied, is intended to or shall confer upon any other Person any rights, benefits or remedies of any nature whatsoever under or by reason of this Agreement. Notwithstanding the foregoing, (i) the Seller Released Parties are third party beneficiaries of Section 10.7 and the Buyer Released Parties are third party beneficiaries of Section 10.8, (ii) the directors, officers, employees and agents of each Purchased Entity prior to the Closing are third party beneficiaries of Section 7.5 and (iii) the Disbursement Agent is a third party beneficiary of Section 2.4. No action or claim shall be brought or maintained by any party hereto or any of their respective Affiliates or their respective successors or permitted assigns against any current or former direct or indirect equity holder, member, partner, officer, director, manager, employee or Affiliate of Buyer, the Company, the Seller Representative, or any Seller, as applicable (who shall be third party beneficiaries of this Section 11.7), which is not otherwise expressly identified as a party hereto (and each party to this Agreement disclaims reliance on any such Person), and no recourse shall be brought or granted against any of them, by virtue of or based upon any alleged misrepresentation or inaccuracy in or breach of any of the representations, warranties or covenants of any party hereto set forth or contained in this Agreement or any Exhibit or Schedule hereto or any certificate delivered hereunder.

11.8    Severability. Whenever possible, each provision of this Agreement will be interpreted in such a manner as to be effective and valid under applicable law, but if any term or other provision of this Agreement is held to be invalid, illegal or unenforceable under applicable law, all other provisions of this Agreement shall remain in full force and effect so long as the economic or legal substance of the Transaction is not affected in any manner materially adverse to any party hereto. Upon such determination that any term or other provision of this Agreement is invalid, illegal or unenforceable under applicable law, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the Transaction is consummated as originally contemplated to the greatest extent possible.

11.9    Amendment. This Agreement may be amended or modified only by a written agreement executed and delivered by Buyer, the Seller Representative (on behalf of the Sellers) and, if prior to the Closing, the Company. This Agreement may not be modified or amended except as provided in the immediately preceding sentence and any purported amendment by any party or parties hereto effected in a manner which does not comply with this Section 11.9 shall be void.

11.10    Extension; Waiver. The Company (prior to the Closing) or the Seller Representative (following the Closing) may (a) extend the time for the performance of any of the obligations or other acts of Buyer contained herein, (b) waive any inaccuracies in the representations and warranties of Buyer contained herein or in any document, certificate or writing delivered by Buyer pursuant hereto or (c) waive compliance by Buyer with any of the agreements or conditions contained herein. Buyer may, at any time, (i) extend the time for the performance of any of the obligations or other acts of the Company (prior to the Closing) or the Sellers contained herein, (ii) waive any inaccuracies in the representations and warranties of the Sellers or the Company contained herein or in any document, certificate or writing delivered by the Company or any Seller pursuant hereto or (iii) waive compliance by the Company (prior to the Closing) or

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the Sellers with any of the agreements or conditions contained herein. Any agreement on the part of any party hereto to any such extension or waiver shall be valid only if set forth in a written instrument signed on behalf of such party. Any waiver of any term or condition shall not be construed as a waiver of any subsequent breach or a subsequent waiver of the same term or condition, or a waiver of any other term or condition of this Agreement. The failure or delay of any party hereto to assert any of its rights hereunder shall not constitute a waiver of such rights, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

11.11    Counterparts; Facsimile Signatures. This Agreement may be executed in one or multiple counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by scanned pages (via E-mail or other electronic means) shall be effective as delivery of a manually executed counterpart to this Agreement.

11.12    Knowledge of the Company. For all purposes of this Agreement, the phrase “to the Company’s knowledge”, “to the knowledge of the Company” and “known by the Company” and any derivations thereof shall mean as of the applicable date, the actual knowledge without independent investigation (and shall in no event encompass constructive, imputed or similar concepts of knowledge) of David E. Weisman, Lance C. Cawley and Robert Johnson.

11.13    Waiver of Jury Trial. The parties to this Agreement each hereby waives, to the fullest extent permitted by law, any right to trial by jury of any claim, demand, action, or cause of action (i) arising under this Agreement or (ii) in any way connected with or related or incidental to the dealings of the parties hereto in respect of this Agreement or any of the transactions related hereto, in each case whether now existing or hereafter arising, and whether in contract, tort, equity, or otherwise. The parties to this Agreement each hereby agrees and consents that any such claim, demand, action, or cause of action shall be decided by court trial without a jury and that the parties to this Agreement may file an original counterpart of a copy of this Agreement with any court as written evidence of the consent of the parties hereto to the waiver of their right to trial by jury.

11.14    Jurisdiction and Venue. Each of the parties hereto irrevocably and unconditionally submits to the exclusive jurisdiction of any state or federal court sitting in the State of Delaware, in Wilmington, Delaware, in any action or proceeding arising out of or relating to this Agreement, agrees that all claims in respect of the action or proceeding may be heard and determined in any such court and agrees not to bring any action or proceeding arising out of or relating to this Agreement in any other court. Each of the parties hereto irrevocably and unconditionally waives any defense of inconvenient forum to the maintenance of any action or proceeding so brought and waives any bond, surety or other security that might be required of any other party with respect thereto. Each party hereto agrees that service of summons and complaint or any other process that might be served in any action or proceeding may be made on such party by sending or delivering a copy of the process to the party to be served at the address of the party and in the manner provided for the giving of notices in Section 11.2. Nothing in this Section 11.14, however, shall affect the right of any party to serve legal process in any other manner permitted by law. Each party hereto agrees that a final, non-appealable judgment in any action or proceeding so brought shall be conclusive and may be enforced by suit on the judgment or in any other manner provided by law.

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11.15    Remedies.

(a)    Except as set forth herein, any and all remedies herein expressly conferred upon a party will be deemed cumulative with and not exclusive of any other remedy conferred hereby, or by law or equity upon such party, and the exercise by a party of any one remedy will not preclude the exercise of any other remedy. The parties hereto agree that irreparable damage for which monetary damages, even if available, would not be an adequate remedy, would occur in the event that the parties hereto do not perform the provisions of this Agreement (including failing to take such actions as are required of it hereunder to consummate this Agreement) in accordance with its specified terms or otherwise breach such provisions. The parties hereto acknowledge and agree that, prior to the valid termination of this Agreement pursuant to ARTICLE X, the Company, the Sellers (acting through the Seller Representative) and Buyer shall be entitled to seek an injunction, specific performance and other equitable relief to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof, this being in addition to any other remedy to which the Company, the Sellers or Buyer is entitled at law or in equity.

(b)    Each of the parties hereto agrees that it will not oppose the granting of an injunction, specific performance and other equitable relief when expressly available pursuant to the terms of this Agreement on the basis that (i) there is adequate remedy at law or (ii) an award of specific performance is not an appropriate remedy for any reason at law or equity. Any party hereto seeking an injunction or injunctions to prevent breaches of this Agreement when expressly available pursuant to the terms of this Agreement and to enforce specifically the terms and provisions of this Agreement when expressly available pursuant to the terms of this Agreement shall not be required to provide any bond or other security in connection with any such order or injunction.

11.16    Waivers; Terminations.

(a)    Recognizing that Lowenstein Sandler LLP has acted as legal counsel to the Group Companies and that White & Case LLP has acted as legal counsel to the Blocker Entities prior to the Closing, and that Lowenstein Sandler LLP, White & Case LLP and Eversheds Sutherland (US) LLP (collectively “Sellers’ Attorneys”) may act as legal counsel to one or more of the Sellers and their Affiliates (which will no longer include the Purchased Entities) after the Closing, each of Buyer and the Company hereby waives, on its own behalf and agrees to cause its Affiliates to waive, any conflicts that may arise in connection with Sellers’ Attorneys representing any Seller and/or its Affiliates after the Closing as such representation may relate to Buyer, any Purchased Entity, or the Transaction (including in respect of litigation, including litigation adverse to Buyer or any Purchased Entity), and hereby consents to any such representation. In addition, all communications involving attorney-client confidences between any Seller, its Affiliates or any Purchased Entity and Sellers’ Attorneys (or either of them) in the course of the negotiation, documentation and consummation of the Transaction and the sale process related hereto (the “Acquisition Engagements”) shall be deemed to be attorney-client confidences that belong solely to the relevant Sellers (and not the Purchased Entities). Accordingly, Buyer agrees that neither it nor the Purchased Entities shall have access to any such communications, or to the files of Sellers’ Attorneys relating to the Acquisition Engagements, whether or not the Closing shall have occurred. Without limiting the generality of the foregoing, upon and after the Closing, (i) the Sellers (and not the Purchased Entities) shall be the sole holders of the attorney-client privilege with respect to

101

the Acquisition Engagements, and none of the Purchased Entities shall be a holder thereof, (ii) to the extent that files of Sellers’ Attorneys in respect of the Acquisition Engagements constitute property of the client, only the Sellers (and not the Purchased Entities) shall hold such property rights and (iii) Sellers’ Attorneys shall have no duty whatsoever to reveal or disclose any such attorney-client communications or files to any of the Purchased Entities by reason of any attorney-client relationship between Sellers’ Attorneys and any of the Purchased Entities or otherwise. Buyer hereby consents, on its own behalf and on behalf of its Affiliates including, following the Closing, the Purchased Entities, to the disclosure by Sellers’ Attorneys to the Sellers and their Affiliates of any information learned by Sellers’ Attorneys prior to the Closing in the course of its respective representation of the Purchased Entities or their Affiliates, whether or not such information is subject to attorney-client privilege, attorney work product protection, or Sellers’ Attorneys’ (or either of their) duty of confidentiality.

(b)    Buyer, on behalf of itself and its Affiliates (including, after the Closing, the Purchased Entities) further covenants and agrees that each shall not assert any claim that the Company or the Purchased Entities may have in their capacities as clients against Sellers’ Attorneys in respect of legal services provided to the Purchased Entities or their respective Affiliates prior to the Closing by Sellers’ Attorneys in respect of the Acquisition Engagements, it being agreed that any such claims belong solely to the Seller and its Affiliates, as applicable, and not the Purchased Entities.

(c)    From and after the Closing, the Purchased Entities shall cease to have any attorney-client relationship with Sellers’ Attorneys in respect of the Acquisition Engagements or otherwise, unless and to the extent Sellers’ Attorneys is expressly engaged in writing by one or more of the Purchased Entities after the Closing.

11.17    Seller Representative. By executing this Agreement, each Seller (and, by executing and delivering its applicable Redemption Agreement, each Minority Interest Holder) hereby irrevocably constitutes, designates and appoints the Seller Representative to negotiate, execute and deliver any and all instruments or other documents on behalf of such Seller, and to do any and all other acts or things on behalf of such Seller (and such Minority Interest Holder, as applicable), which the Seller Representative may deem necessary or advisable, or which may be required pursuant to this Agreement, the Disbursement Agreement, the Escrow Agreement or otherwise, in connection with the consummation of the Transaction and the performance of all obligations hereunder or thereunder at or following the Closing, including the exercise of the power to: (a) give and receive notices and communications to or from Buyer and/or the Disbursement Agent relating to this Agreement, the Disbursement Agreement, the Escrow Agreement or any of the transactions and other matters contemplated hereby or thereby (except to the extent that this Agreement, the Disbursement Agreement or the Escrow Agreement expressly contemplates that any such notice or communication shall be given or received by any such Seller individually), (b) amending or waiving any provision of this Agreement on behalf of the Sellers and Minority Interest Holders, (c) terminate this Agreement in accordance with Section 9.1 and (d) take all actions necessary or appropriate in the judgment of the Seller Representative for the accomplishment of the foregoing. The Seller Representative shall have authority and power to act on behalf of each Seller (and each Minority Interest Holder) with respect to the disposition, settlement or other handling of all claims under this Agreement (other than with respect to Section 10.2(b) and 10.2(c) with respect to which only the applicable Indemnifying Party shall act

102

on its own behalf), the Escrow Agreement and the Disbursement Agreement and all rights or obligations arising under this Agreement, the Escrow Agreement and the Disbursement Agreement. The Sellers and Minority Interest Holders shall be bound by all actions taken and documents executed by the Seller Representative in connection with this Agreement, the Escrow Agreement and the Disbursement Agreement, and Buyer shall be entitled to rely on any action or decision of the Seller Representative. Except as otherwise set forth in this Agreement, notices or communications to or from the Seller Representative shall constitute notice to or from each Seller and each Minority Interest Holder. The grant of authority to the Seller Representative provided for in this Section 11.17, (i) is coupled with an interest and shall be irrevocable and survive the death, incompetency, bankruptcy or liquidation of any Seller or any Minority Interest Holder, and (ii) shall survive the Closing. All decisions and actions by the Seller Representative, including the defense, arbitration or settlement of any claims for which the Sellers and Minority Interest Holders may be required to indemnify Buyer Indemnified Parties pursuant to ARTICLE X (other than with respect to Section 10.2(b) and 10.2(c)) as well as the disbursement of all or any portion of the Escrow Amount pursuant to this Agreement and the Escrow Agreement in respect thereof, shall be binding upon the Sellers and Minority Interest Holders, and no Seller or Minority Interest Holder shall have the right to object, dissent, protest or otherwise contest the same.

11.18    Seller Representative Expense Fund.

(a)    The Seller Representative shall hold the Seller Representative Expense Fund in the Seller Representative Expense Account as a fund from which the Seller Representative may pay any amounts due by or on behalf of the Sellers hereunder, including any Losses, third-party fees, expenses or costs it incurs in performing its duties and obligations under this Agreement by or on behalf of the Sellers, including legal and consultant fees, expenses and costs for reviewing, analyzing and defending any claim or process arising under or pursuant to this Agreement (collectively, “Administrative Costs”). At any time that any portion of the Escrow Amount would otherwise be released to or on behalf of the Sellers or the Minority Interest Holders (including to the Disbursement Agent), the Seller Representative may direct that all or any portion of such amount instead be deposited into the Seller Representative Expense Account if, in its sole discretion, the Seller Representative determines that such amounts may be needed to pay Administrative Costs.

(b)    Amounts drawn from the Seller Representative Expense Account to pay Administrative Costs shall be drawn to reflect each Seller’s liability for such Administrative Costs in accordance with its respective pro rata share based on the amount of the Purchase Price received (or treated as having been received in accordance with Section 2.4) by each of the Sellers.

(c)    At such time, and from time to time, that the Seller Representative determines in its discretion that the Seller Representative Expense Fund will not be required for the payment of such fees, expenses or costs, the Seller Representative shall distribute to the Disbursement Agent for further distribution to the Sellers such amounts.

11.19    Relationship of the Parties. Nothing in this Agreement shall be deemed to constitute the parties hereto as joint venturers, alter egos, partners or participants in an unincorporated business or other separate entity, nor, except as expressly and specifically set forth in Section 11.17, in any manner create any principal-agent, fiduciary or other special relationship

103

by the parties hereto. No party shall have any duties (including fiduciary duties) towards any other party hereto except as specifically set forth herein.

11.20    Conflict Between Transaction Documents. The parties hereto agree and acknowledge that to the extent any terms and provisions of this Agreement are in any way inconsistent with or in conflict with any term, condition or provision of any other agreement, document or instrument contemplated hereby, this Agreement shall govern and control.

11.21    Computation of Time. In the computation of periods of time from a specified date to a later specified date, the word “from” means “from and including” and the words “to” and “until” mean “to but excluding” and the word “through” means “to and including.” Whenever the last day for the exercise of any privilege or the discharge of any duty hereunder shall fall upon a day that is not a Business Day, the party having such privilege or duty may exercise such privilege or discharge such duty on the next succeeding day that is a Business Day.

*    *    *    *

104

IN WITNESS WHEREOF, each of the parties has caused this Securities Purchase Agreement to be duly executed on its behalf as of the day and year first above written.

IWG HOLDINGS, LLC

By:	/s/ DAVID WEISMAN
Name: David Weisman
Title: CEO

AMERICAN TOWER INVESTMENTS LLC

By:	/s/ EDMUND DISANTO
Name: Edmund DiSanto
Title: General Counsel, Executive Vice President, Chief Administrative Officer

IWG REP, LLC

By:	/s/ DAVID WEISMAN
Name: David Weisman
Title: CEO

[Signature Page to Securities Purchase Agreement]

IN WITNESS WHEREOF, each of the parties has caused this Securities Purchase Agreement to be duly executed on its behalf as of the day and year first above written.

MACQUARIE INFRASTRUCTURE PARTNERS III (PV), L.P., by its general partner,
MACQUARIE INFRASTRUCTURE PARTNERS III GP LLC

By:	/s/ KARL KUCHEL
Name: Karl Kuchel
Title: Chief Executive Officer

By:	/s/ JOHN H. KIM
Name: John H. Kim
Title: General Counsel & Assistant Secretary

[Signature Page to Securities Purchase Agreement]

IN WITNESS WHEREOF, each of the parties has caused this Securities Purchase Agreement to be duly executed on its behalf as of the day and year first above written.

MIP III (REIT) AIV, L.P., by its general partner,
MACQUARIE INFRASTRUCTURE PARTNERS III GP LLC

By:	/s/ KARL KUCHEL
Name: Karl Kuchel
Title: Chief Executive Officer

By:	/s/ JOHN H. KIM
Name: John H. Kim
Title: General Counsel & Assistant Secretary

[Signature Page to Securities Purchase Agreement]

IN WITNESS WHEREOF, each of the parties has caused this Securities Purchase Agreement to be duly executed on its behalf as of the day and year first above written.

MIP III TOWERS, LLC

By:	/s/ KARL KUCHEL
Name: Karl Kuchel
Title: Chief Executive Officer

By:	/s/ JOHN H. KIM
Name: John H. Kim
Title: Secretary

[Signature Page to Securities Purchase Agreement]

IN WITNESS WHEREOF, each of the parties has caused this Securities Purchase Agreement to be duly executed on its behalf as of the day and year first above written.

COX CPH, LLC

By:	/s/ LUIS A. AVILA
Name: Luis A. Avila
Title: Assistant Secretary

[Signature Page to Securities Purchase Agreement]

IN WITNESS WHEREOF, each of the parties has caused this Securities Purchase Agreement to be duly executed on its behalf as of the day and year first above written.

/s/ ABDULHAMEED A. NOURALDEAN
Abdulhameed A. Nouraldean

[Signature Page to Securities Purchase Agreement]

IN WITNESS WHEREOF, each of the parties has caused this Securities Purchase Agreement to be duly executed on its behalf as of the day and year first above written.

ADMIRALTY LEASE GROUP, LLC

By:	/s/ JARRED SABA
Name: Jarred Saba
Title: Authorized Signatory

[Signature Page to Securities Purchase Agreement]

IN WITNESS WHEREOF, each of the parties has caused this Securities Purchase Agreement to be duly executed on its behalf as of the day and year first above written.

/s/ AHMAD A. DARWISH
Ahmad A. Darwish

[Signature Page to Securities Purchase Agreement]

IN WITNESS WHEREOF, each of the parties has caused this Securities Purchase Agreement to be duly executed on its behalf as of the day and year first above written.

/s/ ALBERT H. LAI
Albert H. Lai

[Signature Page to Securities Purchase Agreement]

IN WITNESS WHEREOF, each of the parties has caused this Securities Purchase Agreement to be duly executed on its behalf as of the day and year first above written.

/s/ ALEXANDER SCHNEIDER
Alexander Schneider

[Signature Page to Securities Purchase Agreement]

IN WITNESS WHEREOF, each of the parties has caused this Securities Purchase Agreement to be duly executed on its behalf as of the day and year first above written.

/s/ AMANDA E. SHAIKH
Amanda E. Shaikh

[Signature Page to Securities Purchase Agreement]

IN WITNESS WHEREOF, each of the parties has caused this Securities Purchase Agreement to be duly executed on its behalf as of the day and year first above written.

/s/ ANDREW CORKERN
Andrew Corkern

[Signature Page to Securities Purchase Agreement]

IN WITNESS WHEREOF, each of the parties has caused this Securities Purchase Agreement to be duly executed on its behalf as of the day and year first above written.

/s/ ANTHONY J. COUCH
Anthony J. Couch

[Signature Page to Securities Purchase Agreement]

IN WITNESS WHEREOF, each of the parties has caused this Securities Purchase Agreement to be duly executed on its behalf as of the day and year first above written.

/s/ ANTHONY SABATINO
Anthony Sabatino

[Signature Page to Securities Purchase Agreement]

IN WITNESS WHEREOF, each of the parties has caused this Securities Purchase Agreement to be duly executed on its behalf as of the day and year first above written.

Anthony Sabatino and Teri M. Sabatino, Trustees, or their successors in trust, under the Marie Michael James Trust dated September 9, 2020

/s/ ANTHONY SABATINO
Anthony Sabatino

/s/ TERI M. SABATINO
Teri M. Sabatino

[Signature Page to Securities Purchase Agreement]

IN WITNESS WHEREOF, each of the parties has caused this Securities Purchase Agreement to be duly executed on its behalf as of the day and year first above written.

/s/ AUDREY TETTEH
Audrey Tetteh

[Signature Page to Securities Purchase Agreement]

IN WITNESS WHEREOF, each of the parties has caused this Securities Purchase Agreement to be duly executed on its behalf as of the day and year first above written.

/s/ BRIAN TODD WELLER
Brian Todd Weller

[Signature Page to Securities Purchase Agreement]

IN WITNESS WHEREOF, each of the parties has caused this Securities Purchase Agreement to be duly executed on its behalf as of the day and year first above written.

CATALYST INVESTORS QP IV, L.P.

By: Catalyst Investors Partners IV, L.P., its General Partner By: Catalyst Investors Partners IV, L.L.C., its General Partner

By:	/s/ BRIAN A. RICH
Name: Brian A. Rich
Title: President

CATALYST INVESTORS IV, L.P.

By: Catalyst Investors Partners IV, L.P., its General Partner By: Catalyst Investors Partners IV, L.L.C., its General Partner

By:	/s/ BRIAN A. RICH
Name: Brian A. Rich
Title: President

[Signature Page to Securities Purchase Agreement]

IN WITNESS WHEREOF, each of the parties has caused this Securities Purchase Agreement to be duly executed on its behalf as of the day and year first above written.

/s/ CHRISTIAN CARMODY
Christian Carmody

[Signature Page to Securities Purchase Agreement]

IN WITNESS WHEREOF, each of the parties has caused this Securities Purchase Agreement to be duly executed on its behalf as of the day and year first above written.

/s/ CHRISTINE J. COOPER
Christine J. Cooper

[Signature Page to Securities Purchase Agreement]

IN WITNESS WHEREOF, each of the parties has caused this Securities Purchase Agreement to be duly executed on its behalf as of the day and year first above written.

/s/ CHRISTOPHER M. ROACH
Christopher M. Roach

[Signature Page to Securities Purchase Agreement]

IN WITNESS WHEREOF, each of the parties has caused this Securities Purchase Agreement to be duly executed on its behalf as of the day and year first above written.

/s/ DAVID BLAU
David Blau

[Signature Page to Securities Purchase Agreement]

IN WITNESS WHEREOF, each of the parties has caused this Securities Purchase Agreement to be duly executed on its behalf as of the day and year first above written.

/s/ DAVID DENTON
David Denton

[Signature Page to Securities Purchase Agreement]

IN WITNESS WHEREOF, each of the parties has caused this Securities Purchase Agreement to be duly executed on its behalf as of the day and year first above written.

/s/ DAVID L. BENNET
David L. Bennett

[Signature Page to Securities Purchase Agreement]

IN WITNESS WHEREOF, each of the parties has caused this Securities Purchase Agreement to be duly executed on its behalf as of the day and year first above written.

/s/ DAVID M. GARCIA
David M. Garcia

[Signature Page to Securities Purchase Agreement]

IN WITNESS WHEREOF, each of the parties has caused this Securities Purchase Agreement to be duly executed on its behalf as of the day and year first above written.

/s/ DUNG T. NGUYEN
Dung T. Nguyen

[Signature Page to Securities Purchase Agreement]

IN WITNESS WHEREOF, each of the parties has caused this Securities Purchase Agreement to be duly executed on its behalf as of the day and year first above written.

/s/ EBONEI S. WHITE
Ebonei S. White

[Signature Page to Securities Purchase Agreement]

IN WITNESS WHEREOF, each of the parties has caused this Securities Purchase Agreement to be duly executed on its behalf as of the day and year first above written.

/s/ EDWARD SCHAFER
Edward Schafer

[Signature Page to Securities Purchase Agreement]

IN WITNESS WHEREOF, each of the parties has caused this Securities Purchase Agreement to be duly executed on its behalf as of the day and year first above written.

/s/ EUGENIO DUDLEY JR
Eugenio Dudley Jr

[Signature Page to Securities Purchase Agreement]

IN WITNESS WHEREOF, each of the parties has caused this Securities Purchase Agreement to be duly executed on its behalf as of the day and year first above written.

/s/ FATINA C. NEWMAN
Fatina C. Newman

[Signature Page to Securities Purchase Agreement]

IN WITNESS WHEREOF, each of the parties has caused this Securities Purchase Agreement to be duly executed on its behalf as of the day and year first above written.

FOURTEEN MILE, LLC

By:	/s/ JARRED SABA
Name: Jarred Saba
Title: Authorized Signatory

[Signature Page to Securities Purchase Agreement]

IN WITNESS WHEREOF, each of the parties has caused this Securities Purchase Agreement to be duly executed on its behalf as of the day and year first above written.

/s/ FRANK L SCHMIDT
Frank L Schmidt

[Signature Page to Securities Purchase Agreement]

IN WITNESS WHEREOF, each of the parties has caused this Securities Purchase Agreement to be duly executed on its behalf as of the day and year first above written.

/s/ GORDON C. CHIN
Gordon C. Chin

[Signature Page to Securities Purchase Agreement]

IN WITNESS WHEREOF, each of the parties has caused this Securities Purchase Agreement to be duly executed on its behalf as of the day and year first above written.

/s/ GRAFILO O. RODRIGUES
Grafilo O. Rodrigues

[Signature Page to Securities Purchase Agreement]

IN WITNESS WHEREOF, each of the parties has caused this Securities Purchase Agreement to be duly executed on its behalf as of the day and year first above written.

/s/ IMIX L. SHISH
Imix L. Shish

[Signature Page to Securities Purchase Agreement]

IN WITNESS WHEREOF, each of the parties has caused this Securities Purchase Agreement to be duly executed on its behalf as of the day and year first above written.

/s/ IRIS K. BRUNO
Iris K. Bruno

[Signature Page to Securities Purchase Agreement]

IN WITNESS WHEREOF, each of the parties has caused this Securities Purchase Agreement to be duly executed on its behalf as of the day and year first above written.

/s/ ISIMEME L. EMAFOR
Isimeme L. Emafor

[Signature Page to Securities Purchase Agreement]

IN WITNESS WHEREOF, each of the parties has caused this Securities Purchase Agreement to be duly executed on its behalf as of the day and year first above written.

JAKS MANAGEMENT, LLC

By:	/s/ ANDREW CORKERN
Name: Andrew Corkern
Title: Authorized Signator

[Signature Page to Securities Purchase Agreement]

IN WITNESS WHEREOF, each of the parties has caused this Securities Purchase Agreement to be duly executed on its behalf as of the day and year first above written.

/s/ JAMES A. CHANEY
James A. Chaney

[Signature Page to Securities Purchase Agreement]

IN WITNESS WHEREOF, each of the parties has caused this Securities Purchase Agreement to be duly executed on its behalf as of the day and year first above written.

/s/ JARED R. ECKERT
Jared R. Eckert

[Signature Page to Securities Purchase Agreement]

IN WITNESS WHEREOF, each of the parties has caused this Securities Purchase Agreement to be duly executed on its behalf as of the day and year first above written.

/s/ JENNIFER E. FAIRFAX
Jennifer E. Fairfax

[Signature Page to Securities Purchase Agreement]

IN WITNESS WHEREOF, each of the parties has caused this Securities Purchase Agreement to be duly executed on its behalf as of the day and year first above written.

/s/ JEREMY J. TESSON
Jeremy J. Tesson

[Signature Page to Securities Purchase Agreement]

IN WITNESS WHEREOF, each of the parties has caused this Securities Purchase Agreement to be duly executed on its behalf as of the day and year first above written.

/s/ JEREMY J. WENGERD
Jeremy J. Wengerd

[Signature Page to Securities Purchase Agreement]

IN WITNESS WHEREOF, each of the parties has caused this Securities Purchase Agreement to be duly executed on its behalf as of the day and year first above written.

/s/ JESSICA L. GRAY
Jessica L. Gray

[Signature Page to Securities Purchase Agreement]

IN WITNESS WHEREOF, each of the parties has caused this Securities Purchase Agreement to be duly executed on its behalf as of the day and year first above written.

/s/ JONATHAN D. OLEXA
Jonathan D. Olexa

[Signature Page to Securities Purchase Agreement]

IN WITNESS WHEREOF, each of the parties has caused this Securities Purchase Agreement to be duly executed on its behalf as of the day and year first above written.

/s/ JOSEPH F. MULLIN
Joseph F. Mullin

[Signature Page to Securities Purchase Agreement]

IN WITNESS WHEREOF, each of the parties has caused this Securities Purchase Agreement to be duly executed on its behalf as of the day and year first above written.

JTL TRUST, DATED 02/16/17

By:	/s/ TRACY LEE
Name: Tracy Lee
Title: Trustee

By:	/s/ JOHN LEE
Name: John Lee
Title: Trustee

[Signature Page to Securities Purchase Agreement]

IN WITNESS WHEREOF, each of the parties has caused this Securities Purchase Agreement to be duly executed on its behalf as of the day and year first above written.

/s/ KYLE J. WAGNER
Kyle J. Wager

[Signature Page to Securities Purchase Agreement]

IN WITNESS WHEREOF, each of the parties has caused this Securities Purchase Agreement to be duly executed on its behalf as of the day and year first above written.

/s/ KYLE QUILLEN
Kyle Quillen

[Signature Page to Securities Purchase Agreement]

IN WITNESS WHEREOF, each of the parties has caused this Securities Purchase Agreement to be duly executed on its behalf as of the day and year first above written.

/s/ LANCE C. CAWLEY
Lance C. Cawley

[Signature Page to Securities Purchase Agreement]

IN WITNESS WHEREOF, each of the parties has caused this Securities Purchase Agreement to be duly executed on its behalf as of the day and year first above written.

/s/ LAURA A. WAKEFIELD
Laura A. Wakefield

[Signature Page to Securities Purchase Agreement]

IN WITNESS WHEREOF, each of the parties has caused this Securities Purchase Agreement to be duly executed on its behalf as of the day and year first above written.

/s/ LUCAS W. SCHNEIDERHAN
Lucas W. Schneiderhan

[Signature Page to Securities Purchase Agreement]

IN WITNESS WHEREOF, each of the parties has caused this Securities Purchase Agreement to be duly executed on its behalf as of the day and year first above written.

/s/ MAAZ A. SHARIEF
Maaz A. Sharief

[Signature Page to Securities Purchase Agreement]

IN WITNESS WHEREOF, each of the parties has caused this Securities Purchase Agreement to be duly executed on its behalf as of the day and year first above written.

/s/ MADHU SUDHAN PAUDEL CHHETRI
Madhu Sudhan Paudel Chhetri

[Signature Page to Securities Purchase Agreement]

IN WITNESS WHEREOF, each of the parties has caused this Securities Purchase Agreement to be duly executed on its behalf as of the day and year first above written.

/s/ MARY M. RUCK
Mary M. Ruck

[Signature Page to Securities Purchase Agreement]

IN WITNESS WHEREOF, each of the parties has caused this Securities Purchase Agreement to be duly executed on its behalf as of the day and year first above written.

/s/ MATTHEW J. BERMAN
Matthew J. Berman

[Signature Page to Securities Purchase Agreement]

IN WITNESS WHEREOF, each of the parties has caused this Securities Purchase Agreement to be duly executed on its behalf as of the day and year first above written.

/s/ CARL M. LIND
Carl M. Lind

[Signature Page to Securities Purchase Agreement]

IN WITNESS WHEREOF, each of the parties has caused this Securities Purchase Agreement to be duly executed on its behalf as of the day and year first above written.

/s/ MELISSA A. PARK
Melissa A. Park

[Signature Page to Securities Purchase Agreement]

IN WITNESS WHEREOF, each of the parties has caused this Securities Purchase Agreement to be duly executed on its behalf as of the day and year first above written.

/s/ MICHAEL G. GALLOP
Michael G. Gallop

[Signature Page to Securities Purchase Agreement]

IN WITNESS WHEREOF, each of the parties has caused this Securities Purchase Agreement to be duly executed on its behalf as of the day and year first above written.

/s/ MICHAEL H. UHLE
Michael H. Uhle

[Signature Page to Securities Purchase Agreement]

IN WITNESS WHEREOF, each of the parties has caused this Securities Purchase Agreement to be duly executed on its behalf as of the day and year first above written.

/s/ MICHAEL LIFLAND
Michael Lifland

[Signature Page to Securities Purchase Agreement]

IN WITNESS WHEREOF, each of the parties has caused this Securities Purchase Agreement to be duly executed on its behalf as of the day and year first above written.

/s/ MICHAEL M. HINTON
Michael M. Hinton

[Signature Page to Securities Purchase Agreement]

IN WITNESS WHEREOF, each of the parties has caused this Securities Purchase Agreement to be duly executed on its behalf as of the day and year first above written.

/s/ MIKALA A. CHARRON
Mikala A. Charron

[Signature Page to Securities Purchase Agreement]

IN WITNESS WHEREOF, each of the parties has caused this Securities Purchase Agreement to be duly executed on its behalf as of the day and year first above written.

/s/ MONICA R. RUCCI
Monica R. Rucci

[Signature Page to Securities Purchase Agreement]

IN WITNESS WHEREOF, each of the parties has caused this Securities Purchase Agreement to be duly executed on its behalf as of the day and year first above written.

/s/ NANCY E. TERRY
Nancy E. Terry

[Signature Page to Securities Purchase Agreement]

IN WITNESS WHEREOF, each of the parties has caused this Securities Purchase Agreement to be duly executed on its behalf as of the day and year first above written.

/s/ NICOLE N. PALMER
Nicole N. Palmer

[Signature Page to Securities Purchase Agreement]

IN WITNESS WHEREOF, each of the parties has caused this Securities Purchase Agreement to be duly executed on its behalf as of the day and year first above written.

/s/ NOELLE R. KENNY
Noelle R. Kenny

[Signature Page to Securities Purchase Agreement]

IN WITNESS WHEREOF, each of the parties has caused this Securities Purchase Agreement to be duly executed on its behalf as of the day and year first above written.

/s/ PARASH M. POKHAREL
Parash M. Pokharel

[Signature Page to Securities Purchase Agreement]

IN WITNESS WHEREOF, each of the parties has caused this Securities Purchase Agreement to be duly executed on its behalf as of the day and year first above written.

/s/ PATRICK D. KERR
Patrick D. Kerr

[Signature Page to Securities Purchase Agreement]

IN WITNESS WHEREOF, each of the parties has caused this Securities Purchase Agreement to be duly executed on its behalf as of the day and year first above written.

/s/ PATRICK K. CAPONE
Patrick K. Capone

[Signature Page to Securities Purchase Agreement]

IN WITNESS WHEREOF, each of the parties has caused this Securities Purchase Agreement to be duly executed on its behalf as of the day and year first above written.

/s/ PAUL EISENBERG
Paul Eisenberg

[Signature Page to Securities Purchase Agreement]

IN WITNESS WHEREOF, each of the parties has caused this Securities Purchase Agreement to be duly executed on its behalf as of the day and year first above written.

/s/ PETER A. SAARI
Peter A. Saari

[Signature Page to Securities Purchase Agreement]

IN WITNESS WHEREOF, each of the parties has caused this Securities Purchase Agreement to be duly executed on its behalf as of the day and year first above written.

/s/ PETER N. DAVENPORT
Peter N. Davenport

[Signature Page to Securities Purchase Agreement]

IN WITNESS WHEREOF, each of the parties has caused this Securities Purchase Agreement to be duly executed on its behalf as of the day and year first above written.

/s/ PETRA AGOSTO
Petra Agosto

[Signature Page to Securities Purchase Agreement]

IN WITNESS WHEREOF, each of the parties has caused this Securities Purchase Agreement to be duly executed on its behalf as of the day and year first above written.

PIETROPOLA CONSULTING, LLC

By:	/s/ MICHAEL PIETROPOLA
Name: Michael Pietropola
Title: President Pietropola Consulting LLC

[Signature Page to Securities Purchase Agreement]

IN WITNESS WHEREOF, each of the parties has caused this Securities Purchase Agreement to be duly executed on its behalf as of the day and year first above written.

/s/ QUINCY A. BYRD
Quincy A. Byrd

[Signature Page to Securities Purchase Agreement]

IN WITNESS WHEREOF, each of the parties has caused this Securities Purchase Agreement to be duly executed on its behalf as of the day and year first above written.

/s/ ROBERT A. SOBOL
Robert A. Sobol

[Signature Page to Securities Purchase Agreement]

IN WITNESS WHEREOF, each of the parties has caused this Securities Purchase Agreement to be duly executed on its behalf as of the day and year first above written.

/s/ ROBERT ALARCON
Robert Alarcon

[Signature Page to Securities Purchase Agreement]

IN WITNESS WHEREOF, each of the parties has caused this Securities Purchase Agreement to be duly executed on its behalf as of the day and year first above written.

/s/ ROBERT L. JOHNSON JR
Robert L. Johnson Jr

[Signature Page to Securities Purchase Agreement]

IN WITNESS WHEREOF, each of the parties has caused this Securities Purchase Agreement to be duly executed on its behalf as of the day and year first above written.

/s/ ROBERT R. SCHLADT
Robert R. Schladt

[Signature Page to Securities Purchase Agreement]

IN WITNESS WHEREOF, each of the parties has caused this Securities Purchase Agreement to be duly executed on its behalf as of the day and year first above written.

/s/ ROBERT W. LEONARD III
Robert W. Leonard III

[Signature Page to Securities Purchase Agreement]

IN WITNESS WHEREOF, each of the parties has caused this Securities Purchase Agreement to be duly executed on its behalf as of the day and year first above written.

/s/ ROBERT W. MITCHELL JR
Robert W. Mitchell Jr

[Signature Page to Securities Purchase Agreement]

IN WITNESS WHEREOF, each of the parties has caused this Securities Purchase Agreement to be duly executed on its behalf as of the day and year first above written.

/s/ ROCHELLE T. APRIGLIANO
Rochelle T. Aprigliano

[Signature Page to Securities Purchase Agreement]

IN WITNESS WHEREOF, each of the parties has caused this Securities Purchase Agreement to be duly executed on its behalf as of the day and year first above written.

RONI DARLICE JACKSON TRUST, DATED 3/13/97

By:	/s/ RONI DARLICE JACKSON
Name: Roni Darlice Jackson
Title:Trustee

[Signature Page to Securities Purchase Agreement]

IN WITNESS WHEREOF, each of the parties has caused this Securities Purchase Agreement to be duly executed on its behalf as of the day and year first above written.

/s/ SAMANTHA L. HAYES
Samantha L. Hayes

[Signature Page to Securities Purchase Agreement]

IN WITNESS WHEREOF, each of the parties has caused this Securities Purchase Agreement to be duly executed on its behalf as of the day and year first above written.

/s/ SANTOSH C. SANAPUJI
Santosh C. Sanapuji

[Signature Page to Securities Purchase Agreement]

IN WITNESS WHEREOF, each of the parties has caused this Securities Purchase Agreement to be duly executed on its behalf as of the day and year first above written.

/s/ SCOTT W. HAASS
Scott W. Haass

[Signature Page to Securities Purchase Agreement]

IN WITNESS WHEREOF, each of the parties has caused this Securities Purchase Agreement to be duly executed on its behalf as of the day and year first above written.

/s/ SONIA I. KOUGH
Sonia I. Kough

[Signature Page to Securities Purchase Agreement]

IN WITNESS WHEREOF, each of the parties has caused this Securities Purchase Agreement to be duly executed on its behalf as of the day and year first above written.

/s/ STEPHANIE BEATTIE
Stephanie Beattie

[Signature Page to Securities Purchase Agreement]

IN WITNESS WHEREOF, each of the parties has caused this Securities Purchase Agreement to be duly executed on its behalf as of the day and year first above written.

/s/ STEVEN KENNY
Steven Kenny

[Signature Page to Securities Purchase Agreement]

IN WITNESS WHEREOF, each of the parties has caused this Securities Purchase Agreement to be duly executed on its behalf as of the day and year first above written.

/s/ TAMARA A. WILLIAMS
Tamara A. Williams

[Signature Page to Securities Purchase Agreement]

IN WITNESS WHEREOF, each of the parties has caused this Securities Purchase Agreement to be duly executed on its behalf as of the day and year first above written.

/s/ TERRY REYNOLDS
Terry Reynolds

[Signature Page to Securities Purchase Agreement]

IN WITNESS WHEREOF, each of the parties has caused this Securities Purchase Agreement to be duly executed on its behalf as of the day and year first above written.

/s/ TIERNEY ROWE
Tierney Rowe

[Signature Page to Securities Purchase Agreement]

IN WITNESS WHEREOF, each of the parties has caused this Securities Purchase Agreement to be duly executed on its behalf as of the day and year first above written.

/s/ TIMOTHY F. PETERSON
Timothy F. Peterson

[Signature Page to Securities Purchase Agreement]

IN WITNESS WHEREOF, each of the parties has caused this Securities Purchase Agreement to be duly executed on its behalf as of the day and year first above written.

/s/ TIMOTHY P. O’CONNOR
Timothy P. O’Connor

[Signature Page to Securities Purchase Agreement]

IN WITNESS WHEREOF, each of the parties has caused this Securities Purchase Agreement to be duly executed on its behalf as of the day and year first above written.

/s/ Tracy G. Lee
Tracy G. Lee

[Signature Page to Securities Purchase Agreement]

IN WITNESS WHEREOF, each of the parties has caused this Securities Purchase Agreement to be duly executed on its behalf as of the day and year first above written.

/s/ TRACY K. WHITE
Tracy K. White

[Signature Page to Securities Purchase Agreement]

IN WITNESS WHEREOF, each of the parties has caused this Securities Purchase Agreement to be duly executed on its behalf as of the day and year first above written.

TURRIS SITES LP

By:	/s/ JOHN WAHBA
Name: John Wahba
Title: CEO

[Signature Page to Securities Purchase Agreement]

IN WITNESS WHEREOF, each of the parties has caused this Securities Purchase Agreement to be duly executed on its behalf as of the day and year first above written.

/s/ TYRONE WASHINGTON
Tyrone Washington

[Signature Page to Securities Purchase Agreement]

IN WITNESS WHEREOF, each of the parties has caused this Securities Purchase Agreement to be duly executed on its behalf as of the day and year first above written.

/s/ VERONICA SCOZIA
Veronica Scozia

[Signature Page to Securities Purchase Agreement]

IN WITNESS WHEREOF, each of the parties has caused this Securities Purchase Agreement to be duly executed on its behalf as of the day and year first above written.

/s/ WILLIAM E. STONEBRAKER
William E. Stonebraker

[Signature Page to Securities Purchase Agreement]

IN WITNESS WHEREOF, each of the parties has caused this Securities Purchase Agreement to be duly executed on its behalf as of the day and year first above written.

/s/ WILLIAM J. WISE
William J. Wise

[Signature Page to Securities Purchase Agreement]

IN WITNESS WHEREOF, each of the parties has caused this Securities Purchase Agreement to be duly executed on its behalf as of the day and year first above written.

/s/ WILLIAM WHEELER
William Wheeler

[Signature Page to Securities Purchase Agreement]

IN WITNESS WHEREOF, each of the parties has caused this Securities Purchase Agreement to be duly executed on its behalf as of the day and year first above written.

/s/ WUBALEM TAMENE WAKA
Wubalem Tamene Waka

[Signature Page to Securities Purchase Agreement]

IN WITNESS WHEREOF, each of the parties has caused this Securities Purchase Agreement to be duly executed on its behalf as of the day and year first above written.

/s/ YAHYA A. ALHUSSEIN
Yahya A. Alhussein

[Signature Page to Securities Purchase Agreement]

IN WITNESS WHEREOF, each of the parties has caused this Securities Purchase Agreement to be duly executed on its behalf as of the day and year first above written.

CAMPBELL 2005 REVOCABLE TRUST

By:	/s/ JOHN CAMPBELL
Name: John Campbell
Title: Trustee

By:	/s/ JEN CAMPBELL
Name: Jen Campbell
Title: Trustee

[Signature Page to Securities Purchase Agreement]

IN WITNESS WHEREOF, each of the parties has caused this Securities Purchase Agreement to be duly executed on its behalf as of the day and year first above written.

/s/ ROSS L. CAMPBELL
Ross L. Campbell

[Signature Page to Securities Purchase Agreement]

IN WITNESS WHEREOF, each of the parties has caused this Securities Purchase Agreement to be duly executed on its behalf as of the day and year first above written.

/s/ JASMINE L. CAMPBELL
Jasmine L. Campbell

[Signature Page to Securities Purchase Agreement]

IN WITNESS WHEREOF, each of the parties has caused this Securities Purchase Agreement to be duly executed on its behalf as of the day and year first above written.

/s/ RYON L. CAMPBELL
Ryon L. Campbell

[Signature Page to Securities Purchase Agreement]

IN WITNESS WHEREOF, each of the parties has caused this Securities Purchase Agreement to be duly executed on its behalf as of the day and year first above written.

/s/ DAVID WEISMAN
David WEISMAN

DAVID E. WEISMAN 2019 REVOCABLE TRUST DATED 3/15/19

By:	/s/ DAVID WEISMAN
Name: David Weisman
Title: Trustee

JONATHAN A. WEISMAN 2019 GST TRUST DATED 3/15/19

By:	/s/ DAVID WEISMAN
Name: David Weisman
Title: Trustee

By:	/s/ CHRISTOPHER CURTIS
Name: Christopher Curtis
Title: Trustee

[Signature Page to Securities Purchase Agreement]

IN WITNESS WHEREOF, each of the parties has caused this Securities Purchase Agreement to be duly executed on its behalf as of the day and year first above written.

BETH A. WEISMAN 2019 GST TRUST DATED 3/15/19

By:	/s/ DAVID WEISMAN
Name: David Weisman
Title: Trustee

By:	/s/ CHRISTOPHER CURTIS
Name: Christopher Curtis
Title: Trustee

JULIE K. WEISMAN 2019 GST TRUST DATED 3/15/19

By:	/s/ DAVID WEISMAN
Name: David Weisman
Title: Trustee

By:	/s/ CHRISTOPHER CURTIS
Name: Christopher Curtis
Title: Trustee

[Signature Page to Securities Purchase Agreement]